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                                                                   Exhibit 10.48

                             VORNADO FINANCE L.L.C.,

                                              as Issuer,

                       LASALLE BANK NATIONAL ASSOCIATION,

                                              as Trustee,

                               ABN AMRO BANK N.V.

                                              as Fiscal Agent,

                          MIDLAND LOAN SERVICES, INC.,

                                              as Servicer

                                       and

                          MIDLAND LOAN SERVICES, INC.,

                                              as Special Servicer

                              --------------------

                        INDENTURE AND SERVICING AGREEMENT

                     Dated and effective as of March 1, 2000

                              --------------------

      Commercial Mortgage-Backed Notes, Series 2000-VNO, due March 15, 2010

                                Class A-1 Notes
                                Class A-2 Notes
                                 Class B Notes
                                 Class C Notes
                                 Class D Notes
                                 Class E Notes
                                 Class F Notes
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                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1     Definitions....................................................2
SECTION 1.2     Form of Documents Delivered to Trustee........................26
SECTION 1.3     Acts of Holders...............................................26
SECTION 1.4     Computation of Principal Amount...............................27
SECTION 1.5     Notices.......................................................27
SECTION 1.6     Notice to Holders of Notes....................................30
SECTION 1.7     Successors and Assigns........................................30
SECTION 1.8     Separability Clause...........................................30
SECTION 1.9     Benefits of Indenture.........................................30
SECTION 1.10    Governing Law.................................................31
SECTION 1.11    [Intentionally Omitted].......................................31
SECTION 1.12    Security Agreement............................................31
SECTION 1.13    Third-Party Beneficiary.......................................32
SECTION 1.14    Obligations are Without Recourse..............................32
SECTION 1.15    [Intentionally Omitted].......................................34
SECTION 1.16    Execution in Counterparts.....................................34

                                   ARTICLE II
                               FORMS OF THE NOTES

SECTION 2.1     Forms Generally...............................................34
SECTION 2.2     Form of Trustee's Certificate of Authentication...............35
SECTION 2.3     Form of the Notes.............................................35
SECTION 2.4     Legends.......................................................38
SECTION 2.5     Restricted Notes..............................................39
SECTION 2.6     Global Notes..................................................40


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                                   ARTICLE III
                                    THE NOTES

SECTION 3.1     Equal and Ratable Securities; Amount; Authorization...........41
SECTION 3.2     Denominations.................................................42
SECTION 3.3     Conditions Precedent to Issuance of Notes.....................43
SECTION 3.4     Execution, Authentication and Delivery of the Notes...........45
SECTION 3.5     Deposit Account, Collection Account, Payment Account;
                Holdover Account..............................................46
SECTION 3.6     Registration; Paying Agent....................................52
SECTION 3.7     Holder Lists..................................................54
SECTION 3.8     Transfer and Exchange.........................................54
SECTION 3.9     Mutilated, Destroyed, Lost and Stolen Notes...................61
SECTION 3.10    Interest......................................................62
SECTION 3.11    Principal; Payment of Principal and Interest..................63
SECTION 3.12    Interest on New Notes.........................................66
SECTION 3.13    Cancellation..................................................66
SECTION 3.14    Information...................................................66
SECTION 3.15    Paying Agent to Hold Money in Trust...........................67

                                   ARTICLE IV
         RELEASE OF MORTGAGED PROPERTIES; SATISFACTION AND DISCHARGE OF
                                    INDENTURE

SECTION 4.1     Release.......................................................67
SECTION 4.2     Satisfaction and Discharge of Indenture.......................68
SECTION 4.3     Defeasance of Notes...........................................69
SECTION 4.4     Application of Trust Money....................................74
SECTION 4.5     Repayment to Issuer...........................................74
SECTION 4.6     Reinstatement.................................................75

                                    ARTICLE V
                                    REMEDIES

SECTION 5.1     Events of Default.............................................75


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SECTION 5.2     Acceleration of Maturity; Rescission and Annulment............77
SECTION 5.3     Collection of Indebtedness and Suits for Enforcement
                by Servicer...................................................78
SECTION 5.4     Special Servicer May File Proofs of Claim.....................78
SECTION 5.5     Servicer May Enforce Claims Without Possession of Notes.......79
SECTION 5.6     Application of Money Collected................................80
SECTION 5.7     Limitation on Suits...........................................82
SECTION 5.8     Unconditional Right of Holders to Receive Principal and
                Interest......................................................83
SECTION 5.9     Restoration of Rights and Remedies............................83
SECTION 5.10    Rights and Remedies Cumulative................................84
SECTION 5.11    Delay or Omission Not Waiver..................................84
SECTION 5.12    Control by Holders............................................84
SECTION 5.13    Waiver of Past Defaults.......................................86
SECTION 5.14    Undertaking for Costs.........................................86

                                   ARTICLE VI
                                   THE TRUSTEE

SECTION 6.1     Certain Duties and Responsibilities...........................87
SECTION 6.2     Money Held in Trust...........................................92
SECTION 6.3     Notice of Defaults............................................92
SECTION 6.4     Certain Rights of Trustee.....................................93
SECTION 6.5     Compensation and Reimbursement................................94
SECTION 6.6     Confidentiality...............................................95
SECTION 6.7     Corporate Trustee Required; Eligibility.......................95
SECTION 6.8     Representations and Warranties of the Trustee.................96
SECTION 6.9     Merger, Conversion, Consolidation or Succession
                to Business...................................................97
SECTION 6.10    Resignation and Removal; Appointment of Successor.............98
SECTION 6.11    Acceptance of Appointment by Successor........................99
SECTION 6.12    Conflicting Interests........................................100
SECTION 6.13    Self Dealing.................................................100
SECTION 6.14    Investments..................................................100
SECTION 6.15    Unclaimed Funds..............................................102
SECTION 6.16    Illegal Acts.................................................103


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SECTION 6.17    Communications to be Sent to the Rating Agencies, Holders
                and the Initial Purchaser....................................103
SECTION 6.18    Separate Trustees and Co-trustees............................104
SECTION 6.19    [Intentionally Omitted]......................................106
SECTION 6.20    Withholding and Information Reporting........................106

                                   ARTICLE VII
                        THE SERVICER AND SPECIAL SERVICER

SECTION 7.1     Servicer to Act as Servicer; Special Servicer to Act
                as Special Servicer..........................................106
SECTION 7.2     Sub-Servicing Agreements.....................................107
SECTION 7.3     Certain Duties and Responsibilities..........................108
SECTION 7.4     Payment of Impositions, Etc..................................110
SECTION 7.5     Maintenance of Insurance and Errors and Omissions and
                Fidelity Coverage............................................111
SECTION 7.6     Application of Funds in Reserve Accounts in Event
                of Default...................................................112
SECTION 7.7     Realization upon Mortgaged Property..........................113
SECTION 7.8     Trustee to Cooperate: Release of Original Security
                Documents....................................................116
SECTION 7.9     Title and Management of Foreclosed Property..................116
SECTION 7.10    Sale of Foreclosed Property..................................118
SECTION 7.11    Servicing Compensation.......................................119
SECTION 7.12    Reports to the Trustee; Statements to the Issuer.............120
SECTION 7.13    Annual Statement as to Compliance............................121
SECTION 7.14    Annual Independent Public Accountants' Servicing Report......121
SECTION 7.15    Access to Certain Documentation Regarding the Loan...........122
SECTION 7.16    Inspections..................................................122
SECTION 7.17    Advances.....................................................123
SECTION 7.18    Appointment of Special Servicer..............................126
SECTION 7.19    Transfer of Servicing Between Servicer and Special
                Servicer, Record Keeping.....................................126
SECTION 7.20    Rights of the Issuer with Respect to the Servicer............128
SECTION 7.21    Limitation on the Liability of the Servicer and Others.......128
SECTION 7.22    Servicer and Special Servicer Not to Resign; Termination
                of Servicer by Holders.......................................130


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SECTION 7.23    Merger or Consolidation of the Servicer......................131
SECTION 7.24    Servicer Default.............................................132
SECTION 7.25    Remedies of Trustee..........................................135
SECTION 7.26    Directions by Holders and Duties of Trustee During
                Servicer Default.............................................135
SECTION 7.27    Trustee to Act; Appointment of Successor.....................136
SECTION 7.28    Notification to Holders......................................137
SECTION 7.29    Waiver of Past Events of Default.............................137
SECTION 7.30    Representations and Warranties...............................138

                                  ARTICLE VIII
                                   THE ISSUER

SECTION 8.1     Reports by the Issuer........................................139
SECTION 8.2     Representations, Warranties and Covenants of the Issuer......139

                                   ARTICLE IX
                       SUPPLEMENTAL INDENTURES; AMENDMENTS

SECTION 9.1     Supplemental Indentures or Amendments Without
                Consent of Holders...........................................141
SECTION 9.2     Supplemental Indentures or Amendments With Consent
                of Holders...................................................142
SECTION 9.3     Delivery of Supplements......................................144
SECTION 9.4     Opinion of Counsel...........................................144

                                    ARTICLE X
                              COVENANTS; WARRANTIES

SECTION 10.1    Payment of Principal and Interest............................145
SECTION 10.2    Maintenance of Office or Agency..............................145
SECTION 10.3    Paying Agents; Transfer Agent; Money for Note Payments
                to be Held in Trust..........................................145
SECTION 10.4    Withholding..................................................146
SECTION 10.5    Entity Existence.............................................146
SECTION 10.6    Payment of Taxes and Other Claims............................146
SECTION 10.7    Maintenance of Lien and Recording............................147
SECTION 10.8    Performance and Enforcement..................................147


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SECTION 10.9    Negative Covenants...........................................148
SECTION 10.10   Statement as to Compliance...................................148
SECTION 10.11   Notices to the Rating Agencies...............................148
SECTION 10.12   Resale of Certain Securities.................................149

                                   ARTICLE XI
                               REDEMPTION OF NOTES

SECTION 11.1    Applicability of Article.....................................149
SECTION 11.2    Election to Redeem; Notice to Trustee........................150
SECTION 11.3    Selection by Trustee of Notes to be Redeemed.................151
SECTION 11.4    Notice of Redemption.........................................151
SECTION 11.5    Deposit of Redemption Price..................................152
SECTION 11.6    Notes Payable on Redemption Date.............................152
SECTION 11.7    Notes Redeemed in Part.......................................152

                                   ARTICLE XII
                             [INTENTIONALLY OMITTED]

                                  ARTICLE XIII
                          MEETINGS OF HOLDERS OF NOTES

SECTION 13.1    Purposes for Which Meetings May Be Called....................153
SECTION 13.2    Call, Notice and Place of Meetings...........................153
SECTION 13.3    Persons Entitled to Vote at Meetings.........................153
SECTION 13.4    Quorum; Action...............................................154
SECTION 13.5    Determination of Voting Rights; Conduct and Adjournment of
                Meetings.....................................................155
SECTION 13.6    Counting Votes and Recording Action of Meetings..............155

EXHIBITS

A       Form of Note


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B-1     Form of Certification to be given by Holders of Beneficial Interest in a
        Regulation S Temporary Global Note

B-2 Form of Certification to be given by Euroclear or Clearstream, Luxembourg

B-3 Form of Certification to be given by a Transferee of Beneficial Interest in a Regulation S Temporary Global Note

B-4 Form of Certification to be given by a Transferor for the Transfer or Exchange of a Definitive Note to a Restricted Global Note, Unrestricted Note, Unrestricted Global Note or Regulation S Temporary Global Note

B-5 Form of Certification given by a Transferor for Transfer or Exchange of Restricted Global Note for a Regulation S Temporary Global Note

B-6 Form of Certification given by a Transferor for Transfer or Exchange of Restricted Global Note for an Unrestricted Global Note

B-7     Form of Instruction for Exchange

C       Form of Certification requesting Documentation pursuant to Indenture
        Section 6.17

D       List of Authorized Persons

E       Request for Release of Documents

F       Investment Representation Letter

G       List of Property Owners

H       Principal Installment Amounts

G       Issuer Separateness Covenants


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      INDENTURE AND SERVICING AGREEMENT, dated and effective as of March 1, 2000
(this "Indenture"), among VORNADO FINANCE L.L.C., as issuer (defined herein as the "Issuer") having an address at c/o Vornado Realty Trust, Park 80 West, Plaza II, Saddle Brook, New Jersey 07663, Attention: Mr. Joseph Macnow, LASALLE BANK NATIONAL ASSOCIATION, as trustee (defined herein, together with its successors and any separate or co-trustee, as the "Trustee"), having an address at 135 S. LaSalle Street, Suite 1625, Chicago, IL 60603, ABN AMRO BANK N.V., a banking corporation organized under the laws of the Netherlands, as fiscal agent
(defined herein as the "Fiscal Agent"), having an address at 135 S. LaSalle Street, Suite 1625, Chicago, IL 60603, MIDLAND LOAN SERVICES, INC., as servicer (defined herein together with its successors, the "Servicer"), having an address at 210 West 10th Street, Kansas City, MO 64105 and MIDLAND LOAN SERVICES, INC., as special servicer (defined herein together with its successors, the "Special Servicer") having an address at 210 West 10th Street, Kansas City, MO 64105.

                             RECITALS OF THE ISSUER

      The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its notes or other evidences of indebtedness (herein individually called a "Note" and collectively called the "Notes") to be issued as provided in this Indenture in the form of Commercial Mortgage-Backed Notes, Series 2000-VNO, due March 15, 2010, in an aggregate principal amount equal to $500,000,000.

      All things necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee hereunder and duly issued by the Issuer, the valid and legally binding obligations of the Issuer enforceable in accordance with their terms, and to make this Indenture a valid and legally binding agreement of the Issuer, the Special Servicer, the Servicer, the Trustee and the Fiscal Agent enforceable in accordance with its terms, except in each case as such enforcement may be limited by bankruptcy, fraudulent conveyance or transfer, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), have been done.

                                GENERAL COVENANT

      IT IS HEREBY COVENANTED AND DECLARED that the Notes are to be authenticated and delivered by the Trustee (or any Authenticating Agent), and the Collateral is to be held and applied by the Trustee, subject to the further covenants, conditions and trusts hereinafter set forth, and the Issuer does hereby represent and warrant, and covenant and agree, to and with the Trustee, the Special Servicer, the Servicer and the Fiscal Agent, for the equal and proportionate benefit and security of the Trustee for the benefit of the Holders of the Notes as follows:
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                                    ARTICLE I

                              DEFINITIONS AND OTHER
                        PROVISIONS OF GENERAL APPLICATION

      SECTION 1.1 Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

      (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America;

      (c) the word "including" shall be construed to be followed by the words "without limitation";

      (d) Section headings are for the convenience of the reader and shall not be considered in interpreting this Indenture or the intent of the parties hereto;

      (e) the words "herein", "hereof and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

      (f) the words "immediately available funds" shall have the same meaning as "same day funds" when used herein; and

      (g) As a matter of convenience herein, rating categories are generally stated in the nomenclature of Moody's Investors Service, Inc. and Duff & Phelps Credit Rating Co., it being understood that unless otherwise expressly stated to the contrary, reference to such category shall also be deemed to be a reference to the comparable category of each other Rating Agency; provided that if a specified rating (or its equivalent) from any of the Rating Agencies is required hereunder with respect to an issuer or a security (other than the Notes), and one of the Rating Agencies does not rate the issuer or security in question, then such requirement hereunder shall nevertheless be deemed satisfied so long as such Rating Agency has issued a Rating Confirmation with respect thereto.

      Acceleration means that the principal of and interest on the Notes shall become and thereafter be immediately due and payable in full in accordance with the terms of the Notes and this Indenture, whether automatically or by action of the Servicer, the Special Servicer, the Trustee or the Holders.

      Act has the meaning stated in Section 1.3.


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      Advance means any P&I Advance or Property Protection Advance.

      Advance Interest Rate has the meaning stated in Section 7.17(c).

      Affiliate means a Person or Persons, directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person or Persons in question. The term "control", as used in the immediately preceding sentence, shall mean, with respect to a Person that is a corporation, the right to exercise, directly or indirectly, more than 50% of the voting rights attributable to the shares of the controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person

      Agent means any Registrar, Paying Agent or Transfer Agent.

      Agent Members has the meaning stated in Section 2.6(e).

      Allocated Amount has the meaning stated in the Mortgage.

      Applicable Procedures has the meaning stated in Section 3.8(d)(iii).

      Appraisal Reduction Amount means, as of any date of determination, an amount equal to the excess, if any, of (a) the sum of (i) the aggregate outstanding principal balance of the Mortgage Notes, (ii) the aggregate amount of accrued but unpaid interest on the Mortgage Notes through the most recent Payment Date prior to such determination date, (iii) without double counting, the aggregate amount of accrued but unpaid Servicing Fees, Special Servicing Fees, Trustee Fees, unreimbursed Advances (and interest thereon at the Advance Interest Rate) and other expenses with respect to the Mortgage Notes, the Mortgage and the other Security Documents, (iv) the aggregate amount of currently due and unpaid real estate taxes and assessments, insurance premiums, and, if applicable, ground rents in respect of the Mortgaged Properties (net of any amount escrowed therefor in the Reserve Accounts), and (v) the Special Servicer's good faith estimate of the items in clauses (iii) and (iv) that will be incurred during the next twelve months, over (b) an amount equal to 90% of the aggregate appraised value (net of any prior liens) of the Mortgaged Properties as determined by an Updated Appraisal (or an existing appraisal to the extent permitted under Section 7.7(a)).

      Appraisal Reduction Event means the earliest date that (i) the Issuer is 90 days delinquent in respect of any monthly payment, (ii) the Notes or the Mortgage Notes have been modified to reduce the amount of any monthly payment,
(iii) a receiver is appointed and continues in such capacity in respect of all or any portion of the Mortgaged Properties for at least 30 days, (iv) the Issuer or any Property Owner is the debtor with respect to any bankruptcy, insolvency or similar proceeding or (v) the Notes or the Mortgage Notes are due and have not been paid on the Maturity Date. To the extent the Issuer becomes current on its payment obligations with respect to the Notes (including payment in full of (y) all accrued and unpaid interest on all Classes of the Notes (including accrued and unpaid Default Premium, if any, thereon) and (z) all Advances made by the Servicer, the Special Servicer,


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the Trustee and/or the Fiscal Agent and interest thereon at the Advance Interest
Rate) and remains current for a period of twelve consecutive months and an Updated Appraisal shows that no Appraisal Reduction Amount exists, such Appraisal Reduction Event shall cease to exist.

      Assignment of Assignment of Leases means, collectively, those certain Assignments of Assignments of Leases and Rents, dated the date hereof, made by the Issuer in favor of the Trustee.

      Assignment of Contracts has the meaning stated in the Mortgage.

      Assignment of Leases has the meaning stated in the Mortgage.

      Assignment of Mortgage means, collectively, those certain Assignments of Mortgage, Deed of Trust and/or Leasehold Estates, dated as of the date hereof, made by the Issuer in favor of the Trustee.

      Authenticating Agent means the Trustee and/or any Person authorized by the Trustee to act on behalf of the Trustee to authenticate and deliver the Notes. Written notice of such authorization shall be transmitted to the Issuer by the Trustee in a timely manner.

      Authorized Newspaper means, so long as the Notes are listed on a securities exchange and the rules of such exchange so require, a newspaper published in the city in which such securities exchange is located. If, because of temporary or permanent suspension of publication or general circulation of any newspaper or for any other reason, it is impossible or, in the opinion of the Trustee, impracticable to make reasonable publication of any notice required herein in a newspaper published in the city in which the securities exchange is located, "Authorized Newspaper" shall mean any publication in an English language newspaper of general circulation in Europe.

      Authorized Person, when used with respect to the Issuer, has the meaning stated in Section 3.4 and, when used with respect to the Servicer or Special Servicer, means a Servicing Officer.

      Basic Carrying Costs means the sum of the following costs with respect to the Mortgaged Properties (computed on a monthly basis): (i) Impositions (but only to the extent such Impositions have resulted or may result in the creation of a lien on a Mortgaged Property), (ii) insurance premiums, (iii) all ground rent and other charges due by the Property Owner pursuant to any ground lease and the New Hyde Park Lease relating to any Mortgaged Property, (iv) all customary, reasonable or necessary out-of-pocket costs and expenses incurred by the Servicer, the Special Servicer and the Trustee pursuant to the Indenture or any other Security Document, (v) the costs and expenses of the Servicer or the Special Servicer (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with a release of a Mortgaged Property or any portion thereof from the lien of the Mortgage and any other Security Documents.

      Board of Directors means the trustees of the general partner of the managing member of the Issuer.


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      Board Resolution means, with respect to the Issuer, a copy of a resolution of the Board of Directors certified by an Authorized Person of the Issuer.

      Business Day means, any day (i) other than a Saturday or a Sunday or (ii) other than a day on which banking institutions are authorized or required by law, regulation or executive order to close in New York, New York, Chicago, Illinois, Kansas City, Missouri and, after the occurrence and during the continuance of a Triggering Event, then where the Deposit Account is located or the city in which the Corporate Trust Office then is located.

      Cash means coin or currency of the United States of America or immediately available federal funds, including such funds delivered by wire transfer.

      Cash Management Agreement means that certain Cash Management Agreement dated as of the date hereof by and among the Issuer, the Property Owners, the Trustee, the Servicer and Special Servicer and the Deposit Account Bank and acknowledged by the Property Manager.

      Casualty Account has the meaning stated in Section 10.8(b).

      CERCLA means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

      Certificate Trustee means LaSalle Bank National Association and its successors and assigns, in its capacity as certificate trustee under the Declaration of Trust.

      Class A Certificates means, collectively, the Class A-1 Certificates and the Class A-2 Certificates.

      Class A-1 Certificates means the Trust Certificates (as defined in the Class A-1 Declaration of Trust).

      Class A-2 Certificates means the Trust Certificates (as defined in the Class A-2 Declaration of Trust).

      Class A-1 Declaration of Trust means that certain Declaration of Trust by and between the Issuer, as issuer, and LaSalle Bank National Association, as trustee, which Declaration of Trust provides for the issuance of certain pass-through certificates backed by the Class A-1 Notes.

      Class A-2 Declaration of Trust means that certain Declaration of Trust by and between the Issuer, as issuer, and LaSalle Bank National Association, as trustee, which Declaration of Trust provides for the issuance of certain pass-through certificates backed by the Class A-2 Notes.

      Class A Notes means collectively, the Class A-1 Notes and the Class A-2 Notes.


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      Class A-1 Notes means any one of the Notes designated as Class A-1 executed and authenticated by the Issuer and the Authenticating Agent, respectively, in substantially the form set forth in Exhibit A hereto.

      Class A-2 Notes means any one of the Notes designated as Class A-2 executed and authenticated by the Issuer and the Authenticating Agent, respectively, in substantially the form set forth in Exhibit A hereto.

      Class B Notes means any one of the Notes designated as Class B executed and authenticated by the Issuer and the Authenticating Agent, respectively, in substantially the form set forth in Exhibit A hereto.

      Class C Notes means any one of the Notes designated as Class C executed and authenticated by the Issuer and the Authenticating Agent, respectively, in substantially the form set forth in Exhibit A hereto.

      Class D Notes means any one of the Notes designated as Class D executed and authenticated by the Issuer and the Authenticating Agent, respectively, in substantially the form set forth in Exhibit A hereto.

      Class E Notes means any one of the Notes designated as Class E executed and authenticated by the Issuer and the Authenticating Agent, respectively, in substantially the form set forth in Exhibit A hereto.

      Class F Notes means any one of the Notes designated as Class F executed and authenticated by the Issuer and the Authenticating Agent, respectively, in substantially the form set forth in Exhibit A hereto.

      Clearstream, Luxembourg means Clearstream Banking, societe anonyme, Luxembourg.

      Closing Date means March 1, 2000.

      Code means the United States Internal Revenue Code of 1986, as amended, and applicable Treasury Department regulations thereunder.

      Collateral means the Indenture Collateral and the Mortgage Collateral.

      Collateral Assignment of Mortgage Notes and Other Mortgage Security Documents means that certain Collateral Assignment of Mortgage, Mortgage Notes and Other Mortgage Security Documents dated as of the date hereof made by the Issuer in favor of the Trustee.

      Collateral Value means as of any date with respect to U.S. Government Securities theretofore delivered to the Trustee, the aggregate amount of payments of principal of U.S. Government Securities and the predetermined and certain income therefrom that will be paid or payable to the


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

Servicer on behalf of the Trustee on or before the second Business Day prior to each day on which payments are due on the obligations in respect of which such U.S. Government Securities were delivered, without consideration of any reinvestment of such income, plus the face amount of any Cash, all as certified in writing to the Trustee and Servicer (which certificate may be conclusively relied upon by the Trustee and the Servicer absent manifest error) by a recognized and reputable independent certified public accounting firm or investment banking firm selected by the Issuer (unless reasonably disapproved by the Trustee).

      Collection Account has the meaning stated in Section 3.5(a)(ii).

      Confidential Information has the meaning stated in Section 6.6.

      Corporate Trust Office means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which as of the Closing Date is 135 S. LaSalle Street, Suite 1625, Chicago, Ill. 60603, Attention: Asset-Backed Securities Trust Services Group, Vornado Finance L.L.C. Commercial Mortgage-Backed Securities, Series 2000-VNO.

      Custodian means LaSalle Bank National Association, and any successor custodian, as custodian of the Global Notes for DTC under custody agreements, or any similar successor agreement or agreements.

      DCR means Duff & Phelps Credit Rating Company.

      Debt Securities means debt obligations, other than U.S. Government Securities, of any Person, whether evidenced by bonds, notes, debentures, certificates, book entry deposits, certificates of deposit, commercial paper, bankers acceptances, reinvestment letters, investment contracts, funding agreements or other instruments, which (x) shall not be subject to prepayment or redemption prior to maturity and (y) shall be rated not less than the Required Rating (or, if maturing within one year or less and having a short term debt rating by both of the Rating Agencies not less than A-1+/D-1+) (or the then equivalent ratings); or any combination of the foregoing.

      Debt Service Coverage Ratio shall mean as of any date, with respect to the Mortgaged Properties the ratio of (i) Net Cash Flow (as defined in the Mortgage) for the twelve-month period ended the last day of the last full fiscal quarter preceding the date of determination for which the Mortgagor has delivered financial statements to the Servicer pursuant to Section 18 of the Mortgage (excluding any Net Cash Flow from any Properties that have been released from the lien of the Mortgage prior to the date of determination) to (ii) Debt Service (as defined in the Mortgage) on the Mortgage Notes for the twelve-month period immediately following the date of determination.

      Debt Service Coverage Ratio Calculation Date means the date on which the Issuer and/or the Property Owners deliver or are required to deliver quarterly financial statements pursuant to the Mortgage.

      Declaration of Trust means collectively, the Class A-1 Declaration of Trust and the Class A-2 Declaration of Trust.

      Default Premium has the meaning stated in Section 3.11(d).

      Default Premium Reserve Account has the meaning stated in the Cash Management Agreement.

      Default Rate has the meaning stated in Section 3.11(d).

      Defeasance Date has the meaning stated in Section 4.3.

      Definitive Note has the meaning stated in Section 2.3(d).

      Definitive Notes has the meaning stated in Section 2.3(d).

      Deposit Account has the meaning stated in the Cash Management Agreement.

      Deposit Account Bank means Fleet Bank N.A.

      Depositary means, with respect to the Global Notes, DTC or such other Person as shall be designated as Depositary by the Issuer pursuant to Section 2.6(a) of this Indenture.

      Depositary Securities Certification has the meaning stated in Section 2.3(b)(ii).

      Directing Holders has the meaning stated in Section 5.12(a).

      Dollars, U.S.$ and $ mean such coin or currency of the United States as, at the time, shall be legal tender for the payment of public or private debts.

      DTC means The Depository Trust Company, a New York corporation.

      Due Date shall have the meaning set forth in Section 3.5(a)

      Eligible Account means an identifiable account separate from all other funds held by the holding institution that is either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (ii) a segregated trust account or accounts maintained with a federal or state-chartered depository institution or trust company acting in its fiduciary capacity, which may be the Trustee, and which, in the case of a state-chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. ss. 9.10(b), and has a combined capital and surplus of at least $500,000,000 and is subject to supervision or examination by federal or state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

      Eligible Institution means a federal or state-chartered depository institution or trust company insured by the Federal Deposit Insurance Corporation and (i) in the case of accounts in which funds are held for thirty
(30) days or less, the short term unsecured debt obligations or commercial paper of which are rated at least P-1 by Moody's, and, if rated by DCR, are rated at least D-1 by DCR (or if not so rated by DCR then an equivalent rating by one additional NRSRO), or (ii) in the case of accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least "Aa2" by Moody's and, if rated by DCR, are rated at least "AA" (or if not so rated by DCR then an equivalent rating by one additional NRSRO); provided, however, that "Eligible Institution" shall also include any other depository institution or trust company whose accounts are insured by the Federal Deposit Insurance Corporation as to which the Rating Agencies have delivered a Rating Agency Confirmation.

      Eligible Investments has the meaning stated in Section 6.14.

      Emergency Advance means any Property Protection Advance, whether or not it is a Property Protection Advance that, pursuant hereto, the Special Servicer is required to request the Servicer to make, that must be made within five Business Days of the Special Servicer's becoming aware that it must be made in order to avoid any material penalty, any material harm to a Mortgaged Property or any other material adverse consequence to the Collateral.

      Environmental Indemnity has the meaning stated in the Mortgage.

      Environmental Laws has the meaning stated in the Mortgage.

      Euroclear means Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System.

      Event has the meaning stated in Section 6.1(a)(8).

      Event of Default has the meaning stated in Section 5.1.

      Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

      Exculpated Persons has the meaning stated in Section 1.14(a).

      Excusable Delay has the meaning stated in the Mortgage.

      Fee Reserve Account has the meaning stated in the Cash Management
Agreement.

      FHLMC means Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Fiscal Agent has the meaning stated in the introductory paragraph hereto.

      FNMA means the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act or any successor thereto.

      Foreclosed Property means any Mortgaged Property if acquired by the Special Servicer in the name of the Trustee or its nominee for the benefit of the Holders by foreclosure or acceptance of a deed in lieu of foreclosure or otherwise.

      Foreclosure Proceeds means proceeds, net of any related expenses of the Servicer, the Special Servicer, or the Trustee, received in respect of any Foreclosed Property (including, without limitation, proceeds from the rental of such Foreclosed Property) prior to the final liquidation of the Foreclosed Property.

      Global Note means any Regulation S Temporary Global Note, any Restricted Global Note or any Unrestricted Global Note, as the case may be, and Global Notes means any two or more of such Notes.

      Gross Revenue has the meaning stated in the Mortgage.

      Hazardous Substances has the meaning stated in the Mortgage.

      Holder means, with respect to any Note, the Person in whose name such Note is registered in the Register.

      Holdover Account has the meaning stated in Section 3.5(d).

      Impositions has the meaning stated in the Mortgage.

      Indenture has the meaning stated in the introductory paragraph hereto.

      Indenture Collateral means the Indenture Security Documents (other than the Notes) and all monies, accounts, instruments and other property (not including the proceeds of the issuance of the Notes), including the interest of the Trustee in the Mortgage Collateral, in each case, subject or intended to be subject to this Indenture or constituting a part of the security for the Holders of the Notes for the performance by the Issuer of its obligations thereunder or hereunder as of any particular time, and the proceeds of the foregoing, or evidenced and assigned to the Trustee after the date hereof (whether by the Issuer or any other Person) and all amounts in the Payment Account, the Collection Account, the Deposit Account, the Reserve Accounts, or any other account established hereunder or under the Cash Management Agreement and any other property that is conveyed to the Trustee or its nominee in trust for the benefit of the Holders of the Notes.

      Indenture Security Documents means the Assignment of Mortgage, Collateral Assignment of Mortgage Notes and Other Mortgage Security Documents, the Notes, the Indenture, the Declaration of Trust, the Cash Management Agreement, the Deposit Account Agreement, the financing statements now or hereafter executed in connection herewith and any and all other agreements, certificates (including, without limitation, Officer's Certificates), instruments or documents executed by the Issuer evidencing or securing the Notes.

      Independent when used with respect to any specified Person means such a Person who (i) does not have any direct financial interest or material indirect financial interest in the Issuer, any Property Owner, the Trustee, the Fiscal Agent, the Special Servicer or the Servicer or any Holder of a Note or registered holder of a Class A Certificate or in any of their respective Affiliates and (ii) is not an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions of or for the Issuer, the Trustee, the Fiscal Agent, the Special Servicer or the Servicer or any Holder of a Note or registered holder of a Class A Certificate or any of their respective Affiliates.

      Initial Purchasers mean Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Chase Securities Inc. and Salomon Smith Barney Inc.

      Institutional Accredited Investor means an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act or an entity in which each of the equity owners is an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

      Insurance Proceeds has the meaning stated in the Mortgage.

      Interest Period means, with respect to any Payment Date, the period from and including the 15th day of the calendar month preceding such Payment Date through but excluding the 15th day of the calendar month containing such Payment Date; provided that the first Interest Period will commence on the Closing Date. For purposes of calculating interest due and payable on each Payment Date, each Interest Period will be deemed to consist of 30 days, except for the first Interest Period, which will commence on the Closing Date and consist of 14 days. In all cases interest is calculated assuming a 360-day year.

      Interested Person means, as of any date of determination, the Issuer, any Property Owner, the Servicer, the Special Servicer, the Manager, the Trustee, the Fiscal Agent, any Holder and any registered holder of a Class A Certificate or, in each such case, any of its Affiliates.

      Investment Representation Letter has the meaning stated in Section 2.3(d).

      Issuer has the meaning stated in the introductory paragraph hereto.

      Issuer Request or Issuer Order means a written request or order signed in the name of the Issuer by any Authorized Person.

      Lease has the meaning stated in the Mortgage.

      Legal Requirements has the meaning stated in the Mortgage.

      Liquidated Mortgaged Property means a Mortgaged Property that has been liquidated and, with respect to which, the Special Servicer has determined that all amounts which it expects to recover from or on account of such Mortgaged Property have been recovered.

      Liquidation Expenses means reasonable and customary expenses (other than expenses actually covered by insurance and reimbursed by the insurer to the Servicer, the Special Servicer or the Trustee) incurred by the Servicer, the Special Servicer or the Trustee in connection with the liquidation of a Mortgaged Property, such expenses including, without limitation, legal fees and expenses, appraisal fees, the costs of any environmental reports, receivership fees, brokerage fees, trustee and co-trustee fees, if any. Liquidation Expenses shall not include any expenses actually incurred by the Trustee, the Special Servicer or the Servicer that were subsequently reimbursed to the Servicer, the Special Servicer or the Trustee or that were netted against income from the Foreclosed Property and were considered in the calculation of the amount of Foreclosure Proceeds pursuant to the definition thereof.

      Liquidation Fee means, a fee payable to the Special Servicer equal to 0.10% of the Net Liquidation Proceeds relating to each Liquidated Mortgaged Property.

      Liquidation Proceeds means amounts received by the Servicer or the Special Servicer in connection with the liquidation of a Mortgaged Property, whether through judicial foreclosure, sale or otherwise, other than amounts required to be paid to the Issuer or a Property Owner pursuant to law or the terms of this Indenture, the Mortgage or the other Security Documents.

      Loan means the indebtedness evidenced by the Notes and secured by the Indenture Collateral and the other Indenture Security Documents.

      Loan Event means (i) the Issuer has not made two consecutive monthly payments of interest or scheduled principal amortization on the Notes (and has not cured at least one such delinquency by the next Payment Date); (ii) the Servicer, the Trustee and/or the Fiscal Agent has made four consecutive P&I Advances (regardless of whether such Advances have been reimbursed); (iii) the Issuer has defaulted in its obligation to make the balloon payment of principal due on the Maturity Date; (iv) the Servicer has received notice that the Issuer or any Property Owner has become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing its inability to pay its debts as they come due or made an assignment for the benefit of creditors; (v) the Servicer has received notice of a foreclosure or threatened foreclosure of any lien on all or any portion of the Mortgaged Properties securing the Mortgage Loan; (vi) the Issuer has expressed to the Servicer an inability to pay the Notes in a timely manner or in the judgment of the Servicer (consistent with the Servicing Standards), an Event of Default (other than as set forth in the foregoing clauses) is imminent and, in either such case, the Special Servicer will be required to engage in modification negotiations or other typical special servicing activities in connection therewith; or (vii) an Event of

Default of which the Servicer has notice (other than a failure by the Issuer to pay principal or interest) and which materially and adversely affects the interests of the Holders of the Notes has occurred and remains unremedied for the applicable grace period specified herein or in the Security Documents (or if no grace period is specified, 60 days); provided that a Loan Event will cease
(a) with respect to the circumstances described in clauses (i) and (ii) above, when the Issuer has brought the Notes current and thereafter made three consecutive full and timely monthly payments, including pursuant to a workout of the Mortgage Loan and terms of the Notes, (b) with respect to the circumstances described in clauses (iv), (v) and (vi) above, when such circumstances cease to exist in the good faith judgment of the Servicer, or (c) with respect to the circumstances described in clause (vii) above, when such Event of Default is cured; provided, in any case, that at that time no other circumstance exists that would constitute a Loan Event.

      MAI means a Member of the Appraisal Institute.

      Make-Whole Amount means an amount equal to the greater of: (i) 1% of the aggregate principal amount of the Mortgage Notes at the time that the Notes have been Accelerated or (ii) the present value as of the date of such Acceleration of the Calculated Payments from such date through the Scheduled Maturity Date determined by discounting such payments at the Discount Rate.

      For purposes of this definition, the following terms have the following meanings: "Calculated Payments" means the monthly payments of interest only which would be due based on the aggregate principal amount of the Mortgage Notes at the time that the Notes have been Accelerated and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the weighted average interest rate for such Mortgage Notes and (z) the Yield Maintenance Treasury Rate. The relevant "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate when compounded semi-annually. The "Yield Maintenance Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15--Selected Interest Rates under the heading "U.S. Government Securities/Treasury Constant Maturities" for the calendar week ending prior to the date of the relevant principal prepayment, of U.S. Treasury Constant Maturities with a maturity date (one longer and one shorter) most nearly approximating the Maturity Date. If Release H.15 is no longer published, the Servicer will select a comparable publication to determine the Yield Maintenance Treasury Rate.

      Management Fee means, as to any Foreclosed Property, a fee payable out of the Collateral to the Manager for managing such property while it is owned by or on behalf of the Trustee, which shall be reasonable and customary in the market in which such Foreclosed Property is located.

      Manager has the meaning stated in Section 7.9(a).

      Maturity means, with respect to any of the Notes, the date on which the principal of such Notes shall become due and payable as herein provided, whether at the Scheduled Maturity Date, or by acceleration, call for redemption or otherwise.

      Maturity Date means, with respect to any Notes, the date on which the principal of such Notes shall become due and payable as herein provided, whether at the Scheduled Maturity Date, by acceleration, call for redemption or otherwise.

      Moody's means Moody's Investors Service, Inc.

      Mortgage means those certain Fee and Leasehold Mortgages, Deeds of Trust, Security Agreements, Assignments of Leases and Rents, Fixture Filings and Financing Statements, each dated and effective as of the date hereof, among the Property Owners and the Issuer, granting the Issuer a first priority mortgage lien on the Property Owners' interests in the Mortgaged Properties, as the same may be amended or supplemented from time to time.

      Mortgage Collateral means the Mortgage Security Documents and all monies, accounts, instruments and other property (not including the proceeds of the issuance of the Mortgage Notes), including the interest of the Issuer in the Mortgaged Properties as mortgagor or beneficiary under the Mortgage Security Documents (including, all rent, revenues, issues, proceeds, profits, security and other monies payable or receivable thereunder or with respect thereto and the after acquired property clauses thereof), in each case, subject or intended to be subject to the Mortgage or constituting a part of the security for the Mortgage Notes for the performance by the Property Owners of their obligations thereunder as of any particular time, and the proceeds of the foregoing, or evidenced and assigned to the Issuer after the date hereof (whether by the Property Owners or any other Person) and all amounts in the Payment Account, the Collection Account, the Deposit Account, the Reserve Accounts, or any other account established hereunder, under the Mortgage or under the Cash Management Agreement and any other property that is conveyed to the Issuer or its nominee in trust for the benefit of the holder of the Mortgage Notes.

      Mortgage Loan means the indebtedness evidenced by the Mortgage Notes and secured by the Mortgage and the other Mortgage Security Documents.

      Mortgage Notes means the seven mortgage notes dated the date hereof made by the Property Owners to the Issuer evidencing the Mortgage Loan and secured by the Mortgage.

      Mortgage Security Documents means the Mortgage, the Guaranty Agreement (as defined in the Mortgage), the Assignment of Leases, the Environmental Indemnity, the Assignment of Contracts, the Subordination of Management Agreement, the Mortgage Notes, the Cash Management Agreement, the Deposit Account Agreement, the financing statements now or hereafter executed in connection therewith and any and all other agreements, certificates (including, without limitation, Officer's Certificates), instruments or documents executed by the Property Owners evidencing or securing the Mortgage Notes.

      Mortgaged Properties has the meaning given the term Properties in the Mortgage.

      Mortgagee has the meaning stated in the Mortgage.

      Mortgagor has the meaning stated in the Mortgage.

      Net Cash Flow has the meaning stated in the Mortgage.

      Net Liquidation Proceeds means the Liquidation Proceeds received with respect to any Mortgaged Property net of Liquidation Expenses incurred with respect thereto.

      New Hyde Park Lease Reserve Account has the meaning stated in the Cash Management Agreement.

      New Note has the meaning stated in Section 3.9.

      Nonrecoverable Advance means any portion of an Advance proposed to be made or previously made which has not been previously reimbursed to the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, and which, in the good faith business judgment of the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, will not or, in the case of a proposed Advance, would not be ultimately recoverable from late payments, Insurance Proceeds, Net Liquidation Proceeds and other collections on or in respect of the Secured Obligations. The judgment or determination by the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance shall be evidenced, in the case of the Servicer, by a certificate of a Servicing Officer of the Servicer delivered to the Trustee and the Issuer with a copy to the Rating Agencies, in the case of the Special Servicer, by a certificate of a Servicing Officer of the Special Servicer delivered to the Servicer, the Trustee and the Issuer with a copy to the Rating Agencies, and, in the case of the Trustee or the Fiscal Agent, by a certificate of a Responsible Officer of the Trustee or the Fiscal Agent, as applicable, delivered to the Issuer with a copy to the Rating Agencies, which in each case sets forth such judgment or determination and the procedures and considerations of the Servicer, the Special Servicer, Trustee or the Fiscal Agent, as applicable, forming the basis of such determination (including, but not limited to information selected by the Person making such judgment or determination in its good faith discretion, such as related income and expense statements, rent rolls, occupancy status, property inspection reports, the written responses to any Servicer, Special Servicer, Trustee or Fiscal Agent inquiries and third party engineering reports, environmental surveys or other third-party reports). Notwithstanding the above, each of the Servicer, Trustee and the Fiscal Agent shall be entitled to rely upon any determination by the Special Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance would, if made, constitute a Nonrecoverable Advance; notwithstanding the above, each of the Special Servicer, the Trustee and the Fiscal Agent shall be entitled to rely upon any determination by the Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance would, if made, constitute a Nonrecoverable Advance.

      Note means any physical note issued hereunder, including, without limitation, each Global Note; provided, however, that with respect to any Global Note, the term "Note" also includes, when appropriate within the context of any Section of this Indenture, any interest in such Global Note in the authorized denomination as provided herein of any Person as shown on the records of Euroclear, Clearstream, Luxembourg or the Depositary.

      Notice of Default has the meaning stated in Section 5.1.

      NRSRO means a nationally recognized statistical rating organization.

      Offering Memorandum has the meaning stated in Section 3.3(f).

      Officer's Certificate means a certificate signed on behalf of the Issuer by an Authorized Person.

      Operating Expenses has the meaning stated in the Mortgage.

      Opinion of Counsel means, when required to be delivered by the Issuer, a written opinion of counsel selected by the Issuer, which shall be delivered at the expense of the Issuer, and when required to be delivered by any other Person, a written opinion of counsel reasonably acceptable to the Trustee and to any other party hereto to whom such opinion is to be delivered pursuant to the applicable terms of this Indenture, who may be regular counsel to such Person.

      Outstanding, when used with respect to the Notes, means, as of the date of determination, any Note theretofore authenticated and delivered under this Indenture (including, as of such date, all Notes represented by Global Notes authenticated and delivered under this Indenture), except the reduced portion or portions of any Global Note, as such reduction or reductions shall have been endorsed on such Global Note by the Trustee as provided herein and except:

            (i) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation (other than any Note as to which any amount that has become due and payable in respect thereof has not been paid in full);

            (ii) Notes for the payment or redemption or repurchase of which Cash and/or Eligible Investments in the necessary amount have been deposited with the Trustee in trust for the Holders of such Notes in accordance with this Indenture; provided that if such Notes are to be redeemed or repurchased, notice of such redemption or repurchase has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee and the Servicer has been made; and

            (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Issuer.

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes are present at a meeting of Holders for quorum purposes or have given any request, demand, authorization, vote, direction, notice, consent or waiver hereunder, any Notes owned by the Issuer, or any Affiliate of the Issuer, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, vote, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the sole satisfaction of the Trustee the pledgee's right to act with respect to such Notes and that the pledgee is not the Issuer, or an Affiliate of the Issuer.

      Owner Securities Certification has the meaning stated in Section
2.3(b)(ii).

      P&I Advance means, with respect to any Servicer Advance Date, an advance of interest and principal with respect to the Notes equal to the P&I Advance Amount.

      P&I Advance Amount means, (i) with respect to any Payment Date occurring prior to the Scheduled Maturity Date, an amount equal to the amount of interest and scheduled principal amortization payments (as the same may be adjusted pursuant to the terms of this Indenture) and Trustee Fees that was to have been deposited by the Issuer in the Payment Account for payment to the Trustee and to the Holders on such Payment Date (but excluding any Default Premium), less any amounts then already on deposit in the Payment Account or Fee Reserve Account and available to pay Trustee Fees and interest and principal on the Notes and
(ii) with respect to any Payment Date occurring on or after the Scheduled Maturity Date until the Notes have been repaid in full or all of the Mortgaged Properties have become Liquidated Mortgaged Properties, the scheduled monthly payment of interest, scheduled amortization of principal (as the same may be adjusted pursuant to the terms of this Indenture) and Trustee Fees deemed to be due in respect of such Payment Date that would have been due if the Notes had continued to accrue interest in accordance with its terms and to pay principal amortization in accordance with the amortization schedule, in effect prior to, and without regard to the Scheduled Maturity Date (but excluding any Default Premium), less any amounts then already on deposit in the Payment Account or Fee Reserve Account and available to pay Trustee Fees and interest and principal on the Notes.

      Partial Defeasance Collateral shall mean U.S. Government Securities which provide payments (i) on or prior to, but as close as possible to, all Due Dates after the Defeasance Date and up to and including the Scheduled Maturity Date, and (ii) in amounts equal to or greater but as close as possible to the Scheduled Defeasance Payments.

      Paying Agent means any Person authorized by the Trustee pursuant to
Section 3.6(b) hereof to pay the principal of and interest on any Notes on behalf of the Issuer, and shall include the Principal Paying Agent unless otherwise specified.

      Payment Account means the segregated trust account or accounts established by the Trustee pursuant to Section 3.5.

      Payment Date means the 15th day of each calendar month unless such day is not a Business Day, in which event the Payment Date will be the next succeeding Business Day, commencing March, 2000.

      Payment Date Statements means, with respect to each Payment Date, a statement prepared by the Trustee based on information supplied by the Servicer (other than with respect to the information in items (a), (b), (e), (f) and (m) below), in respect of the payments made on such Payment Date setting forth, among other things:

      (a) For each Class of Notes, the amount of the distributions made on such Payment Date allocable to interest and the amount allocable to principal;

      (b) If the amount of the distributions to the Holders of any Class of Notes was less than the amount due on such Payment Date, the amount of the shortfall;

      (c) The amount of any P&I Advance by the Servicer, the Trustee or the Fiscal Agent included in the amounts distributed to the Holders on such Payment Date;

      (d) The aggregate amount of any Property Protection Advances or P&I Advances outstanding which have been made by the Servicer, the Special Servicer, the Trustee and the Fiscal Agent.

      (e) The principal balance of each Class of Notes, after giving effect to any payments in reduction of the principal balance thereof on such Payment Date;

      (f) The aggregate principal balance of the Notes as of such Payment Date;

      (g) The aggregate amount of prepayments or redemptions, if any, made during the related Interest Period;

      (h) To the best of the Servicer's knowledge, whether any Triggering Event or Event of Default has occurred during such Due Period;

      (i) if any partial defeasance has occurred during the related Due Period, the amount of such partial defeasance;

      (j) Any Mortgaged Property which has become a Foreclosed Property;

      (k) Whether the Issuer or any Property Owner has declared bankruptcy, to the extent known to the Servicer;

      (l) As to any Mortgaged Property liquidated or disposed of during the period from the day following the Due Date in the month preceding such Payment Date to and including the Due Date immediately preceding the Payment Date on which such report is delivered (such period, the "Due

Period"), the property name and the amount of proceeds of any liquidation or other amounts, if any, received thereon during the related Due Period thereof included in the funds available for such Payment Date;

      (m) The Security Interest Rate applicable to each Class of Notes for such Payment Date;

      (n) The aggregate amount of the Trustee Fee, Servicing Fee, the Special Servicing Fee, Liquidation Fee, Work-out Fee and any other compensation retained by or paid to the Trustee, the Servicer or Special Servicer during the related Due Period;

      (o) The amount of any Appraisal Reduction Amounts;

      (p) the balances in each of the Reserve Accounts on the related Due Date;

      (q) the Debt Service Coverage Ratio as of the related Due Date; and

      (r) the amount, if any, of the Rental Increase (as defined in the Stop & Shop Guaranty) under the Stop & Shop Guaranty (as defined in the Mortgage) that has been released from the lien of the Mortgage or been reallocated from any of the Mortgaged Properties to a property not subject to the lien of the Mortgage.

      Permitted Exceptions has, with respect to the Mortgaged Properties, the meaning stated in the Mortgage.

      Person means any individual, sole proprietorship, corporation, general partnership, limited partnership, limited liability company or partnership, joint venture, association, joint stock company, bank, trust, estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), endowment fund or any other form of entity.

      Predecessor Note of any particular Note means every previous Note evidencing all or a portion of the same indebtedness as that evidenced by such particular Note.

      Principal Installment Amount means (i) for any Payment Date commencing on the Payment Date in April 2000 and occurring prior to the Scheduled Maturity Date, the scheduled principal amortization payment due under the Notes with respect to such Payment Date as set forth on Exhibit H hereto (subject to adjustment as provided in Section 3.11(a)(ii), Section 4.3(b) and, with respect to any P&I Advance, Section 7.17(a) hereof and as the same may be adjusted pursuant to a modification of the Indenture permitted hereunder or ordered in bankruptcy proceedings) and (ii) for each Payment Date occurring on or after the Scheduled Maturity Date until the Notes have been repaid in full or all of the Mortgaged Properties have become Liquidated Mortgaged Properties, the monthly payment of principal amortization that would have been payable on such Payment Date if the Notes had continued to pay principal amortization from and after the Scheduled Maturity Date in accordance with the amortization schedule in effect prior to the Scheduled Maturity Date. Such principal amortization will be based on a 30-year amortization schedule and on the basis of a 360- day year and 30 days in the related Interest Period. The principal amortization schedule will be recalculated after the redemption of a portion of the Notes pursuant to Section 3.11(a)(ii) hereof or any defeasance of Notes pursuant to Section 4.3(b) hereof.

      Principal Paying Agent means the Trustee, until replaced in accordance with Section 3.6(b), and thereafter shall mean such successor.

      Proceeds has the meaning stated in the Mortgage.

      Property Manager means VRLP, and its permitted successors and assigns.

      Property Owners means the owners of the Mortgaged Properties listed on Exhibit G hereto.

      Property Protection Advance means, subject to the next succeeding sentence, (A) all customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Servicer or, during the occurrence and continuance of a Loan Event, the Special Servicer in the performance of its servicing obligations, including, but not limited to, costs and expenses incurred in connection with (i) the operation, preservation, restoration and protection of any of the Mortgaged Properties which, in the Servicer's or the Special Servicer's, as applicable, judgment and discretion in accordance with the Servicing Standards, are necessary to prevent an immediate and material loss to the Mortgagee's interest in such Mortgaged Property, (ii) the payment of Basic Carrying Costs and any other amounts necessary to preserve the priority of the liens created by the Mortgage and the other Security Documents, if unpaid by the Issuer or the Property Owners or not funded from the Reserve Accounts, (iii) any enforcement, foreclosure or other judicial proceedings, including, but not limited to, court costs, reasonable attorneys' fees and expenses, appraisals and costs for environmental and engineering consultants and any other third-party experts, and (iv) the management and liquidation of any of the Mortgaged Properties if any of the Mortgaged Properties are acquired in full or partial satisfaction of the Secured Obligations, including Liquidation Expenses, and (B) to the extent not covered by clause (A) above, all costs and expenses incurred by the Servicer or, during the occurrence and continuance of a Loan Event, the Special Servicer for any deferred maintenance with respect to a Mortgaged Property which has not been completed at the time the Special Servicer, in the name of the Trustee, for the benefit of the Holders, takes possession of such Mortgaged Property by foreclosure or otherwise. In no event shall the term "Property Protection Advance" include (a) any principal or interest due on the Notes or the Mortgage Notes, (b) any loss due to an Uninsured Cause, (c) amounts disbursed to pay capital improvements to any Mortgaged Property, other than those necessary to prevent an immediate or material loss to the Holders' interest in the Mortgaged Properties or as otherwise described in clause (B) above with respect to deferred maintenance or (d) any amounts required to cure a failure of any of the Mortgaged Properties to comply with any applicable Environmental Law, or (except in connection with the foreclosure or other acquisition of a Mortgaged Property upon the occurrence and during the continuance of an Event of Default) to investigate, test, monitor, contain, clean-up or remedy an environmental condition present at any of the Mortgaged Properties.

      Purchase Agreement means the Purchase Agreement, dated February 25, 2000, between the Issuer, and the Initial Purchasers and any related pricing agreement or agreements.

      QIB means a "qualified institutional buyer" within the meaning of Rule
144A.

      Qualified Appraiser means an independent appraiser, selected by the Servicer or Special Servicer, as applicable, that is a MAI, and that, if the State in which the Mortgaged Property being appraised certifies or licenses appraisers, is certified or licensed in such state, and who has a minimum of five years' experience in the appraisal of properties comparable to the Mortgaged Properties being appraised.

      Rated Final Maturity Date means the fifth anniversary of the Scheduled Maturity Date.

      Rating Agencies means each of Moody's and DCR, and any successor thereto, and, if either such entity shall for any reason no longer perform the functions of a securities rating agency, "Rating Agency" shall be deemed to refer to any other nationally recognized rating agency selected by the Issuer (and not reasonably disapproved by the Trustee).

      Rating Agency Confirmation, with respect to the matter in question, means that as a condition thereto each of the Rating Agencies shall have confirmed in writing that such investment, replacement, transfer, or other action, in and of itself, will not result in a withdrawal, qualification, if applicable, or downgrade of its then-current ratings of the Outstanding Securities.

      Rating Surveillance Charges means the cost for ongoing rating surveillance of the Securities by the Rating Agencies.

      Redemption Date, when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture in accordance with Article XI.

      Redemption Price, when used with respect to any Note to be redeemed, means the price at which such Note is to be redeemed calculated pursuant to Article XI.

      Register has the meaning stated in Section 3.6(a).

      Registrar has the meaning stated in Section 3.6(a).

      Regular Record Date means the Business Day immediately preceding the related Payment Date.

      REO Property Account means an account held in trust by the Special Servicer, on behalf of the Trustee for the benefit of the Holders for the deposit therein of all funds collected and received in connection with the operation of a Foreclosed Property in the event title to a Foreclosed Property is acquired by the Special Servicer in the name of the Trustee for the benefit of the Holders.

      Regulation S means Regulation S under the Securities Act.

      Regulation S Distribution Compliance Period means the period of 40 consecutive days beginning on and including the later of (i) the day that Morgan Stanley & Co. Incorporated (acting on behalf of the international selling agents, advises the Issuer and the Trustee in writing is the day on which Notes are first offered to Persons (other than distributors) in reliance upon Regulation S, and (ii) the Closing Date.

      Regulation S Temporary Global Note has the meaning stated in Section 2.3(b)(i).

      Release Property has the meaning stated in Section 4.1.

      Required Rating has the meaning set forth in the Mortgage.

      Reserve Accounts has the meaning stated in the Cash Management Agreement.

      Responsible Officer means any officer of the Trustee or the Fiscal Agent, as the case may be, in the Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      Restricted Global Note has the meaning stated in Section 2.3(c).

      Restricted Global Notes has the meaning stated in Section 2.3(c).

      Restricted Notes has the meaning stated in Section 2.5.

      Rule 144 means Rule 144 under the Securities Act.

      Rule 144A means Rule 144A under the Securities Act.

      Rule 144A Information means such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

      Scheduled Defeasance Payments shall mean scheduled payments of interest and principal under the Notes in the case of a Total Defeasance and under the defeased portion of the Notes in the case of a Partial Defeasance for all Due Dates occurring after the Defeasance Date and up to and including the Scheduled Maturity Date (including, in the case of a Total Defeasance, the outstanding principal balance on the Notes as of the Scheduled Maturity Date and, in the case of a Partial Defeasance, the outstanding principal balance of the defeased portion of the Notes as of the Scheduled Maturity Date), and all payments required after the Defeasance Date, if any, under the Indenture for servicing fees, trustee fees, Rating Surveillance Charges, and other similar charges (or a pro rated portion thereof with respect to a Partial Defeasance) and for federal income taxes, if any.

      Scheduled Maturity Date means March 15, 2010. If the Scheduled Maturity Date shall occur on a date that is not a Business Day, the applicable Scheduled Maturity Date shall be the next succeeding Business Day and no further interest or other payment shall be due any Holder as a result of such adjustment.

      Secured Obligations has the meaning stated in the Mortgage.

      Securities means, collectively, all of the issued and outstanding Class B Notes, Class C Notes, Class D Notes, Class E Notes and Class F Notes, and the Class A Certificates issued and outstanding pursuant to the Declaration of Trust.

      Securities Act means the Securities Act of 1933, as amended, and the rules and regulations of the United States Securities and Exchange Commission promulgated thereunder from time to time.

      Security Documents means the Indenture Security Documents and the Mortgage Security Documents.

      Security Interest Rate for each Class of Notes has the meaning stated in
Section 3.10(b)(i).

      Separate Issuer has the meaning stated in Section 4.3(d).

      Servicer has the meaning stated in the introductory paragraph hereto.

      Servicer Advance Date means, with respect to each Payment Date, the Business Day immediately preceding such Payment Date.

      Servicer Default has the meaning stated in Section 7.24.

      Servicing Fee means an amount payable to the Servicer from the Fee Reserve Account, Collection Account or Payment Account which will accrue at a rate of 0.010% per annum computed on the basis of the same principal amount and for the same period for which any related interest payment on the Notes is computed.

      Servicing Officer means any officer or employee of the Servicer or the Special Servicer, as applicable, involved in, or responsible for, the administration and servicing of the Loan and the Mortgage Loan whose name and specimen signature appear on a written list of servicing officers furnished to the Trustee on the Closing Date by the Servicer or the Special Servicer, as applicable, as such list may from time to time be amended by the Servicer or the Special Servicer, as applicable.

      Servicing Standards has the meaning stated in Section 7.1.

      Special Servicer has the meaning stated in the introductory paragraph hereto.

      Special Servicing Fee means an amount payable to the Special Servicer after the occurrence of a Loan Event and while such Loan Event is continuing from the Fee Reserve Account, Collection Account or Payment Account which will accrue at a rate of 0.10% per annum computed on the basis of the same principal amount and for the same period for which any related interest payment on the Notes is computed.

      Subordination of Management Agreement means that certain Subordination of Management Agreement, dated the date hereof, by and among the Property Owners, the Property Manager and the Issuer.

      Taking Proceeds has the meaning stated in the Mortgage.

      Tax Escrow Account has the meaning stated in the Cash Management
Agreement.

      Total Defeasance Collateral shall mean U.S. Government Securities, which provide payments (i) on or prior to, but as close as possible to, all Due Dates, under the Notes after the Defeasance Date and up to and including the Scheduled Maturity Date, and (ii) in amounts equal to or greater than but as close as possible to the Scheduled Defeasance Payments.

      Transfer Agent means the Trustee or such other Person as the Trustee may appoint from time to time to act as a transfer agent for the Notes.

      Transferee Securities Certification has the meaning stated in Section 3.8(d)(ii).

      Triggering Event means the occurrence of any one of the following events:
(i) an Event of Default, or (ii) the Debt Service Coverage Ratio for all of the Mortgaged Properties as of any Debt Service Coverage Ratio Calculation Date is less than 1.25x, provided that a Triggering Event will cease to exist when all Events of Default then to date have been cured or waived and the Debt Service Coverage Ratio measured on the last day of each of the two consecutive fiscal quarters immediately preceding the date of calculation equals or exceeds 1.25x. The Debt Service Coverage Ratio for the purpose of determining whether a Triggering Event has occurred or is continuing will be based on Net Cash Flow with an assumed management fee of 4.0% of Gross Revenue.

      Trustee means (i) LaSalle Bank National Association, a national banking association, until a successor Person or successor Persons shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

      Trustee Fee means an amount payable monthly from the Payment Account which will accrue at a rate of 0.0036% per annum, computed on the basis of the same principal amount and for the same period for which any related interest payment on the Notes is computed.

      Uninsured Cause means any cause of damage to a Mortgaged Property such that the complete restoration of the property is not fully reimbursable (but without regard to any applicable deductible provisions) by any insurance policy required to be maintained with respect thereto under the Mortgage, and any uninsured loss arising from a defect in title to a Mortgaged Property.

      United States means the United States of America, the District of Columbia, Puerto Rico, the United States Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

      United States Alien means any Person not subject to United States federal income tax on a net income basis with respect to the Notes who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

      Unrestricted Global Note has the meaning stated in Section 2.3(b)(i).

      Unrestricted Global Notes has the meaning stated in Section 2.3(b)(i).

      Updated Appraisal means an appraisal of one or more of the Mortgaged Properties conducted subsequent to any appraisal performed on or prior to the Closing Date prepared by a Qualified Appraiser in accordance with MAI standards, the costs of which shall be paid as a Property Protection Advance by the Servicer.

      U.S. Government Securities means securities evidencing an obligation to pay principal and interest in a full and timely manner that are (y) direct obligations of the United States of America for the payment of which its full faith and credit is pledged, or (z) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of and guaranteed as a full faith and credit obligation by the United States of America, which in either case are not callable or redeemable at the option of the issuer thereof (including a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such securities or a specific payment of principal of or interest on any such securities held by such custodian for the account of the holder of such depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the securities or the specific payment of principal of or interest on the securities evidenced by such depository receipt).

      Vornado means Vornado Realty Trust, a Maryland real estate investment trust, and its successors and assigns.

      VRLP means Vornado Realty L.P., a Delaware limited partnership, and its successors and assigns.

      Work-Out Fee means, with respect to any Loan Event that is terminated following resolution of such Loan Event by a written agreement negotiated by the Special Servicer or the Servicer, a fee equal to $250,000 per occurrence.

      SECTION 1.2 Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by any specified Person, it is not necessary that all such matters be certified by only one such Person, or that they be so certified by only one document, but one such Person may certify with respect to some matters and one or more other such Persons may certify with respect to other matters, and any such Persons may certify as to such matters in one or several documents.

      Any certificate of an officer of the Issuer may be based, insofar as it relates to legal matters, upon an opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion or representations with respect to the matters upon which the certificate is based are erroneous. Any such opinion of counsel may be based, insofar as it relates to factual matters relating to the Issuer, upon a certificate of, or representations by, an officer or officers of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 1.3 Acts of Holders.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Holders
(i) may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in Person or by an agent duly appointed in writing or (ii) may be embodied in and evidenced by the record of Holders voting in favor thereof in Person at any meeting of Holders duly called and held in accordance with the provisions of Article XIII. Except as herein otherwise expressly provided, such action will become effective when such instrument or instruments of record are delivered to the Trustee, and, where it is expressly required by this Indenture, to the Issuer. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agency or proxy, or of the holding by any Person of a Note, shall be sufficient for any purpose of this Indenture or any other Security Document and (subject to Section 6.1) conclusive in favor of the Servicer, Trustee and the Issuer if made in the manner provided in this Section 1.3. The record of any meeting of Holders of Notes shall be proved in the manner provided in this Section 1.3. With respect to authorization to be given or taken by Holders of Notes, the Trustee shall be authorized to follow the written directions or the vote of Holders of Notes of not less than 66-2/3% of Outstanding Notes unless any greater or lower percentage is required or permitted by the terms hereof.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

      (c) The principal amount and identification numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Register for the Notes.

      (d) Any request, demand, authorization, direction, notice, consent, election, declaration, waiver or other act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Servicer, Special Servicer, Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

      SECTION 1.4 Computation of Principal Amount.

      Whenever this Indenture states that any action may be taken by a specified percentage of Holders, such statement shall mean that such action may be taken by the Holders of such specified percentage of the aggregate principal amount of the Outstanding Notes to which such vote relates.

      SECTION 1.5 Notices.

      Any notice, direction, request, consent, election, waiver or demand which by any provision of this Indenture is required or permitted to be given may be served by national overnight courier service or may be given or served by facsimile only during business hours (as determined at the place of delivery) (9 a.m. - 5 p.m.) of the addressee on a Business Day (with a confirmation copy sent by certified or registered mail, return receipt requested, or by national overnight courier) or by certified or registered mail, in each case return receipt requested, postage prepaid, to the address or addresses set forth below or such other address or addresses in the continental United States as such Person may designate in accordance with the provisions hereof.

      If to the Issuer, addressed to it at:

            c/o Vornado Realty Trust
            Park 80 West, Plaza II
            Saddle Brook, New Jersey 07662
            Attention: Mr. Joseph Macnow
            Facsimile No. (201) 587-0600

      with a copy to:

            Sullivan & Cromwell
            125 Broad Street
            New York, New York 10004
            Attention: Gary Israel, Esq.
            Facsimile No. (212) 558-3588

      if to the Servicer, addressed to it at:

            Midland Loan Services, Inc.
            210 West 10th Street
            5th Floor
            Kansas City, MO 64105

            Attention: Chief Executive Officer
            Facsimile No. 816-435-2326

            with a copy to:

            Morrison & Hecker L.L.P.
            2600 Grand Avenue
            Kansas City, Missouri 64108
            Attention: William A. Hirsch
            Facsimile: No. 816-474-4208

      if to the Special Servicer, addressed to it at:

            Midland Loan Services, Inc.
            210 West 10th Street
            5th Floor
            Kansas City, MO 64105
            Attention: Chief Executive Officer
            Facsimile No. 816-435-2326
      with a copy to the Trustee and the Servicer and Morrison & Hecker L.L.P.;

      if to the Trustee or Fiscal Agent, addressed to it at:

            LaSalle Bank National Association
            135 S. LaSalle Street, Suite 1625
            Chicago, Illinois 60603
            Attention: Asset-Backed Securities Trust Services Group Vornado Finance L.L.C. Commercial Mortgage-Backed Securities, Series 2000-VNO
            Facsimile No. (312) 904-2084

      with a copy to the Servicer;

      if to the Initial Purchasers, addressed to it at:

            Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York 10036
            Attention: John Kessler
            Facsimile No. (212) 761-0260

      with a copy to:

            Cadwalader, Wickersham & Taft
            100 Maiden Lane
            New York, New York 10038
            Attention: Anna Glick, Esq.
            Facsimile No. (212) 504-6666

      if to the Rating Agencies, addressed to them at:

            Moody's Investors Service, Inc.
            99 Church Street
            New York, NY 10007
            Attention: Dan Rubock
            Facsimile No. (212) 553-0823

      and

            Duff & Phelps Credit Rating Company
            55 East Monroe
            Chicago, Illinois 60603
            Attention: CMBS Monitoring
            Facsimile No. (312) 267-2852

      SECTION 1.6 Notice to Holders of Notes.

      Where this Indenture provides for notice to the Holders of the Notes from the Trustee, the Trustee, subject to reimbursement by the Issuer, shall (i) in the case of a Global Note, mail such notice by overnight mail to the Depositary and (ii) in the case of Notes other than the Global Notes, mail such notice by first class mail, postage prepaid (except with respect to any redemption notice, which shall be sent by overnight mail) to the Holders thereof at the addresses appearing on the Register, with a copy of all such notices delivered (by mail or otherwise) to the Issuer. Any such notice so sent shall be conclusively presumed to have been received by such Holders.

      In case by reason of the suspension of regular mail service or overnight mail service, as the case may be, or by reason of any other cause it shall be impracticable to give any notice in the manner required above, then any other method of notification found satisfactory in the reasonable judgment of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to the Holders of Notes is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of the Notes.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Notes shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      All requests, demands, authorizations, directions, notices, consents, waivers and other communications required or permitted under this Indenture shall be in writing in the English language. Notice to any Holder will be deemed to have been given on the date of such publication or mailing.

      SECTION 1.7 Successors and Assigns.

      All covenants and agreements in this Indenture by any party shall bind such party and its successors and assigns, whether so expressed or not.

      SECTION 1.8 Separability Clause.

      In case any provision of this Indenture or of the Notes shall be invalid, illegal or unenforceable, then, to the extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 1.9 Benefits of Indenture.

      Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 1.10 Governing Law.

      (a) THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      (b) Any action or proceeding against any of the parties hereto relating in any way to this Indenture or any Note or the Collateral may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York located in the Borough of Manhattan, The City of New York, and the Issuer irrevocably submits to the jurisdiction of each such court in respect of any such action or proceeding. The Issuer hereby waives any right to remove any such action or proceeding by reason of improper venue. As long as any of the Notes remain Outstanding, the Issuer will at all times have an authorized agent in New York City upon whom process may be served in any legal action or proceeding relating in any way to this Indenture or any Note. Service of process upon such agent and written notice of such notice mailed or delivered to the Issuer at its address set forth in Section 1.5 shall, to the fullest extent permitted by law, be deemed in every respect effective service upon the Issuer in any such legal action or proceeding. The Issuer's authorized agent for service of process shall initially be The Corporation Trust Company, 111 Eighth Avenue, New York, NY 10011, or such other Person as the Issuer shall identify in a notice to the Trustee and the Servicer in accordance with Section 1.5.

      SECTION 1.11 [Intentionally Omitted].

      SECTION 1.12 Security Agreement.

      This Indenture shall constitute a security agreement under the Uniform Commercial Code as in effect in the states where the Payment Account, the Collection Account, the Holdover Account and any other similar account established by the Trustee, or the Servicer or the Special Servicer in furtherance of such entity's responsibilities under this Indenture or any other Security Document are located (with respect to the liens and security interests granted in Section 3.1(c)). Upon the occurrence of any Event of Default, and in addition to any other rights available under this Indenture, the Security Documents or any other instruments included in the Indenture Collateral, the Mortgage Collateral or otherwise available at law or in equity, the Trustee shall have all rights and remedies of a secured party under the Uniform Commercial Code to enforce the assignments and security interests contained herein and, in addition, shall have the right, subject to compliance with any mandatory requirements of applicable law, to sell at public or private sale or apply, as appropriate, all monies or other property then on deposit in the Payment Account, the Collection Account, the Holdover Account and any other similar account established by the Trustee, the Servicer or the Special Servicer in furtherance of its rights or responsibilities under this Indenture or any other Security Document and any other rights and other interests assigned or pledged hereby in accordance with the terms of this Indenture. All amounts received hereunder and under the other Security Documents and any other instruments included in the Indenture Collateral or the Mortgage Collateral shall be applied in accordance with the priorities established in Section 5.6.

      SECTION 1.13 Third-Party Beneficiary.

      This Indenture shall inure to the benefit of and be binding upon each of the parties hereto and its successors. Except as otherwise provided in this
Article I, no other Person shall have any right or obligation hereunder.

      SECTION 1.14 Obligations are Without Recourse.

      (a) Anything contained in this Indenture or the other Security Documents to the contrary notwithstanding, the recourse for the satisfaction of the indebtedness due under the Notes and for the payment and performance of all of the obligations and liabilities of the Issuer under the Indenture or the other Security Documents shall be limited solely to the Issuer's interest in the Collateral, the Payment Account, the Holdover Account, the Collection Account, the Reserve Accounts and the Deposit Account and none of the Issuer, Vornado, VRLP or any of their respective successors or assigns, or any partner (general or limited, or a subpartner at any level), member, tenant in common, officer, director, trustee, beneficiary, shareholder, controlling Person, employee, agent, contractholder or policyholder, or any Affiliate of any of the foregoing (collectively, "Exculpated Persons"), shall be liable in any respect for (i) the payment of the principal of or interest or Make-Whole Amount, if any, on the Notes, or (ii) the payment of any other amount due under the Notes, this Indenture or the other Indenture Security Documents, or (iii) damages for the breach of, or any costs or expenses associated with the performance of or failure to perform, any of the covenants, obligations, representations, warranties or indemnifications contained herein or in the Notes or the other Indenture Security Documents, other than as expressly provided with respect to the Property Owners in the Environmental Indemnity, provided, however, that the foregoing limitation of the liability of the Issuer shall not apply to any liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against the Trustee, the Servicer, the Special Servicer or the Holders by reason of the occurrence or existence of any of the following prior to the payment in full of the Notes: (i) fraud committed by the Issuer;
(ii) an intentional and material misrepresentation by the Issuer; (iii) the application of any Proceeds received by the Issuer after a casualty in a manner other than that required by the terms of this Indenture and the Mortgage; or,
(iv) after an Event of Default shall have occurred which shall be continuing, the application by the Issuer of the rentals under any Lease or of any security deposit under any Lease in a manner other than that required by the terms of this Indenture and the Mortgage; provided, however, that in either case (i) or
(ii) recourse to the Issuer shall be limited to the damages resulting from such fraud or intentional misrepresentation and in either case (iii) or (iv) recourse to the Issuer shall be limited to the amount of such misapplied Proceeds or rentals by the Issuer and no other property or assets of the Issuer, or of any of the Issuer's directors, officers, employees or shareholders, shall be subject to any lien, levy, execution, or other enforcement procedure in connection with such recourse and by acceptance of the Notes, the Trustee and the Holders shall agree that, in the event it pursues any remedies available to it hereunder or under the Notes or the other Security Documents, the Trustee, the Servicer, the Special Servicer and the Holders shall not have recourse to the Exculpated Persons for any deficiency, loss or claim for damages resulting therefrom, and none of the property or assets of any of the Exculpated Persons other than the Mortgaged Properties shall be subject to levy, execution, garnishment, attachment, foreclosure or other enforcement procedure for the satisfaction of the remedies of the Trustee, the Servicer and the Special Servicer and the Holders hereunder, but nothing contained herein shall (i) constitute a waiver of any indebtedness evidenced by the Notes or secured by the Mortgage or the other Security Documents, or (ii) be taken to prevent recourse to or the enforcement of remedies against any of the Collateral, including the Mortgaged Properties, in respect of any and all liabilities, obligations and undertakings contained herein, in the Mortgage or in the Notes.

      Each document that is executed by any Exculpated Persons pursuant to or in connection with this Indenture and/or any other Security Documents shall either expressly incorporate, or shall be deemed to incorporate, the non-recourse provisions contained in this Section 1.14. For purposes of this Section 1.14(a), each and every reference to "the Issuer" (including the possessory thereof) shall mean the Issuer, its successors and assigns, and all Persons and/or entities whose rights under this document arise by, through or under the Issuer, its successors and/or assigns.

      (b) In furtherance of the foregoing, it is expressly understood and agreed that nothing herein nor any act of the Issuer nor any document or instrument executed by the Issuer in connection herewith shall create or impose on any Exculpated Persons any personal liability, other than to the extent expressly provided with respect to the Property Owners in the Environmental Indemnity, and this Indenture is executed by the Issuer with the express understanding and agreement that nothing contained herein, in the Notes or under any of the other Indenture Security Documents (including the Notes) shall be construed as creating any liability on the part of any Exculpated Persons personally, other than to the extent expressly provided with respect to the Property Owners in the Environmental Indemnity, to pay the principal obligation or any interest that may accrue thereon or any indebtedness that may accrue hereunder or under any of the other Indenture Security Documents or to perform any covenant, either express or implied, herein contained, and that every Person now or hereafter claiming any right or security hereunder shall look solely to the Collateral, the Payment Account, the Holdover Account, the Collection Account, the Reserve Accounts and the Deposit Account, for the payment thereof and the enforcement of any lien hereby created or the enforcement of any covenant, condition or agreement contained herein or under any of the other Indenture Security Documents.

      (c) The provisions of Section 1.14(a) and (b) hereof shall not (i) constitute a waiver, release or impairment of any obligation of the Issuer (without recourse to its partners, members or other equity investors) evidenced or secured by the Notes, this Indenture or any other Indenture Security Document to the extent that it would impair the Trustee's (or the Servicer's or Special Servicer's or the Trustee's behalf) right or ability to declare an Event of Default or accelerate the maturity of the Notes, (ii) constitute a waiver of the Trustee's right under Section 1111(b) of the United States Bankruptcy Code to claim against the Issuer (without recourse to its partners, members or other equity investors, other than to the extent expressly provided with respect to the Property Owners in the Environmental Indemnity) the full amount of the indebtedness evidenced by the Notes or incurred pursuant to any of the other Indenture Security Documents or (iii) impair the right of the Trustee to obtain a deficiency judgment (without recourse to any partner, member or other equity investor in the Issuer, other than to the extent expressly provided with respect to the Property Owners in the Environmental Indemnity) in any action or proceeding in order to preserve its rights and remedies against Collateral as to which a lien is granted hereunder, including, without limitation, foreclosure, nonjudicial foreclosure or the exercise of a power of sale, under the Collateral.

      SECTION 1.15 [Intentionally Omitted].

      SECTION 1.16 Execution in Counterparts.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE II

                               FORMS OF THE NOTES

      SECTION 2.1 Forms Generally.

      (a) The Notes and the Trustee's certificate of authentication shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as may be required to comply with any applicable law or with any applicable rules made pursuant thereto or with the applicable rules of any securities exchange on which any of the Notes may be listed or any depositary or any governmental agency, to conform with market practice or as may, consistent herewith, be determined by the officers executing any Notes, as evidenced by their execution of such Notes.

      (b) Notes that are Restricted Notes (including each Restricted Global
Note) shall bear a legend as set forth in Section 2.4(a) and as required by
Section 2.5. Notes that are Global Notes shall bear a legend as set forth in
Section 2.4(b). Each Regulation S Temporary Global Note shall bear a legend as set forth in Section 2.4(c). Each Note shall be dated the date of its authentication.

      (c) The definitive Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

      SECTION 2.2 Form of Trustee's Certificate of Authentication.

      The Trustee's certificates of authentication for the Notes shall be in substantially the following form:

      This Note is one of the Notes referred to in the above-mentioned
Indenture.

            LaSalle Bank National Association,
            as Trustee

            By:___________________________

                  Authorized Officer
            or

            LaSalle Bank National Association,
            as Trustee

            By:___________________________
                as Authenticating Agent

            By:___________________________
                   Authorized Officer

      SECTION 2.3 Form of the Notes.

      (a) Except as otherwise provided pursuant to this Section 2.3, the Notes are issuable in definitive, fully registered form without coupons in substantially the form of Exhibit A hereto, with such applicable legends as are provided for in Sections 2.4 and 2.5. The Notes are not issuable in bearer form.

      (b)(i) Notes that are to be offered and sold in reliance on Regulation S shall be issued initially in the form of a single temporary Global Note (a "Regulation S Temporary Global Note") in fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with such applicable legends as are provided for in Section 2.4. Any Regulation S Temporary Global Note shall be duly executed by the Issuer and authenticated by the Trustee, as provided herein, and shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, as Custodian, at its Corporate Trust Office, for credit to the accounts of the Agent Member then acting for Euroclear or Clearstream, Luxembourg, as the case may be, for credit to the respective beneficial owners of such Note in accordance with the rules thereof. On or after the termination of the Regulation S Distribution Compliance Period, interests in any Regulation S Temporary Global Note will be exchangeable for corresponding interests in an unrestricted Global Note (individually, an "Unrestricted Global Note" and, collectively, "Unrestricted Global Notes"), respectively, each in definitive, fully registered form without interest coupons, substantially in the form of Exhibit A hereto, and each with such applicable legends as are provided for in Section 2.4. The aggregate principal amount of a Regulation S Temporary Global Note and an Unrestricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, as hereinafter provided.

      (ii) A holder of a beneficial interest in a Regulation S Temporary Global Note may arrange to receive distributions on account of such interest through Euroclear or Clearstream, Luxembourg only after delivery by such Person to Euroclear or Clearstream, Luxembourg, as the case may be, of a written certification (an "Owner Securities Certification") substantially in the form of Exhibit B-1 hereto, and upon delivery by Euroclear or Clearstream, Luxembourg, as the case may be, to the Principal Paying Agent of a certification or certifications (each, a "Depositary Securities

Certification") substantially in the form of Exhibit B-2 hereto. The delivery by such holder of a beneficial interest in such Regulation S Temporary Global Note of such certification shall constitute an irrevocable instruction by such holder to Euroclear or Clearstream, Luxembourg, as the case may be, to exchange such holder's beneficial interest in the Regulation S Temporary Global Note for a beneficial interest in the Unrestricted Global Note of the same Class upon the expiration of the relevant Regulation S Distribution Compliance Period in accordance with the next succeeding paragraph. No distribution shall be paid to any holder of a beneficial interest in a Regulation S Temporary Global Note until the foregoing Owner Securities Certification has been provided to Euroclear or Clearstream, Luxembourg, as the case may be, by such holder and no distribution shall be paid to Euroclear or Clearstream, Luxembourg in respect of such holder's interest in a Regulation S Temporary Global Note unless Euroclear or Clearstream, Luxembourg, as the case may be, has provided a Depositary Securities Certification to the Principal Paying Agent with respect to such interest.

      Upon

            (A)   the expiration of the Regulation S Distribution Compliance
                  Period,

            (B) receipt by Euroclear or Clearstream, Luxembourg, as the case may be, and the Principal Paying Agent of the certificates described in the preceding paragraph,

            (C)   receipt by the Depositary of

                  (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in an Unrestricted Global Note in a principal amount equal to that of the beneficial interest in a corresponding Regulation S Temporary Global Note for which the necessary certificates have been delivered, and

                  (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member, and the Euroclear or Clearstream, Luxembourg account for which such Agent Member's account is held, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, and

            (D) receipt by the Trustee of notification from the Depositary of the transactions described in (C) above,

the Trustee, as Registrar, shall instruct the Depositary to reduce the principal amount of such Regulation S Temporary Global Note and to increase the principal amount of such Unrestricted

Global Note, by the principal amount of the beneficial interest in such Regulation S Temporary Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Temporary Global Note was reduced upon such transfer.

      (c) Notes that are to be offered and sold to QIBs in accordance with Rule 144A shall be issued in definitive, fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with such applicable legends as are provided for in Section 2.4. The Notes issued to QIBs may be issued in the form of a single Global Note (individually, a "Restricted Global Note" and, collectively, the "Restricted Global Notes"). Restricted Global Notes shall be duly executed by the Issuer and authenticated by the Trustee as provided herein and shall be registered in the name of a nominee of the Depositary and deposited with the Trustee, as Custodian, at its Corporate Trust Office, for credit to the respective account of the Depositary's Agent Members who hold interests in such Restricted Global Notes. The aggregate principal amount of a Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, as hereinafter provided.

      (d) Notes that are to be offered and sold to Institutional Accredited Investors that are not QIBs, sold in each case to an Institutional Accredited Investor that has executed and delivered to the Registrar a letter substantially in the form of Exhibit F hereto (an "Investment Representation Letter"), shall be issued in definitive, fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with such applicable legends as are provided for in Section 2.4. The Notes sold to Institutional Accredited Investors in accordance with the foregoing sentence (individually, a "Definitive Note" and collectively, the "Definitive Notes") shall not be issued in the form of global notes, provided, however, that Definitive Notes acquired by QIBs in accordance with Rule 144A or acquired in reliance on Regulation S may be exchanged for interests in Global Notes pursuant to Section 3.8(e). Definitive Notes shall be duly executed by the Issuer and authenticated by the Trustee as provided herein, and shall be registered in the name of the Institutional Accredited Investor purchasing such Note.

      SECTION 2.4 Legends.

      (a) Restricted Notes (including Restricted Global Notes) shall bear a legend substantially in the following form:

      THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, EXCEPT (A) BY THE INITIAL INVESTOR
      (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED

      INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 50l(a)(l), (2), (3) OR (7) OF REGULATION D OR AN ENTITY IN WHICH EACH OF THE EQUITY OWNERS IS AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

      THIS NOTE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER UNLESS THE REGISTRAR OR TRANSFER AGENT IS SATISFIED THAT THE RESTRICTIONS ON TRANSFER SET FORTH ABOVE HAVE BEEN COMPLIED WITH, ALL AS PROVIDED IN THE INDENTURE.

      (b) So long as DTC is acting as Depositary, Global Notes shall bear a legend substantially in the following form:

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN. THIS GLOBAL NOTE MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE. BENEFICIAL INTERESTS IN THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE INDENTURE.

      (c) Regulation S Temporary Global Notes shall bear a legend substantially in the following form:

      THIS NOTE IS A REGULATION S TEMPORARY GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN. INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL NOTE MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE REGULATION S DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN THE INDENTURE), AND NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS REGULATION S TEMPORARY GLOBAL NOTE MAY BE MADE FOR AN INTEREST IN A RESTRICTED GLOBAL NOTE OR IN AN UNRESTRICTED GLOBAL NOTE UNTIL AFTER THE LATER OF THE DATE OF TERMINATION OF THE REGULATION S DISTRIBUTION COMPLIANCE PERIOD AND THE DATE ON WHICH THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITARY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST HAVE BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNERS OF SUCH INTEREST ARE NOT U.S. PERSONS.

      (d) Definitive Notes, in addition to the legend set forth in Section 2.4(a), will also bear a legend substantially in the following form:

      THIS NOTE WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A GLOBAL NOTE UNLESS THE HOLDER OF THIS NOTE, SUBSEQUENT TO SUCH EXCHANGE, WILL HOLD A MINIMUM AGGREGATE BENEFICIAL INTEREST IN SUCH GLOBAL NOTE OF AT LEAST TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000).

      SECTION 2.5 Restricted Notes.

      During the period beginning on the Closing Date and ending on the date two years from the Closing Date, all Notes offered and sold to QIBs in reliance on Rule 144A and all Notes sold to Institutional Accredited Investors that are not QIBs shall be deemed "Restricted Notes" and shall bear on their face, and be subject to the restrictions on transfer provided in, the legend set forth in
Section 2.4(a); provided, however, that the term "Restricted Notes" shall not include Notes as to which restrictions have terminated in accordance with
Section 3.8(c).

      SECTION 2.6 Global Notes.

      (a) (i) Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note, provided, however; that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note. Notwithstanding any other provision of this Indenture, a Global Note shall not be exchanged in whole or in part for a Note registered in the name of any Person other than the Depositary or one or more nominees thereof, unless (1) the Depositary (A) notifies the Issuer that it is unwilling or unable to continue as Depositary for such Global Note or (B) ceases to be a clearing agency registered under the Exchange Act, and in either case the Issuer fails to appoint a successor depositary (as described below) or

(2) there shall have occurred and be continuing an Event of Default with respect to the Notes. Any Global Note exchanged pursuant to clause (1) above shall be so exchanged from time to time in whole and not in part and any Global Note exchanged pursuant to clause (2) above may be exchanged from time to time in whole or in part as directed by the Depositary.

      (ii) The Issuer hereby designates DTC as the Depositary with respect to the Global Notes. If at any time DTC notifies the Issuer that it is unwilling or unable to continue as Depositary for the Global Notes or if at any time DTC has ceased to be a clearing agency registered under the Exchange Act if so required by applicable law or regulation, the Issuer shall be entitled to appoint a successor depositary with respect to each Global Note and provide notice to the Trustee of such appointment. If (x) a successor depositary for such Global Note is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such unwillingness, inability or ineligibility, (y) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the Notes represented by such Global Note advise DTC, with a copy to the Trustee and the Issuer, to cease acting as depositary for such Global Note or (z) the Issuer, in its sole discretion, determines at any time that all (but not less than all) Outstanding Notes issued or issuable in the form of a Global Note shall no longer be represented by such Global Note and advises the Trustee and DTC of such determination, then the Issuer shall execute, and the Trustee shall authenticate and deliver, definitive Notes of like class, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Notes. On or after the earliest date on which such interests may be so exchanged as described above, each Global Note shall be surrendered for exchange by DTC to the Trustee; provided, however, that such exchange is subject to the terms of Section 3.8(b) herein.

      (b) Notes issued in exchange for a Global Note or any portion thereof shall be issued in definitive, fully registered form, shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Transfer Agent located at the Corporate Trust Office to be so exchanged. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered or exchanged or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Note issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof. Any Note delivered in exchange for the Global Note or any portion thereof shall, except as otherwise provided by Section 3.8, bear the legend regarding transfer restrictions required by Section 2.5.

      (c) Subject to the provisions in the legends required by Section 2.4 above, a registered Holder may grant proxies and otherwise authorize any Person, including any Agent Member and any Person who may hold an interest in an Agent Member, to take any action that such Holder is entitled to take under this Indenture.

      (d) In the event of the occurrence of any of the events specified in paragraph (a) of this Section 2.6, the Issuer will promptly make available to the Trustee a reasonable supply of certificated Notes of each Class in definitive, fully registered form.

      (e) Neither members of, or participants in, the Depositary ("Agent Members" and each an "Agent Member") nor any other Person on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Note held on its or their behalf by the Depositary or under any such Global Note, and the Depositary may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee (including, without limitation, the Servicer) as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note. With respect to any Global Note deposited on behalf of the subscribers for the Notes represented thereby with the Trustee as custodian for the Depositary for credit to their respective accounts (or to such other accounts as they may direct) at Euroclear or Clearstream, Luxembourg, the provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Clearstream, Luxembourg, respectively, shall be applicable to Global Notes.

                                   ARTICLE III

                                    THE NOTES

      SECTION 3.1 Equal and Ratable Securities; Amount; Authorization.

      (a) Each Note of each Class shall rank pari passu with each other Note of such Class. The Notes of all Classes shall be equally and ratably secured by the Indenture Collateral, provided that (i) payment of principal and interest on the Notes of any Class shall be subject to the priorities of distributions set forth in Sections 3.5(c) and Section 5.6, as applicable and (ii) payments of Default Premium, if any, on the Notes and payments of Make-Whole Amounts, if any, on the Notes shall be subordinate to any payment of principal and interest on any Outstanding Note, also as set forth in Sections 3.5 and 5.6, as applicable. The aggregate principal amount of the Notes that may be authenticated, delivered and Outstanding under this Indenture and which may be Outstanding at any time is limited to $500,000,000 (except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to the provisions of this Indenture or the Notes). All Notes shall be substantially identical except as to denominations and tenor and except as expressly permitted in this Indenture.

      (b) The Notes shall be known and designated as the "Commercial Mortgage-Backed Notes, Series 2000-VNO, due March 15, 2010" and shall be issuable hereunder in the following Classes: Class A-1 Notes; Class A-2 Notes; Class B Notes; Class C Notes; Class D Notes; Class E Notes and Class F Notes. The Scheduled Maturity Date for the Notes shall be March 15, 2010.

      (c) The Issuer hereby grants, and this Indenture shall evidence, a continuing lien and security interest in the Indenture Collateral, including without limitation, the Payment Account, the Collection Account, the Holdover Account and any other similar account established by the Trustee, the Servicer or the Special Servicer in furtherance of its rights or responsibilities under this Indenture or any other Security Document to secure the full payment of the principal of and interest, and all other amounts payable, on all the Notes, which shall in all respects be equally and ratably secured hereby without preference, priority or distinction on account of the actual time or times of the authentication and delivery of the Notes provided that (i) payment of principal and interest on the Notes of any Class shall be subject to the priorities of distributions set forth in Section 3.5 and Section 5.6, as applicable and (ii) payment of Default Premium, if any, on any Notes and payments of Make-Whole Amounts, if any, on any Notes shall be subordinate to any payment of principal and interest on any Outstanding Notes, also as set forth in
Section 3.5 and Section 5.6. The foregoing grant shall not be in derogation or limitation of any lien or security interest granted under any Security Document to the Trustee to secure amounts payable on the Notes.

      (d) Notes may be transferred at the option of the Holder thereof to the Depositary for credit to the account of any Agent Member in accordance with this Indenture. Thereafter, the Depositary or its nominee shall be the Holder of the portion of the Global Note evidencing any Notes so transferred and the beneficial ownership thereof.

      SECTION 3.2 Denominations.

      The Notes shall be issuable in fully registered form, without coupons, in denominations of $25,000, with respect to the Class A Notes, $50,000 with respect to the Class B, Class C, Class D and Class E Notes, and $100,000 with respect to the Class F Notes, and in each case integral multiples of $1 in excess thereof, other than Notes issued to Institutional Accredited Investors, which shall be in denominations of $250,000 and integral multiples of $1 in excess thereof.

      SECTION 3.3 Conditions Precedent to Issuance of Notes.

      On the date hereof, Notes may be executed by the Issuer and authenticated and delivered by the Trustee to the specified parties upon the Issuer Request (directing the Trustee to authenticate the Notes and designating to whom the Trustee shall deliver the authenticated Notes) only if the Issuer shall have delivered the following to the Trustee (as evidenced by the Officer's Certificate referred to in (f) below and provided that the Trustee shall have no obligation to review the following and shall make no representation as to their sufficiency or effectiveness):

      (a) A copy of the certificate of formation, certificate of limited partnership, certificate of incorporation or any other charter or organizational document (as applicable) of each of the Issuer and each Property Owner, and any amendments thereto, certified, as applicable, by the appropriate government official of its jurisdiction of incorporation or organization.

      (b) A certificate of the Secretary or Assistant Secretary of the Issuer, stating that:

            (i) the copy of the applicable charter or organizational document of each of the Issuer and each Property Owner provided under clause (a) above is true and complete;

            (ii) the attached copy of resolutions of the Board of Directors: (A) authorizing the issuance of the Notes and (B) authorizing the officers (or classes of officers) identified therein to execute documents on the Issuer's behalf, is true and complete and that such resolutions remain in full force and effect and have not been modified or amended;

            (iii) the attached copy of the resolutions of each of the governing bodies of each of the Property Owners (A) authorizing the issuance of the Mortgage Notes and the execution and delivery of the Mortgage and the other Mortgage Security Documents and (B) authorizing the officers (or classes of officers) identified therein to execute documents on such Property Owner's behalf is true and complete and that such resolutions remain in full force and effect and have not been modified or amended; and

            (iv) the Persons who, as officers of such entity (acting on behalf of the Issuer or such Property Owner, as applicable), executed this Indenture, the Notes, the Mortgage Notes, the Mortgage and each other Security Document to which the Issuer or such Property Owner is a party, and any certificates or other papers delivered to the Trustee in connection with the execution and delivery of this Indenture and each other Security Document and the issuance of the Notes and the Mortgage Notes, were validly elected to, and the incumbents of, the offices they purported to hold at the time of such execution, delivery and issuance, and that their signatures set forth on such certificate are genuine.

      (c) Executed counterparts of this Indenture, the agreements between the Issuer and the Agents referred to in the penultimate paragraph of Section 3.6(b), the Notes, the Mortgage Notes (together with an allonge thereto), the Mortgage, the Assignment of Mortgage, the Collateral Assignment of Mortgage Notes and Other Mortgage Security Documents, the Assignment of Leases, the Environmental Indemnity, the Subordination of Management Agreement and the Assignment of Contracts and each of the other Security Documents.

      (d) Copies of any orders of any governmental body or any other third party consents identified in any opinion of counsel to the Issuer as being required in connection with the issuance of the Notes or the execution and delivery of this Indenture and each other Security Document.

      (e) Opinions of Counsel for the Issuer addressed to the Trustee and the Initial Purchasers and substantially to the effect set forth in the Purchase Agreement.

      (f) An Officer's Certificate from the Issuer, dated the Closing Date, stating that, to the best knowledge of the signer(s) thereof, (i) there is no Event of Default continuing under this Indenture, (ii) the Issuer nor the Property Owners (on a combined basis) has not sustained since the date of the latest unaudited financial statements included in the final offering memorandum, dated February 25, 2000 and relating to the offering and sale of the Securities (the "Offering Memorandum"), any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case that could reasonably be expected to have a material adverse effect on the Issuer or the Mortgaged Properties taken as a whole, (iii) since the respective dates as of which information is given in the Offering Memorandum, there has not been any change in the long-term debt of the Issuer nor the Property Owners (on a combined basis) or any material change, or any development involving a prospective change in, or affecting, the general affairs, management, financial position, equity or results of operations of the Issuer nor the Property Owners (on a combined basis) and (iv) that the Issuer has complied with and satisfied, in all material respects, the conditions on its part to be performed or satisfied pursuant to this Section 3.3.

      (g) Executed UCC-l financing statements with respect to the Indenture Collateral naming the Issuer as debtor and the Trustee as secured party thereunder (to be filed by or on behalf of the Issuer in the appropriate filing offices in the States of New York, New Jersey, Pennsylvania, Maryland, Massachusetts and Connecticut).

      (h) Executed UCC-1 financing statements naming the Property Owners as debtor, the Issuer as secured party thereunder and the Trustee as assignee (to be filed by or on behalf of the Property Owners in the appropriate filing offices in the State of New Jersey, New York, Pennsylvania, Connecticut, Maryland and Massachusetts);

      (i) [Intentionally Omitted]

      (j) ALTA form title insurance policies (or fully effective, "marked-up" commitments therefor) insuring the Mortgagee's interest in each of the Mortgaged Properties, in each case in an amount at least equal to the Allocated Amount applicable to such Mortgaged Property in form and substance and with such endorsements and affirmative insurance as may be satisfactory to the Issuer and the Initial Purchasers, such approval to be conclusively evidenced by the delivery thereof to the Trustee;

      (k) Such other opinions, certificates, letters, and documents as the Trustee shall reasonably request; and

      (l) A letter from each of the Rating Agencies indicating the ratings such Rating Agency has assigned to the Notes.

      Copies of the documents described in clauses (a) through (l) above shall also be delivered to the Servicer.

      SECTION 3.4 Execution, Authentication and Delivery of the Notes.

      Each Note shall be executed manually or in facsimile on behalf of the Issuer by any Person so authorized and listed on Exhibit D hereto to sign documents on behalf of the Issuer in connection with the performance of the Issuer's obligations under this Indenture and the other Security Documents (each, an "Authorized Person"), notwithstanding that such Persons, or any of them, shall have ceased, for any reason, to be so authorized prior to the authentication and delivery of such Note or was not so authorized at the date of any such Note. The Issuer shall have the right to add to or delete from the names listed on Exhibit D upon written notice to the Trustee and the Servicer signed by an Authorized Person and, in the case of additions to the list of Authorized Persons, accompanied by a specimen signature of each newly designated Authorized Person. The Notes may also have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or with any applicable rules made pursuant thereto or with the applicable rules of any securities exchange or governmental agency or as may, consistently herewith, be determined by an Authorized Person executing such Notes, as conclusively evidenced by their execution of such Notes. All Notes shall be otherwise substantially identical except as to denomination and as provided herein.

      The Trustee is hereby authorized, upon receipt of Notes duly executed on behalf of the Issuer for the purposes of the original issuance of such Notes and receipt of the other documents set forth in Section 3.3, to authenticate such Notes in an aggregate principal amount not in excess of $500,000,000 and to deliver such Notes to the Issuer or any other Person designated by the Issuer and, thereafter, to authenticate and deliver Notes in accordance with the provisions hereinafter set forth.

      The Trustee may, with the consent of the Issuer, appoint by an instrument or instruments in writing one or more Authenticating Agents (which may include the Trustee itself) for the authentication of Notes and, with such consent, vary or terminate any such appointment upon written notice and approve any change in the office through which any Authenticating Agent acts. The Issuer (by written notice to the Trustee and the Authenticating Agent whose appointment is to be terminated) may also terminate any such appointment at any time; provided, however, that if the Trustee is acting as the Authenticating Agent, it may be terminated as Authenticating Agent only if it is also being terminated as Trustee. The Trustee hereby agrees to solicit written acceptances from the entities concerned (in form and substance satisfactory to the Issuer) of such appointments; provided, however, that the Trustee shall not be required to solicit such written acceptances from any of its Affiliates who act in the capacity of Paying Agent. In its acceptance of such appointment, each Authenticating Agent shall agree to act as an authenticating agent pursuant to the terms and conditions of this Indenture. The Principal Paying Agent and Paying Agent shall also be Authenticating Agents.

      No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for in Section 2.2, executed by the Trustee or an Authenticating Agent by manual signature, and such certificate of authentication upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

      SECTION 3.5 Deposit Account, Collection Account, Payment Account; Holdover Account.

      (a) (i) On or prior to the date hereof, the Issuer will cause the Property Owners to establish a single segregated account with an Eligible Institution, reasonably satisfactory to the Trustee and the Servicer (the "Deposit Account Bank") in the name of the Property Owners and the Trustee as secured party (the "Deposit Account") into which all rents, proceeds and all other revenues obtained by or for the account of the Property Owners from or in connection with the ownership or operation of the Mortgaged Properties are to be deposited (other than, in certain circumstances, casualty and condemnation proceeds which will be deposited in an Eligible Account which is not the Deposit Account or a sub-account thereof and maintained by the Servicer in accordance with the Cash Management Agreement). As of the Closing Date, the Deposit Bank shall be Fleet Bank, N.A. ("Fleet"). The parties hereto agree and acknowledge that, notwithstanding the definition of Eligible Institution, Fleet shall be deemed to be an Eligible Institution for purposes of the Indenture and the Mortgage Security Documents provided that if Fleet's long-term unsecured debt rating shall not be at least A2 from Moody's and A from DCR (or, if not rated by DCR, one additional NRSRO) (or its equivalent), Fleet shall no longer be deemed an Eligible Institution unless a Rating Agency Confirmation is obtained.

      Pursuant to the terms of the Cash Management Agreement, (i) prior to the Closing Date, the Property Owners will be required to send notices to all tenants at the Mortgaged Properties directing them to pay all rent and other sums due pursuant to leases to which they are a party directly into the Deposit Account, (ii) the Property Owners will be required to deposit all rents and other amounts they receive with respect to the Mortgaged Properties into the Deposit Account, (iii) prior to the Closing Date, the Property Owners will be required to instruct the Property Manager to immediately deposit all rents and other sums collected by the Property Manager on or after the Closing Date in accordance with the Management Agreements into the Deposit Account and (iv) there may be no other accounts maintained by the Property Owners or the Property Manager into which rents and revenues from the Mortgaged Properties are directly deposited.

      So long as no Triggering Event exists, the Property Owners will be permitted to withdraw funds from the Deposit Account at any time. The Cash Management Agreement also requires the Property Owners to (A) pay all Operating Expenses with respect to the Mortgaged Properties, (B) deposit into the Collection Account on or prior to each Due Date, the monthly amount of principal and interest due in respect of the Mortgage Notes which shall be the same as the monthly amount of principal and interest due in respect of the Notes, (C) deposit into the Collection Account on or prior to each Due Date, any other amounts required to be deposited into the Collection Account, (D) make any required deposits into the Collection Account for further deposit into the Tax Escrow Account and the New Hyde Park Lease Reserve Account on or prior to the Due Date, (E) make any required deposits, if any, into the Collection Account for further deposit into the Capital

Expenditure Reserve Account on or prior to each Due Date and (F) pay all other sums then due pursuant to the Mortgage, the Indenture, the Declaration of Trust, and the Security Documents, including Trustee Fees, Servicing Fees, Special Servicing Fees, Work-out Fees and Liquidation Fees.

      Upon the occurrence of a Triggering Event and during its continuance, neither the Issuer nor any Property Owner will have the right to withdraw funds from the Deposit Account and from time to time and on or prior to each Due Date following the occurrence and during the continuance of a Triggering Event, any amounts on deposit in the Deposit Account will be applied by the Servicer or, with respect to a Triggering Event which has not occurred as a result of an Event of Default, the Deposit Account Bank, pursuant to the terms of the Cash Management Agreement.

      (ii) On or prior to the date hereof, the Servicer shall establish and maintain a single, segregated account (the "Collection Account"), with an Eligible Institution (the "Collection Account Bank") which is required to be an Eligible Account, in the name of the Servicer, as Servicer for the Trustee. The Collection Account will be under the sole dominion and control of the Servicer, as Servicer for the Trustee, and neither the Issuer nor any Property Owner will have the right to withdraw funds from the Collection Account.

      (iii) On or prior to the date hereof, the Trustee shall establish a segregated trust account (the "Payment Account"), in the Trustee's name, which shall be an Eligible Account, bearing a designation clearly indicating that such account and all funds deposited therein (including all investments of such deposited funds and all income or other gain from such investments) are held for the exclusive benefit of the Holders.

      (iv) Prior to the occurrence of a Triggering Event, two Business Days prior to each Payment Date (each, a "Due Date"), commencing in March, 2000, the Issuer shall deposit, or cause the Property Owners to deposit on its behalf, into the Collection Account the amount of interest and principal due in respect of the Notes on such Payment Date and all other amounts due in respect of such Due Date pursuant to this Indenture, including Trustee Fees, Servicing Fees, Special Servicing Fees, Work-out Fees and Liquidation Fees (such amount, the "Monthly Payment Amount"), as well as the monthly amounts required to be deposited in the Reserve Accounts (which such amounts shall be transferred by the Servicer on such Due Date to the applicable Reserve Accounts). As of the Closing Date, the Collection Account shall be located at PNC Bank, National Association. The Servicer shall give notice to the Trustee and the Issuer of any change in the location of the Collection Account

      The Servicer shall remit to the Trustee for deposit in the Payment Account all funds then available in (i) the Fee Reserve Account (to the extent allocable to amounts owed to the Trustee or the Certificate Trustee) and (ii) the Collection Account (in each case in accordance with the Cash Management Agreement) at or before 3:00 p.m. (New York time) on the Business Day immediately preceding each Payment Date and on the Business Day immediately preceding each Redemption Date and on the Business Day preceding the Maturity Date, to be applied by the Trustee in respect of the payment of all interest and principal, as applicable, that will be required to be paid by the Issuer in respect of any Outstanding Notes on such Payment Date, Redemption Date or Maturity Date and in respect of any Trustee Fees or other amounts owing to the Trustee or the Certificate Trustee on such Payment Date, Redemption Date or Maturity Date. If funds shall not be available to the Servicer to make such deposit at or before 11:00 a.m. (New York time) on the second Business Day immediately preceding each Payment Date, Redemption Date or the Maturity Date, as the case may be, then the same shall constitute an Event of Default hereunder and the Issuer shall owe interest on such amount as set forth in Section 3.11(d). Notwithstanding any cure by the Servicer under the provisions of Section 7.24(i), to the extent that the Servicer does not make such remittances to the Payment Account on the Business Day preceding each Payment Date, Redemption Date or Maturity Date, as applicable, the Servicer will be required to pay the Trustee for the account of the Trustee interest on any amount not timely remitted at the Advance Interest Rate from and including the first Business Day prior to the Payment Date to but not including the date such remittance is actually made. The Trustee will promptly advise the Servicer by facsimile or by e-mail of all amounts received hereunder. The Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making withdrawals from the Payment Account in accordance with this Indenture. Funds in the Payment Account shall not be commingled with any other monies. Subject to the interests of the Trustee pursuant to this Section 3.5, all monies deposited from time to time in the Payment Account and all investments made with such monies, including all income or other gain from such investments, shall be held by the Trustee in the Payment Account for the benefit of the Holders as provided herein and, to the extent specified in Section 3.5(d) and Section 6.15, the Issuer.

      (v) Notwithstanding anything to the contrary in this Indenture (i) all interest earned on funds on deposit in the Deposit Account, any Reserve Account or any other account required to be maintained under this Indenture, the Mortgage or the Cash Management Agreement (other than the Collection Account, the REO Property Account and the Payment Account) shall accrue for the benefit of the Issuer, (ii) the Servicer shall be entitled to one day's interest on all funds deposited in the Collection Account (to the extent such interest is actually earned) and any other interest earned on funds on deposit in the Collection Account shall accrue for the benefit of the Issuer, (iii) the Special Servicer shall be entitled to all interest on all funds deposited in the REO Property Account (to the extent such interest is actually earned), the Trustee shall be entitled to one day's interest on all funds deposited in the Payment Account during the period from and including the Business Day prior to the Payment Date, Redemption Date or Maturity Date, as applicable, to but excluding the related Payment Date, Redemption Date or Maturity Date, as applicable and any other interest earned on funds on deposit in the Payment Account shall accrue for the benefit of the Issuer.

      (b) So long as no Event of Default shall have occurred and be continuing, all of the funds on deposit in the Payment Account shall be invested and reinvested by the Trustee in one or more Eligible Investments specified in the Issuer Request (or, if no Issuer Request is delivered to the Trustee, then in accordance with Section 6.14(viii)) only in the event such funds are reasonably expected by the Trustee to be on deposit for a period in excess of the period from and including the Business Day prior to the Payment Date, Redemption Date or Maturity Date, as applicable, to but excluding the related Payment Date, Redemption Date or Maturity Date, as applicable, subject to the following requirements; provided, however, that in no event shall amounts in the Payment Account be invested on the Business Day preceding (1) any Payment Date or (2) the Maturity Date:

            (i) such Eligible Investments shall not mature later than the Business Day prior to the date such amounts are required to be applied under this Indenture;

            (ii) securities purchased with the monies in the Payment Account shall be deemed a part of the Payment Account;

            (iii) each such Eligible Investment shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee under its complete and exclusive dominion and control (or, if applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, such pledge may be so registered);

            (iv) the Trustee shall have the sole control over such investment, the income thereon and the proceeds thereof;

            (v) other than the investments described in clause (iii) above, any certificate or other instrument evidencing such investment, if any, shall be delivered directly to the Trustee or its agent; and

            (vi) the proceeds of each investment (which shall be made as provided in Section 6.14) shall be remitted by the purchaser thereof (if not the Trustee) directly to the Trustee.

      All net income or other gain from investments of monies deposited in the Payment Account shall be credited to the Payment Account and any net loss resulting from such investments shall be charged to the Payment Account. The Trustee shall not be liable to the Holder of any Note, the Issuer or any other Person for any loss resulting from any such investment or sale in accordance with this Indenture, whether by depreciation in value or otherwise, unless such loss results from the Trustee's negligence or willful misconduct.

      (c) Except as otherwise provided in Section 5.6 hereof, on each Payment Date, Redemption Date or Maturity Date, as applicable, the Trustee shall apply all amounts on deposit in the Payment Account to pay, pursuant to Section 3.11, the following amounts in the following order of priority:

            (1) to the extent not paid from the Deposit Account, the Fee Reserve Account or the Collection Account pursuant to the terms of the Cash Management Agreement, (i) any Trustee Fees, Servicer Fees, Special Servicing Fees or other amounts due and payable to the Trustee, the Certificate Trustee, the Servicer or the Special Servicer (including, without limitation, indemnification payment obligations of the Issuer under Section 6.1 and Section 7.21) and any unreimbursed Advance made by the Trustee, the Fiscal Agent, the Servicer or the Special Servicer (and interest thereon at the Advance Interest Rate) and (ii) any Rating Surveillance Charges;

            (2) (i) any interest then due and payable on the Class A-1 and Class A-2 Notes (excluding Default Premium, if any) shall be paid to the Holders of the Class A-1 and Class A-2 Notes pro rata until paid in full;

            (ii) any principal then due and payable on the Class A-1 Notes (excluding Make-Whole Amounts, if any) shall be paid to the Holders of the Class A-1 Notes until paid in full;

            (iii) any principal then due and payable on the Class A-2 Notes (excluding Make-Whole Amounts, if any) shall be paid to the Holders of the Class A-2 Notes until paid in full;

            (iv) any interest then due and payable on the Class B Notes (excluding Default Premium, if any) shall be paid to the Holders of the Class B Notes until paid in full;

            (v) any principal then due and payable on the Class B Notes (excluding Make-Whole Amounts, if any) shall be paid to the Holders of the Class B Notes until paid in full;

            (vi) any interest then due and payable on the Class C Notes (excluding Default Premium, if any) shall be paid to the Holders of the Class C Notes until paid in full;

            (vii) any principal then due and payable on the Class C Notes (excluding Make-Whole Amounts, if any) shall be paid to the Holders of the Class C Notes until paid in full;

            (viii) any interest then due and payable on the Class D Notes (excluding Default Premium, if any) shall be paid to the Holders of the Class D Notes until paid in full;

            (ix) any principal then due and payable on the Class D Notes (excluding Make-Whole Amounts, if any) shall be paid to the Holders of the Class D Notes until paid in full;

            (x) any interest then due and payable on the Class E Notes (excluding Default Premium, if any) shall be paid to the Holders of the Class E Notes until paid in full;

            (xi) any principal then due and payable on the Class E Notes (excluding Make-Whole Amounts, if any) shall be paid to the Holders of the Class E Notes until paid in full;

            (xii) any interest then due and payable on the Class F Notes (excluding Default Premium, if any) shall be paid to the Holders of the Class F Notes until paid in full; and

            (xiii) any principal then due and payable on the Class F Notes (excluding Make-Whole Amounts, if any) shall be paid to the Holders of the Class F Notes until paid in full;

            (3) any Make-Whole Amounts due and payable on any of the Notes shall be paid to the Holders thereof, in the order of priority described in clause (2) above with respect to payments of principal, until, in each case, all such Make-Whole Amounts due and payable on each Class of Notes has been paid in full except any payments of Make-Whole Amounts due and payable on the Class A-1 and Class A-2 Notes shall be paid pro rata;

            (4) any Default Premium due and payable on any of the Notes shall be paid to the Holders thereof, in the order of priority described in clause
      (2) above with respect to payments of interest, until, in each case, all such Default Premium due and payable on each Class of Notes has been paid in full; and

            (5) the balance, if any, except amounts representing unclaimed funds which shall be deposited in the Holdover Account, shall be returned to the Issuer.

      Payment on the Outstanding Notes of any Class shall be on a pro rata basis and shall be based, with respect to interest, on the relative proportions of the accrued interest on any Note of such Class to the aggregate amount of accrued interest on all Outstanding Notes of such Class and, with respect to principal, on the relative proportions of the unpaid principal amount of any Outstanding Notes of such Class to the aggregate unpaid principal amount of all Outstanding Notes of such Class and, with respect to Make-Whole Amounts or Default Premium, on the relative proportions of the amount of Make-Whole Amounts or Default Premium due and payable on any Note of such Class to the aggregate amount of Make-Whole Amounts or Default Premium due and payable on all Outstanding Notes of such Class.

      Notwithstanding the foregoing, principal and interest will be payable with respect to any Security or portion of a Security that has been defeased pursuant to the terms of this Indenture only from the proceeds of the U.S. Government Securities deposited with the Trustee in connection with such defeasance and only in the amounts that were originally scheduled to be paid on each Payment Date to and including the Scheduled Maturity Date.

      (d) Funds in the Payment Account for payments of amounts due and payable and not claimed in accordance with this Indenture on any Outstanding Note shall be deposited by the Trustee in a segregated trust account (the "Holdover Account") in the Trustee's name with the Trustee and shall be held for the account of the Holder or Holders of such Notes pursuant to Section 6.15. Upon the written request of the Issuer, the Trustee shall invest such funds pursuant to Section 6.14, but the

Trustee shall not otherwise be under any obligation to do so. Any investment income earned on amounts held in the Holdover Account shall be credited to the Holdover Account and applied pursuant to Section 6.15. The Trustee shall not be responsible for any net loss that results from such investments.

      SECTION 3.6 Registration; Paying Agent.

      (a) General. The Issuer shall cause to be kept at the Corporate Trust Office a register (the "Register"), within the meaning of Section 163(f) of the Code and any regulations thereunder, for the registration or transfer of the Notes. The Register shall be maintained by the Trustee, which is hereby appointed as "Registrar" for the purpose of registering Notes and transfers of Notes as provided herein. The name and address of the Holder of each Note, records of any transfers of the Notes and the name and address of any transferee of a Note shall be entered in the Register under such reasonable regulations as the Trustee may prescribe. There shall be no more than one Holder for each Note, including all beneficial interests therein. The Trustee may appoint one or more co-registrars, and the term "Registrar" includes any such co-registrar. The Registrar shall (i) at all reasonable times during office hours make the Register available to the Issuer or any Person authorized by the Issuer in writing for inspection and the making of copies thereof or extracts therefrom and (ii) mail a copy of the Register to the Issuer or any other such Person promptly after request therefor from the Issuer.

      Upon surrender for registration of transfer of any Note at the Corporate Trust Office, accompanied by a written instrument of transfer in the form approved by the Issuer and the Trustee (it being understood that, until notice to the contrary is given to Holders, the Issuer and the Trustee shall each be deemed to have approved the form of instrument of transfer, if any, printed on the Notes), executed by the registered owner, in Person or by such Holder's attorney thereunto duly authorized in writing, such Note shall be transferred upon the Register, and the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more newly registered Notes of any authorized denominations and of a like aggregate principal amount. Transfers and exchanges of Notes shall be subject to the restrictions set forth in this Section 3.6 and Section 3.8 and in the text of the Notes and such reasonable regulations as may be prescribed by the Issuer or Registrar. Successive registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Register.

      Any Note (subject, in the case of a Regulation S Temporary Global Note, to the requirements of Section 2.3(b)) may be exchanged for two or more Notes of any authorized denominations and of a like aggregate principal amount in accordance with the provisions of Section 3.2 hereof if the Note to be so exchanged is surrendered for cancellation at the Corporate Trust Office accompanied by the written request of the Holder thereof specifying the denominations of the new Notes to be issued in exchange therefor. New Notes, executed by the Issuer and payable to such Holder in the denominations so requested (but in denominations not less than the principal amount of $25,000, with respect to the Class A Notes, $50,000 with respect to the Class B, Class C, Class D and Class E Notes, and $100,000 with respect to the Class F Notes, and in each case integral multiples of $1 in excess thereof (or $250,000 and integral multiples of $1 in excess thereof for any Notes held by Institutional Accredited Investors), except as such amounts may be adjusted following a partial redemption and related elections under Article XI or elsewhere in this Indenture), and in an aggregate principal amount equal to the principal amount of the surrendered Notes, shall be authenticated and delivered by the Trustee to such Holder in exchange for the surrendered Note and any exchange of a Note, Global Note, Restricted Note, Restricted Global Note or Regulation S Temporary Global Note provided for in this Indenture shall only be permitted between Notes of the same Class.

      (b) In addition to the Principal Paying Agent, the Trustee may, at its discretion, appoint one or more Paying Agents and Transfer Agents, and the Paying Agent, Registrar, Transfer Agent and Authenticating Agent may be the same Person. The Trustee shall promptly notify the Issuer of the name and address of each Paying Agent appointed by it and of the country or countries in which a Paying Agent may act in that capacity, and will notify the Issuer of the resignation or termination of any Paying Agent. Subject to the provisions of this Section 3.6 and the third paragraph of Section 3.4, the Issuer may vary or terminate the appointment of any Agent at any time and from time to time upon giving notice to such Agent and to the Trustee. Each Paying Agent shall have a long-term unsecured debt rating of not less "A+" (or the equivalent) by each of the Rating Agencies (or if not so rated, subject to Rating Agency Confirmation). Each Paying Agent hereunder shall be entitled to the same protections and exculpations as are available to the Trustee under Article VI hereof.

      In respect of the Notes, the Trustee (on behalf of the Issuer) shall cause notice of any resignation, termination or appointment of any Paying Agent (including the Principal Paying Agent) or of the Trustee, and of any change in the office outside the United States through which any such Agent will act, to be given to the Holders as provided in Section 1.6 hereof.

      The Trustee shall enter into an appropriate agency agreement with any Agent not a party to this Indenture and shall provide a copy of any such agreement to the Trustee. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Trustee shall notify the Issuer of the name and address of any Agent not a party to this Indenture.

      The Issuer initially appoints the Trustee as Registrar, Principal Paying Agent, Transfer Agent and Authenticating Agent. If the Trustee resigns or is removed as Trustee hereunder, it shall resign from each of the foregoing capacities. No such resignation or removal shall preclude the Issuer from reappointing the retiring Trustee to any such capacity, provided that it satisfies the rating requirement specified in the first paragraph of this subsection, if applicable.

      SECTION 3.7 Holder Lists.

      The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Issuer or any other obligor upon the Notes shall furnish to the Trustee in writing at least four Business Days before each Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably request of the names and addresses of the Holders.

      SECTION 3.8 Transfer and Exchange.

      (a) General. At the option of each Holder but subject to the provisions of this Section 3.8, Notes of any Class may be exchanged for other Notes of that Class of any authorized denomination or denominations and of the same aggregate principal amount, upon surrender of the Notes to be exchanged at any office or agency of the Trustee appointed in or pursuant to Section 3.6 for such purpose. Subject to the terms of this Section 3.8, upon surrender for registration of transfer of any Note at any such office or agency of the Trustee, the Issuer shall prepare and the Issuer shall execute, and the Trustee or an Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations and of the same aggregate principal amount. The Trustee will, throughout the term of this Indenture, retain in its permanent records executed originals of all retired Notes delivered to it in connection with any exchanges or replacements hereunder.

      All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

      Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar (it being understood that, until notice to the contrary is given to Holders of Notes, the Issuer and the Registrar shall each be deemed to have approved the form of instrument of transfer, if any, printed on any definitive Note), duly executed by the Holder or such Holder's attorney duly authorized in writing.

      No service charge shall be made for any registration, registration of transfer or exchange of Notes, but the Issuer and the Trustee shall have the right to require payment from the Holder requesting any such registration of transfer or exchange of an amount in United States Dollars sufficient to pay or discharge any stamp duty, tax or other governmental charge or insurance charge that may be imposed in connection with such registration of transfer or exchange.

      Neither the Issuer nor the Trustee shall be required to register the transfer of, or exchange, any Note called for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

      (b) Redemption Period. Neither the Issuer nor the Trustee shall issue Notes, register the transfer of Notes or exchange Notes during a period beginning at the opening of business fifteen (15) days before any selection of Notes to be redeemed and ending on the relevant Redemption Date if the Global Note for which exchange is requested may be among those selected for redemption.

      (c) Restricted Notes. Every Restricted Note, including any Note issued upon transfer or exchange thereof, shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of such Restricted Note pursuant to Section 2.5, unless such restrictions on transfer shall be waived by the written consent of the Issuer, and the Holder of each Restricted Note, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. Whenever any Restricted Note that is a Definitive Note is presented or surrendered for registration of transfer or for exchange for a Note registered in a name other than that of the Holder, such Restricted Note must be accompanied by (x) a transferor's certificate in substantially the form set forth in Exhibit B-4 unless such transfer is to an Institutional Accredited Investor that is not a QIB or (y) in the case of a transfer to an Institutional Accredited Investor that is not a QIB, a transferee's certificate substantially in the form set forth in Exhibit F. Neither the Registrar nor any Transfer Agent shall be required to accept for such registration of transfer or exchange any Restricted Note unless such Registrar or Transfer Agent is satisfied that such transfer or exchange is being effected in compliance with the restrictions on transfer as set forth in this Indenture and in such Notes including that such transfer or exchange was effected in compliance with Section 3.8(e), (f) or (g) hereof.

      The restrictions imposed by this Section 3.8(c) and Section 2.5 upon the transferability of any particular Restricted Note shall cease and terminate when such Restricted Note has been (i) sold pursuant to an effective registration statement, (ii) transferred pursuant to Rule 144 (or any successor provision thereto), unless the transferor in such transfer is an affiliate of the Issuer within the meaning of Rule 144 (or such successor provision), or (iii) transferred pursuant to Regulation S. Any Restricted Note as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Note for exchange to the Registrar or any Transfer Agent in accordance with the provisions of this
Section 3.8 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer pursuant to Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Issuer, addressed to the Issuer and in form acceptable to the Issuer, to the effect that the transfer of such Restricted Note has been made in compliance with Rule 144 or such successor provision) be exchanged for a new Note or Notes, of like aggregate principal amount, which shall not bear the restrictive legend required by Section 2.5. The Issuer shall inform the Trustee of the effective date of any registration statement registering the Notes under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement and the Issuer shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel.

      As used in the preceding two paragraphs of this Section 3.8(c), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Note.

      (d) Transfer of Global Notes and Interests Therein. Notwithstanding any other provision of this Indenture or the Notes, transfers of a Global Note, in whole or in part, and transfers of interests therein of the kind described in clauses (iii), (iv) or (v) below, shall be made only in accordance with this
Section 3.8(d), and all transfers of an interest in a Regulation S Temporary Global Note shall comply with Sections 3.8(d)(ii), (v) and (vi) below.

            (i) General. A Global Note may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee thereof, and no such transfer to any such other Person may be registered; provided, however, that this clause (i) shall not prohibit any transfer of a Note that is issued in exchange for a Global Note but is not itself a Global Note. No transfer of a Note to any Person shall be effective under this Indenture or the Notes unless and until such Note has been registered in the name of such Person. Nothing in this Section 3.8(d)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Note effected in accordance with the other provisions of this Section 3.8(d).

            (ii) Regulation S Temporary Global Note. If the holder of a beneficial interest in a Regulation S Temporary Global Note wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Regulation S Temporary Global Note, such transfer may be effected, subject to Applicable Procedures, only in accordance with this Section 3 .8(d)(ii). Upon delivery (i) by a beneficial owner of an interest in a Regulation S Temporary Global Note to Euroclear or Clearstream, Luxembourg, as the case may be, of an Owner Securities Certification, (ii) by the proposed transferee of such beneficial interest in the Regulation S Temporary Global Note to Euroclear or Clearstream, Luxembourg, as the case may be, of a written certification (a "Transferee Securities Certification") substantially in the form of Exhibit B-3 hereto and (iii) by Euroclear or Clearstream, Luxembourg, as the case may be, to the Trustee of a Depositary Securities Certification, the Trustee may direct either Euroclear or Clearstream, Luxembourg, as the case may be, to reflect on its records the transfer of a beneficial interest in the Regulation S Temporary Global Note from the beneficial owner providing the Owner Securities Certification to the Person providing the Transferee Securities Certification.

            (iii) Restricted Global Note to Regulation S Temporary Global Note. If the holder of a beneficial interest in a Restricted Global Note wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Temporary Global Note, such transfer may be effected, subject to the rules and procedures of the Depositary, Euroclear or Clearstream, Luxembourg and the Agent Member who acts on behalf of Euroclear and Clearstream, Luxembourg, in each case to the extent applicable (the "Applicable Procedures"), only in accordance with the provisions of this Section 3.8(d)(iii). Upon receipt by (1) the Depositary of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Regulation S Temporary Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be transferred, (B) a written order from the Agent Member and/or Euroclear or Clearstream, Luxembourg, as applicable, given in accordance with the Applicable Procedures containing information regarding the Euroclear or Clearstream, Luxembourg account, as the case may be, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form of Exhibit B-5 attached hereto given by the transferor of such beneficial interest in the Restricted Global Note and (2) the Trustee, as Registrar, at its Corporate Trust Office of (A) notification from the Depositary of the transaction described in (1) above and (B) the certificate described in (1)(C) above, then the Trustee, as Registrar, shall instruct the Depositary to reduce the principal amount of a Restricted Global Note, and to increase the principal amount of a Regulation S Temporary Global Note by the principal amount of the beneficial interest in the Restricted Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the

      Agent Member for Euroclear and/or Clearstream, Luxembourg or both, as the case may be) a beneficial interest in such Regulation S Temporary Global Note having a principal amount equal to the amount by which the principal amount of the Restricted Global Note was reduced upon such transfer.

            (iv) Restricted Global Note to Unrestricted Global Note. If the holder of a beneficial interest in a Restricted Global Note wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.8(d)(iv). Upon receipt by (1) the Depositary of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in an Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any such transfer pursuant to Regulation S, the Euroclear or Clearstream, Luxembourg account for which such Agent Member's account is held) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form of Exhibit B-6 attached hereto given by the holder of such beneficial interest to be transferred and (2) the Trustee, as Registrar, at its Corporate Trust Office of (A) notification from the Depositary of the transaction described in (1) above and (B) the certificate described in (1)(C) above, the Trustee, as Registrar, shall instruct the Depositary to reduce the principal amount of a Restricted Global Note, and to increase the principal amount of an Unrestricted Global Note by the principal amount of the beneficial interest in the Restricted Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of the Restricted Global Note was reduced upon such transfer.

            (v) Regulation S Temporary Global Note or Unrestricted Global Note to Restricted Global Note. If the holder of a beneficial interest in a Regulation S Temporary Global Note on or after the termination of the Regulation S Distribution Compliance Period, or the holder of a beneficial interest in an Unrestricted Global Note at any time, wishes to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Note, such transfer may be effected only in accordance with the Applicable Procedures and this
      Section 3.8(d)(v); provided, that with respect to any transfer of a beneficial interest in a Regulation S Temporary Global Note (except a transfer pursuant to Section 3.8(d)(vii)(2)) the transferor and Euroclear or Clearstream, Luxembourg, as the case may be, also must have previously delivered the certificates described in the first paragraph of Section 2.3(b)(ii) with respect to such beneficial interest. Upon receipt by (1) the Depositary of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member, directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the

      Restricted Global Note equal to that of the beneficial interest in a Regulation S Temporary Global Note or an Unrestricted Global Note to be so transferred and (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if such account is held for Euroclear or Clearstream, Luxembourg, the Euroclear or Clearstream, Luxembourg account, as the case may be) to be debited for, such beneficial interest, and (2) the Trustee, as Registrar, at its Corporate Trust Office of notification from the Depositary of the transaction described in (1) above, the Trustee, as Registrar, shall instruct the Depositary to reduce the principal amount of such Regulation S Temporary Global Note or Unrestricted Global Note as the case may be and increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Temporary Global Note or Unrestricted Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Temporary Global Note or Unrestricted Global Note was reduced upon such transfer.

            (vi) Interests in Regulation S Temporary Global Note to be Held Through Euroclear or Clearstream, Luxembourg. Until the later of the termination of the Regulation S Distribution Compliance Period and the delivery of the certifications required by Section 2.3(b)(ii), (A) interests in any Regulation S Temporary Global Note may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream, Luxembourg, and (B) any purchaser of Notes in a sale made in reliance on Regulation S may not sell or offer to sell such Notes within the United States or to a U.S. Person or for the account or benefit of a U.S. Person within the meaning of Regulation S.

            (vii) Other Exchanges. (1) In the event that a Global Note or any portion thereof is exchanged for Notes other than Global Notes, such other Notes may in turn be exchanged (on transfer or otherwise) for Notes that are not Global Notes or for beneficial interests in a Global Note of the same Class as the definitive Note to be so exchanged (if any is then Outstanding) only in accordance with the procedures set forth in Sections 3.8(e), (f) and (g), to the extent applicable to such transfer or exchange, and such other procedures, which shall be substantially consistent with the provisions of clauses (i) through (vi) above (including the certification requirements intended to insure that transfers of beneficial interests in a Global Note comply with Rule 144A, Rule 144 or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Issuer and the Trustee; provided, that, except as permitted in paragraph (2) hereof, no beneficial interest in a Regulation S Temporary Global Note shall be exchangeable for a definitive Note until the expiration of the Regulation S Distribution Compliance Period and then only if the certifications described in Section 2.3(b)(ii) have been provided in respect of such interest.

            (2) Notwithstanding any other provision of this Section 3.8, an Initial Purchasers may exchange beneficial interests in a Regulation S Temporary Global Note held by it for one or more Restricted Notes (including an interest in a Restricted Global Note) upon delivery by such Initial Purchasers of instructions for such exchange substantially in the form of Exhibit B-7. Upon receipt of the instruction described in the preceding sentence, the Trustee shall instruct the Depositary to reduce the principal amount of a Regulation S Temporary Global Note by the principal amount of the beneficial interest in such Regulation S Temporary Global Note to be so transferred and either (A) the Trustee shall instruct the Depositary to increase the principal amount of the Restricted Global Note and credit or cause to be credited to the account of such Initial Purchasers a beneficial interest in such Restricted Global Note having a principal amount equal to the amount by which the principal amount of the Regulation S Temporary Global Note was reduced upon such transfer or (B) authenticate and deliver one or more Restricted Notes in definitive form and in the aggregate principal amount of the beneficial interest in the Regulation S Temporary Global Note to be so transferred, pursuant to the instructions described in the first sentence of this paragraph.

      (e) Transfer of Restricted Notes (Other Than a Restricted Global Note) to a Global Note. If the Holder of a Restricted Note (other than a Restricted Global Note) wishes at any time to transfer such Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Note, a Regulation S Temporary Global Note or an Unrestricted Global Note, such transfer may be effected, subject to the other provisions of this Indenture and the Applicable Procedures, only in accordance with this Section 3.8(e). Upon receipt by (1) the Depositary of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Restricted Global Note, a Regulation S Temporary Global Note or an Unrestricted Global Note, as the case may be, in a principal amount equal to the principal amount of the Restricted Note to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any transfer pursuant to Regulation S, the Euroclear and Clearstream, Luxembourg account for which such Agent Member's account is held, or if such account is held for Euroclear or Clearstream, Luxembourg, the Euroclear or Clearstream, Luxembourg account, as the case may be) to be credited with such beneficial interest and (C) an appropriately completed certificate substantially in the form of Exhibit B-4 hereto and (2) the Trustee of (A) the Restricted Note to be transferred, (B) notification from the Depositary of the transaction described in (1) above and (C) the certificate described in (l)(C) above, the Trustee shall cancel the Restricted Note and instruct the Depositary to increase the principal amount of a Restricted Global Note, Regulation S Temporary Global Note or Unrestricted Global Note, as the case may be, by the principal amount of the Restricted Note so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which, in the case of any increase in the principal amount of such Regulation S Temporary Global Note, shall be the Agent Member for Euroclear or Clearstream, Luxembourg or both, as the case may be) a corresponding principal amount of such Restricted Global Note, such Regulation S Temporary Global Note or such Unrestricted Global Note. Any transfer of a Restricted Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Note other than a Restricted Global Note may only be effected in accordance with Regulation S or Rule 144.

      (f) Global Note to Restricted Note (other than a Restricted Global Note). If a holder of a beneficial interest in a Global Note wishes at any time to exchange its interest in such Global Note for a Restricted Note (other than a Restricted Global Note), or to transfer its interest in such Global Note to a Person who is entitled to take delivery thereof in the form of a Restricted Note (other than a Restricted Global Note), such holder may, subject to the rules and procedures of Euroclear or Clearstream, Luxembourg, if applicable, and the Depository, cause the exchange of such interest for one or more Restricted Note (other than a Restricted Global
Note) of any authorized denomination or denominations and the same Class and aggregate principal balance. Upon receipt by the Trustee of (1) instructions from Euroclear or Clearstream, Luxembourg, if applicable, and the Depositary directing the Trustee to countersign and deliver one or more Restricted Notes (other than a Restricted Global Note) of the same aggregate principal balance as the beneficial interest in the Global Note to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Restricted Note (other than a Restricted Global Note) to be so issued and appropriate delivery instructions,
(2) a certificate given by the proposed transferee of such beneficial interest in the form of Exhibit C-8 hereto, (3) an Opinion of Counsel acceptable to the Trustee that such transfer is in compliance with the Securities Act, and (4) such other certifications, Opinions of Counsel or other information as the Trustee may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Trustee will instruct the Depository to reduce, or cause to be reduced, such Global Note by the aggregate principal balance of the beneficial interest therein to be exchanged and to debit, or cause to be debited, from the account of the Person making such transfer the beneficial interest in the Global Note that is being transferred, and concurrently with such reduction and debit the Trustee shall authenticate and deliver one or more Restricted Notes (other than Restricted Global Notes) of the same aggregate principal balance in accordance with the instructions referred to above.

      (g) Restricted Note (other than a Restricted Global Note). If a holder of a Restricted Note (other than a Restricted Global Note) wishes at any time to exchange such Restricted Note (other than a Restricted Global Note) for one or more Restricted Notes (other than a Restricted Global Note) of different principal amount, or if a holder of a Restricted Note (other than a Restricted Global Note) wishes at any time to transfer all or part of such Restricted Note (other than a Restricted Global Note) to a person who is required or wishes to take delivery thereof in the form of a Restricted Note (other than a Restricted Global Note), such holder may, subject to the restrictions on transfer set forth herein, in the investment representation letter executed by such transferor and in such Restricted Note (other than a Restricted Global Note), cause the exchange of all or part of such Restricted Note (other than a Restricted Global
Note) for one or more Restricted Notes (other than a Restricted Global Note) of any authorized denomination or denominations. Upon receipt by the Trustee of (1) such Restricted Note (other than a Restricted Global Note), duly endorsed as provided herein, (2) instructions from such holder directing the Trustee, to authenticate and deliver one or more Restricted Notes (other than a Restricted Global Note) of the same principal balance as the portion of the Restricted Note to be exchanged, such instructions to contain the name or authorized denomination or denominations of the Restricted Note to be so issued and appropriate delivery instructions, (3) a letter in substantially the form attached hereto as Exhibit F (each, an "Investment Representation Letter") from the Person acquiring the Restricted Note for which such interest is being exchanged, (4) an Opinion of Counsel acceptable to the Trustee, that such transfer is in compliance with the Securities Act and (5) such other certifications, Opinions of Counsel or other information as the Trustee shall reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Trustee shall cancel, or cause to be canceled, all or part of such Restricted Note, shall, if applicable, execute, authenticate and deliver to the transferor a new Restricted Note equal to the aggregate principal balance of the portion retained by such transferor and concurrently therewith, shall execute, authenticate and deliver one or more Restricted Notes of the same principal balance as the portion of the Restricted Note so canceled in accordance with the instructions referred to above.

      (h) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Register. No service charge shall be made for any registration of transfer or exchange of the Notes, but the Trustee may require payment by the applicable Holder of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge payable in connection therewith and any other amounts required to be paid by the provisions of the Notes.

      (i) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

      SECTION 3.9 Mutilated, Destroyed, Lost and Stolen Notes.

      If any mutilated Note is surrendered to the Trustee, the Issuer shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a new Note (a "New Note") of like tenor and principal amount and bearing a number not contemporaneously outstanding. Each New Note issued pursuant to this Section in exchange for, in substitution for, or in lieu of a Predecessor Note shall be dated the date of, and be in the form of, such Predecessor Note.

      If there shall be delivered to the Issuer and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by each of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a New Note of like tenor and principal amount and bearing a number not contemporaneously outstanding. In every case of mutilation or defacement, the applicant shall surrender to the Trustee the Note so mutilated or defaced. Upon the issuance of any substitute Note, the Issuer may require the payment by the applicant of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed or incurred in relation thereto and any other expenses connected therewith.

      Every New Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer evidencing the same debt as the Predecessor Note, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone having rights in such New


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

Note thereunder and hereunder, and any such New Note shall be entitled to all the benefits of this Indenture and of the other Security Documents to the same extent as such Predecessor Note.

      All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes or negotiable instruments without their surrender.

      SECTION 3.10 Interest.

      (a) Each Note shall bear interest from and including its date of issuance to but excluding the date on which the principal balance of such Note is repaid in full. Such interest shall accrue during each Interest Period and be payable by the Issuer in arrears for such Interest Period on the related Payment Date and upon the redemption or maturity thereof. Interest on each Note shall cease to accrue from Maturity, except to the extent that funds are not available in the Payment Account to repay such Note in full (taking into account the priority of application of funds provided herein) at Maturity.

      (b) (i) For the period from the initial issuance of the Notes to, but not including, the Maturity Date, or earlier redemption, the per annum interest rate for each Interest Period applicable each Class of the Notes shall be (each, the "Security Interest Rate"):

                 Class                                    Security Interest Rate
                 -----                                    ----------------------
            Class A-1 Notes                                       7.514%
            Class A-2 Notes                                       7.737%
             Class B Notes                                        7.882%
             Class C Notes                                        8.095%
             Class D Notes                                        8.191%
             Class E Notes                                        8.457%
             Class F Notes                                        8.809%

      (ii) Interest on each Note shall be payable, from the Closing Date to, but not including the date the principal amount of such Note is paid in full. Interest on each Note shall be payable monthly on each Payment Date commencing on the Payment Date occurring in March, 2000 or, during the continuance of an Event of Default, at the time provided in Section 5.6. Interest on the Notes shall be computed based on a 360-day year consisting of twelve 30-day months.

      SECTION 3.11 Principal; Payment of Principal and Interest.

      (a) (i) On each Payment Date commencing with the Payment Date occurring in April, 2000, the Issuer shall pay the Principal Installment Amount due on such Payment Date subject to adjustment pursuant to Section 3.11(a)(ii) and Section 4.3(b) below. All payments of Principal Installment Amounts shall be applied first, to the Class A-1 Notes until the Class A-1 Notes have been repaid in full; second to the Class A-2 Notes until the Class A-2 Notes have been repaid in full; third to the Class B Notes until the Class B Notes have been repaid in full; fourth to the Class C Notes until the Class C Notes have been repaid in full; fifth to the Class D Notes until the Class D Notes have been repaid in full; sixth to the Class E Notes until the Class E Notes have been repaid in full; and seventh to the Class F Notes until the Class F Notes have been repaid in full, provided during the continuance of an Event of Default payments of Principal Installment Amounts on the Class A-1 and Class A-2 Notes shall be made pro rata.

      (ii) If at any time, and from time to time, any portion of the Notes are redeemed pursuant to Article XI hereof then the Principal Installment Amounts (and Exhibit H hereto) shall be adjusted by the Servicer as follows:

      (A) If no portion of the Notes have been defeased prior to such redemption, then an adjustment shall be made such that the Principal Installment Amounts will equal the amounts necessary to fully amortize the principal balance of all Outstanding Notes (after giving effect to such redemption) over the remaining term of the original 30 year amortization schedule and assuming an interest rate equal to the then current (after giving effect to such redemption) weighted average interest rate on the Notes; or

      (B) If a portion of the Notes have been defeased prior to such redemption, then an adjustment shall be made to the Undefeased Amortization Schedule (as defined in Section 4.3(b)) only, such that the Principal Installment Amounts on the Undefeased Amortization Schedule will equal the amounts necessary to fully amortized the principal balance of all undefeased Outstanding Notes (after giving effect to such redemption) over the remaining term of the original 30 year amortization schedule and assuming an interest rate equal to the then current (after giving effect to such redemption and excluding any defeased portion of the Notes) weighted average interest rate on the undefeased Notes.

      (iii) If at any time, and from time to time, any portion of the Notes are defeased pursuant to Section 4.3 hereof, then the Principal Installment Amounts (see Exhibit H hereto) shall be adjusted by the Servicer as provided in Section 4.3(b) hereof.

      (iv) The Issuer hereby authorizes and directs the Trustee to make or cause to be made payment, from funds available in the Payment Account and any other funds made available to the Trustee for such purpose, of the principal of and any interest on the Notes as set forth in this Indenture.

      (b) Subject to the provisions set forth below with respect to Default Premium, any interest and Principal Installment Amounts on the Notes shall be paid on each Payment Date to the Person who was the Holder thereof at the close of business on the Regular Record Date for such Payment

Date; provided, however, that interest payable at Maturity of the Notes shall be payable to the Person to whom principal shall be payable. Payments of principal of the Notes (other than Principal Installment Amounts) shall be payable at Maturity against surrender thereof at the Corporate Trust Office and at the offices of such other Paying Agents as the Trustee shall have appointed pursuant to Section 3.6(b).

      (c) So long as the Notes are held through the Depositary's book-entry system, payments of interest and principal on the Notes will be made, subject to applicable laws and regulations, by wire transfer from the Trustee to the Depositary and will be forwarded to beneficial owners in accordance with the payment procedures of the Depositary and the Agent Members thereof. If any Note is not held through the Depositary, payments of principal (other than Principal Installment Amounts) with respect to the Notes shall be made at Maturity upon surrender of such Notes and payments of any interest or Principal Installment Amounts on such Notes shall be made on the applicable Payment Date, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the Person entitled thereto at such Person's address appearing on the Register, or, in the case of payments of principal at Maturity, to such other address as the Holder shall provide in writing at the time of such surrender (or, in the case of a Holder that provides the Trustee with wire instructions and complies with any other reasonable requirements of the Principal Paying Agent, by wire transfer to such account as such Holder shall designate by written instruction received by the Principal Paying Agent not less than five (5) Business Days prior to the Regular Record Date).

      (d) If (i) prior to the Maturity Date, for any reason, interest or scheduled principal amortization on any Note is not provided for (including by deposit in the Collection Account) by the Issuer on or prior to 11:00 a.m. (New York time) on the date which is two (2) Business Days prior to the Payment Date on which such interest or scheduled principal amortization is due, (ii) on the date that is two (2) Business Days prior to the Maturity Date, the principal of any Note is not provided for (including by deposit in the Collection Account) by the Issuer on or prior to 11:00 a.m. (New York time) on such date or (iii) on the date that is two (2) Business Days prior to any Redemption Date, the principal of all Notes to be redeemed on such Redemption Date is not provided for (including by deposit in the Collection Account) by the Issuer on or prior to 11:00 a.m. (New York time) on such date, the Issuer will be required to pay default interest at a per annum rate equal to the greater of (A) the Security Interest Rate applicable thereto plus 3% or (B) the Advance Interest Rate (such greater rate, the "Default Rate") for every day that such nonpayment continues until the Issuer has paid all such amounts and any other amounts then due and payable under this Indenture and the other Security Documents. The excess of the Default Rate over the Security Interest Rate is the "Default Premium." Default Premium will be applied to fund interest at the Advance Interest Rate on any Advances made by the Servicer or Special Servicer (or the Trustee or Fiscal Agent, as applicable), in accordance with Section 5.6 and the excess, if any, of the Default Premium paid over interest on Advances at the Advance Interest Rate, will be remitted to the Default Premium Reserve Account maintained by the Servicer pursuant to the terms and provisions of the Cash Management Agreement; provided, however, that payments of any Default Premium to Holders will be subordinate to payments of principal and interest and certain other items as set forth in Section 5.6. If the Issuer defaults in the timely payment of interest or scheduled principal amortization on any Notes as provided in the first sentence of this section and the Servicer (or the Trustee or the Fiscal Agent, as applicable) is not required to make, or defaults in its obligation to make, an Interest Advance, the Holders of such Notes will be entitled to receive 100% of the Default Premium payable by the Issuer in respect of such default, which amounts shall be payable as provided in Section 5.6; provided, however, that payments of any such Default Premium to Holders will be subordinate to payments of principal and interest and certain other items as set forth in Section 5.6.

      If any principal or interest due under the Notes is not paid by the Issuer on the day it is due, the Issuer shall pay a late payment charge in an amount equal to the lesser of 3% of such unpaid sum or the maximum amount permitted by applicable law.

      All such late payment charges shall be retained by the Servicer as additional Servicing compensation.

      (e) At the Maturity Date of the Notes, the Trustee shall pay the principal amount of each Note, and any unpaid interest thereon in immediately available funds from funds in the Payment Account as promptly as possible after presentation to the Trustee of such Note but shall initiate such payment no later than 3:00 p.m. (New York time) on the day of such presentation, provided that such presentation has been made no later than 11:00 a.m. (New York time). If presentation is made after 11:00 a.m. (New York time) on any day, such presentation shall be deemed to have been made not later than 11:00 a.m. (New York time) on the immediately succeeding Business Day.

      (f) In the event that a Note is not presented for payment by 11:00 a.m. (New York time) on the Maturity Date, the Trustee shall transfer any principal thereof and interest thereon to the Holdover Account. If the Holder of such Note shall present such Note to the Trustee within two (2) years after the Maturity Date, the Trustee shall pay such Note from funds in the Holdover Account. In no event (other than following a default by the Issuer) shall such Note earn interest after the Maturity Date. If such Note is not presented for payment within two (2) years after the Maturity Date, the Trustee shall not honor a demand for payment of such Note and the Trustee shall act in accordance with
Section 6.15 in respect of the unclaimed funds in the Holdover Account in respect of such Note.

      (g) If at 4:00 p.m. (New York time) of any day beginning on the Maturity Date, any funds remaining in the Payment Account after (i) the payment of each Note which is presented by 11:00 a.m. (New York time) for payment on such date and (ii) the transfer of funds to the Holdover Account pursuant to Section 3.11(f) for each Note which is not presented for payment on such date (or is presented after 11:00 a.m. (New York time) on such date), then such remaining funds shall be transferred by the Trustee to the Issuer in accordance with written wire transfer instructions given by the Issuer to the Trustee.

      SECTION 3.12 Interest on New Notes.


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

      Interest shall be deemed to have been paid on each New Note issued pursuant to Section 3.9 hereof in exchange for, in substitution for, or in lieu of a Predecessor Note to the date to which interest was paid on such Predecessor Note.

      SECTION 3.13 Cancellation.

      (a) All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee.

      (b) No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 3.13, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be retained by the Trustee in accordance with Section 3.8(a).

      SECTION 3.14 Information.

      For so long as any of the Notes remain Outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer will, during any period in which the Issuer is neither subject to Section 13 or 15(d) under the Exchange Act nor exempt from reporting under the Exchange Act pursuant to Rule 12g3-2(b) thereunder, make available to any Holder of a Restricted Note or any owner of a beneficial interest in a Restricted Global Note, to a prospective purchaser of such Note or beneficial interest therein who is a QIB, or to the Trustee for delivery to such Holder or beneficial owner or prospective purchaser, as the case may be, in connection with any sale thereof, in each case at a Holder's or the Trustee's written request to the Issuer, the Rule 144A Information; provided, that the Issuer shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a "U.S. person" within the meaning of Regulation S if such Note may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto).

      SECTION 3.15 Paying Agent to Hold Money in Trust.

      The Trustee shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders and the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Notes, and will notify the Trustee of any Event of Default by the Issuer or any other obligor upon the Notes in making any such payment or in depositing the funds to make such payment with the Paying Agent. While any such Event of Default continues, the Trustee may require a Paying Agent to pay all money and other property, if any, held by it to the Trustee.


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

                                   ARTICLE IV

                  RELEASE OF MORTGAGED PROPERTIES; SATISFACTION
                           AND DISCHARGE OF INDENTURE

      SECTION 4.1 Release.

      Upon the release of any Mortgaged Property from the lien of the Mortgage or any portion of the other Collateral from the lien and security interest of this Indenture, the Mortgage or any other Security Document in accordance with the relevant provisions hereof and thereof, the Trustee and the Servicer (if applicable) shall execute such instruments as may be reasonably requested and presented by the Issuer to effect and/or acknowledge such release which shall be at the expense of the Issuer. The above-referenced instruments may include, at the Issuer's election, (i) one or more amendments and/or restatements of the Mortgage, the Mortgage Notes, the Assignment of Leases and/or any other Security Document (in each case, without any representation or warranty by or recourse to the Trustee or the Servicer) as may be appropriate to separate the liens created thereby against the Mortgaged Property to be released (as used herein, the "Release Property") from the liens encumbering the remaining Mortgaged Properties and, thereafter, one or more assignments of the resulting Security Documents relating to the Release Property to any designee or nominee of the Issuer and the Property Owners and (ii) such uniform commercial code financing statements, each in customary form and as may be mutually agreed upon by the Issuer and the Trustee; provided, however, that neither the Trustee nor the Servicer shall be required to take any action or execute any instruments pursuant to the foregoing unless such entity is satisfied, in its reasonable judgment, that such action or instrument will not compromise in any way the validity or enforceability of the lien of any Security Document with respect to any of the Mortgaged Properties that are not Release Property. Concurrently with any release transaction contemplated hereby or by the Mortgage, the Trustee and Servicer shall return to the Issuer the duplicate originals of any amendment or restatement of any collateral agreement to which it is a party which relates solely to the Release Property and in which the Trustee or Servicer, as applicable, will no longer have any interest after such release.

      SECTION 4.2 Satisfaction and Discharge of Indenture.

      This Indenture shall cease to be of further effect (except as to any surviving rights of transfer or exchange of Notes herein expressly provided for and except in the case of clause (1)(b) below, for the rights of the Holders of the Notes hereunder to receive payment of the principal of and interest on the Notes, and any other rights of the Holders of the Notes hereunder with respect to amounts deposited with the Trustee), and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture and release of the Collateral to the Issuer, when

      (1) either


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

            (a) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.9 and (ii) Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Trustee and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 6.15) have been delivered to the Trustee for cancellation; or

            (b) all such Notes not theretofore delivered to the Trustee for cancellation

                  (i) have become due and payable, or

                  (ii) will become due and payable at their Maturity Date within one (1) year, or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer,

and, in the case of (i), (ii) or (iii) above, the Issuer has deposited or caused to be deposited with or delivered to the Trustee as trust funds in trust for these purposes Cash and Eligible Investments with Collateral Value sufficient, without consideration of any reinvestment of interest therefrom, to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and any interest to the date of such deposit (in the case of Notes that have become due and payable) or to the Maturity Date or Redemption Date, as the case may be; provided, however, that, in the case of (ii) or (iii) above with respect to Notes that are not yet due and payable, the Issuer shall direct by Issuer Order how any Cash received pursuant to this Section 4.2 will be invested and no satisfaction and discharge will be permitted unless the Issuer delivers to the Trustee an Opinion of Counsel addressed to the Issuer and the Trustee from counsel experienced in federal income tax matters to the effect that, based on such stipulations of the Issuer, any action taken pursuant to this Section 4.2 will not be treated as an exchange pursuant to Section 1001 of the Code; provided, further, however, that such Opinion of Counsel shall not be required if both the satisfaction and discharge of this Indenture, on the one hand, and the Maturity Date or Redemption Date of the Notes, on the other hand, will occur in the same calendar year;

      (2) the Issuer has paid or caused to be paid all other sums payable hereunder and under the other Security Documents by the Issuer to the Trustee, and each of the Holders; and

      (3) the Issuer has delivered to the Trustee an Officer's Certificate stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Notwithstanding the foregoing, but subject to the provisions of Section
1.12 and Section 1.14 hereof, the Issuer's obligations under this Indenture and in respect of the Notes shall survive the discharge of this Indenture if and to the extent that any payment of any amount paid by the Issuer to the Trustee or any Holder is avoided as a preferential transfer or otherwise rescinded or required to be restored under applicable law. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer, the Servicer, the Special Servicer or the Holders or Directing Holders, as applicable, to satisfy indemnification obligations under any provision of this Indenture, and the obligation of the Trustee to the Holders of Notes under Section 6.15 hereof shall survive.

      SECTION 4.3 Defeasance of Notes.

      (a) In connection with the prepayment in full by the Property Owners of the then outstanding aggregate principal balance of the Mortgage Notes prior to the date that is ninety (90) days prior to the Scheduled Maturity Date (other than pursuant to Section 15, 16 or 45 of the Mortgage), provided no Event of Default shall have occurred and remains uncured, and in order to obtain a release of the Lien of the Mortgage encumbering all of the Mortgaged Properties (a "Total Defeasance") the Issuer shall provide (or cause the Property Owners to provide) the following:

            (i) to the Servicer, at least fifteen (15) days prior written notice specifying a date (the "Defeasance Date") on which the Issuer shall have satisfied the conditions in this Section 4.3(a) and on which it shall effect the defeasance; provided, however, that the Issuer shall provide to the Servicer a non-binding notice of the Issuer's intent to defease the Notes at least 30 days prior to the projected date of defeasance;

            (ii) on or prior to the Defeasance Date the Issuer shall pay into the Collection Account (A) all accrued and unpaid interest on the principal balance of the Notes (other than any previously defeased Notes) to and including the Defeasance Date (or, if the Defeasance Date is not a Payment Date, to but excluding the next succeeding Payment Date) and (B) all other sums then due under the Notes, this Indenture and the other Indenture Security Documents;

            (iii) The Issuer shall deposit the Total Defeasance Collateral into the Defeasance Collateral Account and otherwise comply with the provisions of Sections 4.3(c) and 4.3(d) hereof;

            (iv) The Issuer shall execute and deliver to the Trustee a Security Agreement in respect of the Defeasance Collateral Account and the Total Defeasance Collateral;

            (v) The Issuer shall deliver to the Trustee an opinion of counsel for the Issuer that would be satisfactory to a prudent lender (with customary exceptions and assumptions) opining that (A) the Trustee has a legal and valid perfected first priority security interest in the Defeasance Collateral Account and the Total Defeasance Collateral, (B) the defeasance does not constitute an exchange pursuant to Section 1001 of the Code, (C) a defeasance pursuant to this
Section 4.3(a) will not adversely effect the status of the Notes as indebtedness for federal income tax purposes, (D) delivery of the Total Defeasance Collateral and the grant of a security interest therein to the Trustee shall not constitute an avoidable preference under Section 547 of the Bankruptcy Code or applicable state law (counsel may rely on the fact that the appraised values of the Mortgaged Properties being released are equal to or greater than the value of the Total Defeasance Collateral) and (E) if there is a Separate Issuer, a non-consolidation opinion with respect to the Separate Issuer;

            (vi) Issuer shall deliver to the Trustee a Rating Agency Confirmation with respect to the Total Defeasance;

            (vii) The Issuer shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 4.3(a) have been satisfied;

            (viii) The Issuer shall deliver to the Trustee and the Servicer a certificate of the Issuer's nationally recognized independent certified public accountant (which certificate may be conclusively relied upon by the Trustee and the Servicer absent manifest error) certifying that the Total Defeasance Collateral will have a Collateral Value and will generate monthly amounts equal to or greater than the Scheduled Defeasance Payments; and

            (ix) The Issuer shall pay all costs and expenses of the Trustee and the Servicer incurred in connection with the defeasance, including their reasonable attorneys' fees and expenses and Rating Agency fees and expenses.

            If the requirements of this Section 4.3(a) have been satisfied, all of the Mortgaged Properties shall be released from the Lien of the Mortgage and any other Security Documents, the Total Defeasance Collateral, pledged pursuant to the Security Agreement, shall be the sole source of collateral securing the Notes, and the Issuer shall be released from its obligations under the Notes and the other Security Documents (except with respect to obligations that specifically survive the repayment of the Loan) upon the assumption of the Issuer's obligations by a Separate Issuer. In connection with the release of the Liens, the Issuer shall submit to the Servicer, not less than fifteen (15) days prior to the Defeasance Date, a release of Lien (and related Security Documents) for execution by the Trustee. Such release shall be in a form appropriate in each jurisdiction in which a Mortgaged Property is located and that would be satisfactory to a prudent lender. In addition, the Issuer shall provide all other documentation the Servicer reasonably requires to be delivered by the Issuer or the Property Owners in connection with such release together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, and (ii) will effect such release in accordance with the terms of this Agreement. The Issuer shall pay all costs, taxes and expenses associated with the release of the Lien of the Mortgage, including the Servicer's and Trustee's reasonable attorneys' fees.

      (b) In connection with the prepayment by the Property Owners of a portion of the then outstanding principal balance of the Mortgage Notes prior to the date that is ninety (90) days prior to the Scheduled Maturity Date (other than pursuant to Section 15, 16 or 45 of the Mortgage), provided no Event of Default shall have occurred and remain uncured (unless the release of the Release Property will cure such Event of Default), and in order to obtain a release of the Lien of the Mortgage encumbering one or more (but not all) Mortgaged Properties (a "Partial Defeasance") the Issuer shall provide (or cause the Property Owners to provide) the following:

            (i) to the Servicer, fifteen (15) days prior written notice specifying (A) a date (the "Partial Defeasance Date") on which the Issuer shall have satisfied the conditions in this Section 4.3(b) and shall effect the defeasance; provided, however, that the Issuer shall provide to the Servicer a non-binding notice of the Issuer's intent to defease the Notes at least 30 days prior to the projected date of defeasance and (B) the Mortgaged Property or Properties proposed to be released from the Lien of the Mortgage (individually a "Release Property" and collectively the "Released Properties");

            (ii) on or prior to the Partial Defeasance Date the Issuer shall pay into the Collection Account (A) all accrued and unpaid interest on the principal balance of the portion of the Notes to be defeased to and including the Partial Defeasance Date (or if the Partial Defeasance Date is not a Payment Date to but excluding the next succeeding Payment Date) and (B) all other sums then due under the Notes, this Indenture, and the other Indenture Security Documents;

            (iii) the Issuer shall deposit the Partial Defeasance Collateral into the Defeasance Collateral Account and otherwise comply with the provisions of Sections 4.3(c) and 4.3(d);

            (iv) the Issuer shall execute and deliver to the Trustee a Security Agreement in respect of the Defeasance Collateral Account and the Partial Defeasance Collateral;

            (v) Immediately after giving effect to the release of the Lien of the Mortgages encumbering the Release Property or Properties the Debt Service Coverage Ratio is not less than the greater of (A) the Debt Service Coverage Ratio as of the most recent Debt Service Coverage Ratio Calculation Date immediately preceding such release, and (B) 1.56:1;

            (vi) the Issuer shall have delivered to the Servicer and the Rating Agencies shall have received from the Issuer with respect to the matters referred to in clause (v), (A) statements of the Net Cash Flow and Debt Service (both on a consolidated basis and separately for the Release Property or Properties) for the applicable measuring period, (B) based on the foregoing statements of Net Cash Flow and Debt Service, calculations of the Debt Service Coverage Ratio after giving effect to the proposed release and (C) a calculation of the Debt Service Coverage Ratio referred to in such clause (v), accompanied by an Officer's Certificate stating that such statements, calculations and information are true, correct and complete in all material respects;

            (vii) the Issuer shall deliver to the Trustee an opinion of counsel for Issuer that would be reasonably satisfactory to a prudent lender (with customary exceptions and assumptions) opining, among other things, that (A) the Trustee has a legal and valid perfected security interest in the Defeasance Collateral Account and the Partial Defeasance Collateral, (B) the defeasance does not constitute an exchange pursuant to Section 1001 of the Code (C) a defeasance pursuant to this Section 4.3(b) will not adversely effect the status of the Notes as indebtedness for federal income tax purposes, (D) delivery of the Partial Defeasance Collateral and the grant of a security interest therein to the Trustee shall not constitute an avoidable preference under Section 547 of the Bankruptcy Code or applicable state law (counsel may rely on the fact that the appraised values of the Release Properties are equal to or greater than the value of the Partial Defeasance Collateral) and (E) if there is a Separate Issuer, a non-consolidation opinion with respect to the Separate Issuer;

            (viii) the Issuer shall deliver to the Trustee a Rating Agency Confirmation with respect to the Partial Defeasance;


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

            (ix) the Issuer shall deliver to the Trustee and the Servicer a certificate of the Issuer's nationally recognized independent certified public accountants (which certificate may be conclusively relied upon by the Trustee and the Servicer absent manifest error) certifying that the Partial Defeasance Collateral will have a Collateral Value and will generate monthly amounts equal to or greater than the Scheduled Defeasance Payments;

            (x) the Issuer shall deliver to the Servicer an Officer's Certificate certifying that the requirements set forth in this Section 4.3(b) have been satisfied; and

            (xi) the Issuer shall pay all costs and expenses of the Trustee and the Servicer incurred in connection with the defeasance, including their reasonable attorneys' fees and expenses and Rating Agency expenses.

                  If the Issuer has elected to make a Partial Defeasance and the requirements of this Section 4.3(b) have been satisfied, the Release Property or Release Properties shall be released from the Lien of their Mortgage. The Issuer shall be released from its obligations under the Loan (except with respect to obligations that specifically survive the repayment of the Loan) upon the assumption of such obligations by a Separate Issuer. In connection with the release of the Lien, the Issuer shall submit to the Servicer, not less than fifteen (15) days prior to the Partial Defeasance Date, a release of Lien (and related Security Documents) for execution by the Trustee. Such release shall be in a form appropriate in the jurisdiction in which such Property is located and that would be satisfactory to a prudent lender. In addition, the Issuer shall provide all other documentation the Servicer reasonably requires to be delivered by the Issuer in connection with such release, together with an Officer's Certificate certifying that such documentation (I) is in compliance with all Legal Requirements, and (ii) will effect such releases in accordance with the terms of this Agreement. The Issuer shall pay all costs, taxes and expenses associated with the release of the Lien of the Mortgage, including the Trustee's and the Servicer's reasonable attorneys' fees. The Issuer shall cause title to the Mortgaged Property so released from the Lien of the Mortgage to be transferred to and held by a Person other than a Property Owner or shall cause the relevant Property Owner to no longer be owned by the Issuer.

      In connection with a Partial Defeasance (the "Current Defeasance"), the Principal Installment Amounts shall be split into two separate schedules and Exhibit H shall be so revised. One schedule will be based on the principal amount of the Notes that are being Partially Defeased (the "Defeased Amortization Schedule") and the other schedule will be based on the principal amount of the undefeased portion of the Notes (the "Undefeased Amortization Schedule"). In connection with any subsequent Partial Defeasance, the Undefeased Amortization Schedule shall be split in the manner described below. The Principal Installment Amounts set forth on the Defeased Amortization Schedule shall equal the original Principal Installment Amounts set forth on Exhibit H (or if a prior defeasance has occurred, the Principal Installment Amounts on the current Undefeased Amortization Schedule) multiplied by a fraction, the numerator of which is the aggregate principal amount of Notes being defeased in the Current Defeasance (if any) and the denominator of which is $61,746,707.91 minus the aggregate principal amount that have been defeased prior to the Current Defeasance (but excluding any Notes that are to be defeased in connection with the Current


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

Defeasance). The Principal Installment Amounts set forth on the Undefeased Amortization Schedule shall equal the original Principal Installment Amounts set forth on Exhibit H (or, if a prior defeasance has occurred, the Principal Installment Amounts on the current Undefeased Amortization Schedule) multiplied by a fraction, the numerator of which is $61,746,707.91 minus the aggregate principal amount of Notes that have been defeased (after giving effect to the Current Defeasance), and the denominator of which is $61,746,707.91 minus the aggregate principal amount of Notes that have been defeased prior to the Current Defeasance (but excluding any Notes that are to be defeased in connection with the Current Defeasance). The Payment Date for the Principal Installment Amounts shall not be revised pursuant to this paragraph. In calculating the Scheduled Defeasance Payments for a Partial Defeasance, scheduled amortization will be based upon the Defeased Amortization Schedule created in connection with such Partial Defeasance.

      Any Partial Defeasance of the Notes shall be applied in the following order of priority: first, to the Class A-1 Notes until the Class A-1 Notes have been defeased or redeemed in full; second to the Class A-2 Notes until the Class A-2 Notes have been defeased or redeemed in full; third to the Class B Notes until the Class B Notes have been defeased or redeemed in full; fourth to the Class C Notes until the Class C Notes have been defeased or redeemed in full; fifth to the Class D Notes until the Class D Notes have been defeased or redeemed in full; sixth to the Class E Notes until the Class E Notes have been defeased or redeemed in full; and seventh to the Class F Notes until the Class F Notes have been defeased or redeemed in full. In calculating the Scheduled Defeasance Payments for a Partial Defeasance interest payments will be based on the Security Interest Rate for the Class of Note to which the Partial Defeasance is applied.

      (c) On or before the date on which the Issuer delivers the Total Defeasance Collateral or Partial Defeasance Collateral, the Issuer or a Separate Issuer shall open at any Eligible Institution the defeasance collateral account (the "Defeasance Collateral Account") which shall at all times be an Eligible Account. The Defeasance Collateral Account shall contain only (i) Total Defeasance Collateral or Partial Defeasance Collateral, as applicable, and (ii) cash from interest and principal paid on the Total Defeasance Collateral or Partial Defeasance Collateral. All cash from interest and principal payments paid on the Total Defeasance Collateral or Partial Defeasance Collateral shall be paid over to the Collection Account two Business Days immediately preceding each Payment Date for deposit into the Payment Account on the Business Day immediately preceding each Payment Date and applied first to accrued and unpaid interest and then to principal with respect to the defeased portion of the Notes. Any cash from interest and principal paid on the Total Defeasance Collateral or Partial Defeasance Collateral not needed to pay accrued and unpaid interest or principal (or Trustee or Servicer fees) shall be retained in the Defeasance Collateral Account as additional collateral for the Loan. The Issuer shall cause the Eligible Institution at which the Total Defeasance Collateral and Partial Defeasance Collateral are deposited to enter an agreement with the Issuer and Trustee, satisfactory to the Trustee in its sole discretion, pursuant to which such Eligible Institution shall agree to hold and distribute the Total Defeasance Collateral or Partial Defeasance Collateral, as applicable, in accordance with this Indenture. The Issuer or the Separate Issuer, as applicable, shall be the owner of the Defeasance Collateral Account and shall report all income accrued on the Total Defeasance Collateral and Partial Defeasance Collateral for federal, state and local income tax purposes in its income tax return. The Issuer shall prepay all costs and expenses


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

associated with opening and maintain the Defeasance Collateral Account. Neither the Trustee nor the Servicer shall in any way be liable by reason of any insufficiency in the Defeasance Collateral Account.

      (d) In connection with a Total Defeasance or Partial Defeasance under this
Section 4.3, the Issuer may establish or designate a successor entity (the "Separate Issuer") which shall be a single purpose bankruptcy remote entity that is not directly or indirectly owned by the Issuer, provided, however, the Separate Issuer may be directly or indirectly owned by Vornado and/or VRLP. The Issuer may transfer and assign all obligations, rights and duties under and to the defeased portion of the Notes, together with the Total Defeasance Collateral or the Partial Defeasance Collateral, as applicable, to such Separate Issuer. Such Separate Issuer shall assume the obligations under the defeased portion of the Notes and the Security Agreement and the Issuer shall be relieved of its obligations under such documents. The Issuer shall pay $1,000 to any such Separate Issuer as consideration for assuming the obligations under the defeased portion of the Notes and the Security Agreement.

      SECTION 4.4 Application of Trust Money.

      Subject to Section 4.6, the Trustee shall hold in trust Cash or Eligible Investments deposited with it pursuant to Section 4.2 or Section 4.3 of this Indenture, as the case may be, and shall apply the deposited Cash and the money from Eligible Investments in accordance with this Indenture to the payment either directly or through any Paying Agent as the Trustee may determine, to Persons entitled thereto, of principal of and interest on the Notes.

      SECTION 4.5 Repayment to Issuer.

      Subject to the other provisions of this Indenture and any other applicable Security Documents, the Trustee shall promptly pay to the Issuer upon written request any excess money held by it in the Payment Account or any other account established by the Trustee in furtherance of its rights or obligations under this Indenture of any other Security Document (exclusive of money to be held by the Trustee pursuant to Section 6.15) at any time and thereupon shall be relieved from all liability with respect to such money.

      SECTION 4.6 Reinstatement.

      If the Trustee is unable to apply any Cash or Eligible Investments in accordance with Section 4.2 or Section 4.3 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.2 or Section 4.3 until such time as the Trustee has received the final order or decree of such court or governmental authority permitting it to apply all such Cash or Eligible Investments in accordance with Section 4.2 or Section 4.3, as applicable; provided that, if the Issuer has made any payment of principal of or interest on any Notes because of the reinstatement of its obligations, the Issuer shall be subrogated


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

to the rights of the Holders of the Notes to receive such payment from the Cash or Eligible Investment held by the Trustee.

                                    ARTICLE V

                                    REMEDIES

      SECTION 5.1 Events of Default.

      "Event of Default", wherever used herein with respect to Notes, means the occurrence of any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (1) a default in the regularly scheduled payment of any principal or interest required to be paid to the Trustee (or the Servicer on behalf of the Trustee) for the benefit of the Holders of any of the Notes (including the Certificate Trustee as holder of the Class A-1 and Class A-2 Notes) by 11:00 a.m., New York time, on the second Business Day immediately preceding any Payment Date or failure by the Issuer to make deposits into the Collection Account for further deposit into the Reserve Accounts as required under the Cash Management Agreement or the Indenture; or

      (2) a default in the payment of the principal of any Note at maturity (whether, at the Maturity Date, by acceleration, call for redemption or otherwise); or

      (3) a default in the performance of any material covenant, or breach of any material representation or warranty, of the Issuer in this Indenture or in any certificate delivered pursuant to this Indenture (other than a material covenant, representation or warranty a default in whose performance or whose breach is elsewhere in this Section 5.1 specifically dealt with), and continuance of such default or breach for a period of thirty (30) days after there has been given, by registered or certified mail, to the Issuer by the Trustee (or the Servicer on the Trustee's behalf) a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under this Indenture; provided that in the case of any such failure that is susceptible of cure but that cannot with diligence be cured within such thirty (30) day period, if the Issuer shall have promptly commenced to cure the same within such thirty (30) day period (as shall be evidenced by an Officer's Certificate of the Issuer delivered to the Trustee and the Servicer) and shall thereafter prosecute the curing thereof with diligence, the period within which such failure may be cured shall be extended for such further period as shall be reasonably necessary for the curing thereof, although such extended period shall not exceed 180 days; or

      (4) the entry by a court having jurisdiction over the Issuer of (A) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law or (B) a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, rehabilitation, arrangement, adjustment or composition of or in respect of the Issuer


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

under any applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs and such decree or order remains undismissed for a period of 60 days; or

      (5) the commencement by the Issuer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy or similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of action by the Issuer in furtherance of any such action; or

      (6) an "Event of Default" as defined in the Mortgage or in any of the other Security Documents shall have occurred and be continuing beyond any applicable grace period.

      SECTION 5.2 Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default occurs and is continuing, then in every such case the Special Servicer may to the extent consistent with the Servicing Standards (subject to the rights of the Directing Holders set forth in Section 5.12(a)) and at the direction of the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes (subject to the rights of the Directing Holders set forth in Section 5.12(a)) shall, by a notice in writing to the Issuer and the Trustee, declare the sum of (i) the principal amount of all Outstanding Notes and Mortgage Notes and (ii) any other amounts, including but not limited to, accrued interest payable to the Holders under the Notes, to the extent such amounts are permitted by law to be paid, to be due and payable immediately, and upon any such declaration such amounts shall become immediately due and payable.

      At any time after such an automatic acceleration or a declaration of acceleration of the Notes and Mortgage Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee or the Servicer as hereinafter provided in this Article, and subject to (i) the rights of the Directing Holders set forth in Section 5.12(a) and (ii) the Servicer's and Special Servicer's obligation to act in accordance with the Servicing Standards, the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes by written notice to the Issuer, the Trustee, the Servicer and the Special Servicer, may rescind and annul such declaration and its consequences if

      (1) the Issuer has paid or caused to be deposited with the Trustee (or the Servicer or Special Servicer on the Trustee's behalf) a sum sufficient to pay:


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

            (a) all interest due and payable on all Outstanding Notes,

            (b) the principal of any Outstanding Notes that have become due, if any, otherwise than by such declaration of acceleration, and interest and all other amounts due thereon at the rate or rates or in the amount prescribed therefor in such Notes,

            (c) all sums Advanced (with interest thereon at the Advance Interest
      Rate) or paid by the Trustee, the Fiscal Agent, the Special Servicer or the Servicer hereunder and by the Certificate Trustee under the Declaration of Trust and the reasonable compensation, expenses, Advances (with interest thereon at the Advance Interest Rate) and disbursements of the Trustee, the Fiscal Agent, the Certificate Trustee, the Special Servicer and the Servicer and its agents and counsel, and

            (d) any other amounts then due and payable under the Indenture or any other Indenture Security Document (other than principal that became due solely as a consequence of such acceleration);

      and

      (2) all Events of Default, other than the non-payment of the principal of the Outstanding Notes which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13 and all "Events of Default" under the Mortgage, other than the non-payment of the principal of the Mortgage Notes which has become due solely by a declaration of acceleration, have been cured or waived as provided in Section 5.13.

      No such rescission shall affect any subsequent default or impair any right consequent thereon.

      If the Issuer fails to make a payment when due, and then delivers to the Trustee funds sufficient to make all payments current, absent acceleration, and the Servicer, the Special Servicer or the Trustee on behalf of the Holders agrees in writing to accept such payment and to rescind the declaration of an Event of Default or acceleration, or Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes, prior to an acceleration, agree to rescind the declaration of an Event of Default, in either case, the Holders shall also be deemed to waive the right to claim that the failure to make the payment when due was an Event of Default and is continuing.

      SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Servicer.

      If the Issuer fails to pay all amounts due upon an acceleration under
Section 5.2 forthwith upon demand, the Special Servicer (on behalf of the Trustee) may (subject to the rights of the Directing Holders set forth in
Section 5.12(a) and in accordance with the Servicing Standards) institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may take any action or remedy available under the Uniform Commercial Code and, subject to the provisions of this Agreement, may enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided


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

by law out of the Collateral and pursuant to the Security Documents, wherever situated, or may institute such non-judicial proceedings in lieu of judicial proceedings as are then permitted by applicable law, and may take such actions through a mortgage trustee if necessary or advisable under applicable law.

      If an Event of Default with respect to the Notes occurs and is continuing, subject to the provisions of this Agreement, the Special Servicer (subject to the rights of the Directing Holders set forth in Section 5.12(a)) may in its discretion (or, if any outstanding Advance is a Nonrecoverable Advance, shall) proceed to protect and enforce its rights, the rights of the Trustee and the rights of the Holders of the Notes by such appropriate judicial proceedings as the Special Servicer shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 5.4 Special Servicer May File Proofs of Claim.

      In the case of pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, rehabilitation, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer, or the property of the Issuer or its creditors, the Special Servicer (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Special Servicer shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, to the extent not prohibited by applicable law, by intervention in such proceeding or otherwise to,

            (i) file and prove a claim for the whole amount of the principal of and any interest on the Notes owing and unpaid and all other sums owing and unpaid under the Notes, the Mortgage Notes, the Mortgage, this Indenture, or any other Security Document, if any, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Special Servicer, the Servicer and the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Special Servicer, Servicer or the Trustee and their respective agents and counsel), except as a result of its or their negligence or bad faith, and of the Holders allowed in such judicial proceeding, and

            (ii) collect and receive any monies, notes or other property payable or deliverable on any such claims and to distribute the same in accordance with this Indenture;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Special Servicer (or the Trustee at the direction of the Special Servicer) and, in the event that the Special Servicer, or the Trustee, as applicable, shall consent to the making of such payments directly to the Holders, to pay to the Special Servicer, on behalf of the Trustee, any amount due it (or the Trustee) for the reasonable compensation, expenses, Advances (with interest thereon at the Advance Interest Rate) and disbursements of the Servicer, the Special Servicer (or the Trustee), its agents and counsel, and any other amounts due the Trustee hereunder.


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

      Nothing contained in this Article V shall be interpreted as limiting the right or responsibility of the Servicer and Special Servicer to take any actions on behalf of the Trustee in furtherance or fulfillment of the Servicer's or Special Servicer's responsibility to service the Loan and the Mortgage Loan as set out in Article VII. In addition, nothing herein contained shall be deemed to limit each Holder's right to file and prove its claim with respect to Notes held by it and to collect and receive any award in any such proceeding, or to authorize the Servicer and Special Servicer to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, rehabilitation, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Servicer and Special Servicer to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 5.5 Servicer May Enforce Claims Without Possession of Notes.

      All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Servicer or Special Servicer on behalf of the Trustee (or the Trustee at the direction of the Servicer or Special Servicer if the nature of such action so requires), without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Servicer or Special Servicer on behalf of the Trustee (or the Trustee at the direction of the Servicer or Special Servicer if the nature of such action so requires) shall be brought in the Trustee's name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Servicer or Special Servicer (and the Trustee, if applicable), its agents and counsel, be for the ratable benefit of the Holders of the Notes, if any, in respect of which such judgment has been recovered.

      SECTION 5.6 Application of Money Collected.

      Upon the occurrence and during the continuance of an Event of Default, money collected by the Servicer, the Special Servicer or the Trustee hereunder (including, without limitation, all money remitted by the Servicer or the Special Servicer to the Trustee for deposit into the Payment Account pursuant to
Section 7.6 hereof but excluding all proceeds from any Total Defeasance Collateral or Partial Defeasance Collateral) shall be applied in the following order, at the date or dates fixed by the Trustee (it being the intent that payments of accrued interest and Principal Installment Amounts shall occur not later than each Payment Date, if funds are available therefor) and, in case of the distribution of such money on account of the principal of or interest on, the Notes, upon presentation of the Notes (to the extent not held in global form), and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            (i) to the extent not paid from the Fee Reserve Account, to the payment of all amounts due the Trustee under this Indenture, the Certificate Trustee under the Declaration of Trust, the Servicer under this Indenture and each Paying Agent, under its fee agreements (including reasonable amounts payable in respect of the Trustee's, the Special Servicer's or the Servicer's agents and counsel fees and expenses, but excluding repayment of Advances, which are covered by item (ii) below);

            (ii) to the extent not paid from the Fee Reserve Account, to the payment (first to the Fiscal Agent, second to the Trustee, third to the Servicer and fourth to the Special Servicer) of Advances made (and any accrued and unpaid interest thereon at the Advance Interest Rate) and (if not already covered by item (i) above) other liabilities owed to them or any of them under this Indenture (including, without limitation, indemnification payment obligations of the Issuer under Section 6.1 and
      Section 7.21) and the other Security Documents, the Certificate Trustee under the Declaration of Trust (including, without limitation, payment of any indemnification obligations), the cost and expenses of any foreclosure proceedings and any other enforcement proceedings (including, without limitation, reasonable counsel fees and disbursements, advertising costs and expenses, Impositions, and receivers' and trustee's fees and commissions in connection therewith);

            (iii) to the payment of accrued interest (excluding Default Premium) and principal then due and payable in the following order of priority:

                  (A) first, to the Holders of the Class A-1 and Class A-2 Notes, pro rata, in respect of interest until such interest is paid in full;

                  (B) second, to the Holders of the Class A-1 and Class A-2 Notes, pro rata, in respect of principal until such principal has been paid in full;

                  (C) third, to the Holders of the Class B Notes in respect of interest until such interest is paid in full;

                  (D) fourth, to the Holders of the Class B Notes in respect of principal until such principal has been paid in full;

                  (E) fifth, to the Holders of the Class C Notes in respect of interest until such interest is paid in full;

                  (F) sixth, to the Holders of the Class C Notes in respect of principal until such principal has been paid in full;

                  (G) seventh, to the Holders of the Class D Notes in respect of interest, until such interest is paid in full;

                  (H) eighth, to the Holders of the Class D Notes in respect of principal until such principal has been paid in full;

                  (I) ninth, to the Holders of the Class E Notes in respect of interest, until such interest is paid in full;

                  (J) tenth, to the Holders of the Class E Notes in respect of principal until such principal has been paid in full;


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

                  (K) eleventh, to the Holders of the Class F Notes in respect of interest until such interest is paid in full; and

                  (L) twelfth, to the Holders of the Class F Notes in respect of principal until such principal is paid in full;

            (iv) fourth, if and only if the principal amount of and all accrued but unpaid interest (other than Default Premium) on the Notes has been repaid in full to the payment of any Make-Whole Amounts due and payable on any Notes in the order of priority described above in paragraph (iii) with respect to payments of principal;

            (v) fifth, if and only if the principal amount of, all Make-Whole Amounts, if any, on, and all accrued but unpaid interest (other than Default Premium) on, the Notes has been paid in full, to the payment of Default Premium due and payable on any Notes in the order of priority described above in paragraph (iii) with respect to payments of interest; and

            (vi) sixth, to the payment of the remainder, if any, to the Servicer or Special Servicer for deposit into the Deposit Account to be applied pursuant to the Cash Management Agreement.

      Notwithstanding the foregoing, principal and interest will be payable with respect to any Note or portion of a Note that has been defeased pursuant to the terms of this Indenture, only from the proceeds of the U.S. Government Securities deposited with the trustee in connection with such defeasance and only in the amounts that were originally scheduled to be paid on each Payment Date to and including the Scheduled Maturity Date. In addition, Trustee Fees, Servicer Fees and Rating Surveillance Charges shall be paid from the proceeds of such US Government Securities to the extent contemplated at the time such U.S. Government Securities were deposited with the Trustee.

      For purposes of Section 10.4 and clauses (iii) through (vi) of this
Section 5.6, amounts withheld on account of taxes from money collected by the Trustee, the Servicer or the Special Servicer as a result of the identity, the jurisdiction of organization, residence or citizenship or any other characteristic of a Holder or beneficial owner of any Note shall be treated as having been distributed by the Trustee to such Holder or to the Holder through which such beneficial owner holds such Note, or to any successor to any such Holder.

      Payment of the Outstanding Notes of any Class shall be on a pro rata basis and shall be based, with respect to interest, on the relative proportions of the accrued interest on any Note of such Class to the aggregate amount of accrued interest on all Outstanding Notes of such Class and, with respect to principal, on the relative proportions of the unpaid principal amount of any Outstanding Notes of such Class to the aggregate unpaid principal amount of all Outstanding Notes of such Class and, with respect to Make-Whole Amounts or Default Premium, on the relative proportions of the amount of Make-Whole Amounts or Default Premium due and payable on any Note of such Class to the aggregate amount of Make-Whole Amounts or Default Premium due and payable on all Outstanding Notes of such Class.


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

      SECTION 5.7 Limitation on Suits.

      No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, any Note or any other Security Document, or for the appointment of a receiver or trustee, or for any other remedy hereunder or thereunder, unless:

      (1) such Holder has previously given written notice to the Trustee, the Servicer or Special Servicer of a continuing Event of Default;

      (2) the Directing Holders or the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes have made written request to the Special Servicer to institute proceedings in respect of such Event of Default in the name of the Trustee as Trustee; provided, however, that the Special Servicer shall not be required to institute such proceedings at the direction of such Holders that would cause it to violate the Servicing Standards;

      (3) such Holder or Holders have offered to the Servicer and Special Servicer reasonable indemnity or security against any potential losses, expenses and liabilities to be incurred in connection with such request;

      (4) the Special Servicer for sixty (60) days after its receipt of such notice, request and offer of indemnity or security has failed to institute any such proceeding;

      (5) no direction inconsistent with such written request has been given to the Special Servicer during such sixty (60) day period by the Directing Holders or the Holders of 66-2/3% in aggregate principal amount of the Outstanding Notes; and

      (6) an Event of Default shall have occurred and be continuing;

it being understood and intended that, except to the extent provided in Section 5.12(a), no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders. The Holders may exercise their rights under this Section 5.7 independently without being subject to Section 1.3.

      SECTION 5.8 Unconditional Right of Holders to Receive Principal and Interest.

      Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note at the Scheduled Maturity Date expressed in such Note (or in the case of redemption, to receive payment of the principal of and interest on such Note, on the Redemption Date) and such rights shall not be impaired without the consent of such Holder.


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      SECTION 5.9 Restoration of Rights and Remedies.

      If the Special Servicer, the Servicer (or the Trustee at the request of the Special Servicer) or, subject to Section 5.7, any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or under any other Security Document and such proceeding has been discontinued, waived, rescinded, or abandoned for any reason, or has been determined adversely to the Trustee, the Special Servicer, the Servicer or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee, the Special Servicer, the Servicer and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee, the Holders, the Special Servicer, the Servicer and the Issuer shall continue as though no such proceeding had been instituted.

      SECTION 5.10 Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 3.9, no right or remedy herein conferred upon or reserved to the Trustee, the Servicer, the Special Servicer or to the Holders of Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 5.11 Delay or Omission Not Waiver.

      No delay or omission of the Trustee, the Servicer, the Special Servicer or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Indenture or by any of the Security Documents or by law to the Trustee, the Servicer, the Special Servicer or to the Holders may be exercised from time to time, and as often as may be deemed expedient, to the extent permitted by applicable law, by the Trustee, the Servicer, the Special Servicer or by the Holders entitled to exercise such remedies, as the case may be.

      SECTION 5.12 Control by Holders.

      (a) Subject to matters described herein which require the consent of 100% of the Holders of the Notes, prior to the Scheduled Maturity Date, during the continuance of an Event of Default, Holders of Notes evidencing the majority of the principal amount of the Notes of the most subordinate Class of Notes then Outstanding or, if the principal amount of such Class is less than 25% of the original aggregate principal amount of such Class, the next most subordinate Class of Notes (the "Directing Holders"), will have the right to direct the time, place and method of conducting any proceeding available to the Special Servicer; provided, however, that any such direction shall not conflict with applicable law or the Security Documents or cause the Special Servicer to violate the


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

Servicing Standards. Following an Event of Default which has occurred and is continuing prior to the Maturity Date, the Special Servicer shall prepare a plan of action with respect to such Event of Default and shall give notice thereof to the Trustee, which will forward copies through to each Holder of such Class of Notes and of any material change therein (other than a material change at the written direction of the Directing Holders as contemplated below). Unless within 10 days after such notice is given the Directing Holders have objected thereto in writing, the Special Servicer shall follow its original or modified, as the case may be, planned course of action. If the Directing Holders have objected in writing within such 10-day period, such holders shall have an additional 10 days to provide the Special Servicer with an alternative plan of action. In the event that within such second 10-day period the Directing Holders have provided the Special Servicer with such alternative plan of action, the Special Servicer shall follow such alternative plan of action, unless the Special Servicer has determined that such alternative plan of action conflicts with applicable law or the Security Documents or is contrary to the Servicing Standards, in which case the Special Servicer will follow its original planned course of action. If no such alternative plan is provided in such second 10-day period, the Special Servicer shall proceed with its original plan of action. In addition, notwithstanding the foregoing, the Special Servicer may take action prior to the lapse of either such 10-day period if it determines, in accordance with the Servicing Standards, that such action is required by the Servicing Standards in order to avoid a material adverse effect on the Holders or is in the nature of an emergency, and shall have no liability to the Issuer, any Property Owner, any party or any Holder for taking any such action that meets the foregoing standards. In addition, the Special Servicer will have no liability and shall be held harmless by the Directing Holders for any action taken pursuant to a planned course of action directed by the Directing Holders which is in contradiction to the Special Servicer's original plan of action, provided such action is in accordance with the Servicing Standards. Notwithstanding any other provision of this Indenture to the contrary, any rights of less than 100% of the Holders hereunder to consent to or direct any action or inaction (except for the consent of Holders required pursuant to Section 9.2(b)) shall be subject to the rights of the Directing Holders and the Special Servicer pursuant to this
Section 5.12(a).

      (b) Subject to the rights of the Directing Holders set forth in Section 5.12(a) and any matters under the Indenture requiring the consent of Holders of 100% of the aggregate principal amount of Outstanding Notes, the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Special Servicer; provided that any such direction shall not be in conflict with any rule of law or with this Indenture or any Security Document or cause the Special Servicer to violate the Servicing Standards and that the Trustee or the Special Servicer may take any other action deemed proper by the Trustee or the Special Servicer, as applicable, which is not inconsistent with such direction or expressly prohibited hereunder so long as such action is consistent with the Servicing Standards.

      (c) Notwithstanding anything herein to the contrary, if in connection with any Event of Default the Special Servicer has recommended the commencement of foreclosure or any proceedings or actions which relate to the realization against any of the Mortgaged Properties, or the Special Servicer has recommended the sale or liquidation of any Foreclosed Property, and, in either case, the requisite Holders have disapproved or have not approved such action pursuant to this Indenture, the


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

Special Servicer shall nevertheless be required to commence such foreclosure proceedings or actions and sell or liquidate such Foreclosed Property, as the case may be, in accordance with the Servicing Standards, upon but only upon a determination by the Servicer, the Special Servicer or the Trustee that any previously made and unreimbursed Advances with interest thereon constitute Nonrecoverable Advances.

      (d) The Directing Holders will have the right to terminate the Special Servicer upon obtaining a Rating Agency Confirmation.

      SECTION 5.13 Waiver of Past Defaults.

      Subject to the Servicer's and Special Servicer's obligation to act in accordance with the Servicing Standards and subject to Section 5.12(c), the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past Event of Default hereunder and its consequences, except an Event of Default:

      (1) in the payment of principal of or interest on any Note or any Mortgage Note, which shall require the waiver by the Holders of 100% in aggregate principal amount of the Outstanding Notes directly affected thereby;

      (2) in respect of a covenant or provision hereof or under the Mortgage which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Note affected thereby;

      (3) a default depriving the Trustee of a lien on any part of the Collateral;

      (4) a default depriving the Trustee, the Servicer or the Special Servicer of any fees, reimbursement or indemnification to which it is entitled, for which a waiver will require the consent of the Trustee, the Servicer or the Special Servicer, as applicable which consent may be withheld in the sole discretion of the Trustee, the Servicer or the Special Servicer, as applicable; or

      (5) that is an Event of Default occurring on the Scheduled Maturity Date.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 5.14 Undertaking for Costs.

      All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or any other Security Document, or in any suit against the Trustee or the Servicer or Special Servicer for any action taken, suffered or omitted by the Trustee or the Servicer or Special Servicer, the filing by any party litigant in such suit of an


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

undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Issuer, or to any suit instituted by the Trustee, or to any suit instituted by the Servicer or Special Servicer, or to any suit instituted by any Holder, or group of Holders, holding in the aggregate at least 25% in aggregate principal amount of Outstanding Notes, or to any suit instituted by any Holder of any Note for the enforcement of the payment of the principal of or interest on any Note on or after the Maturity Date (or, in the case of redemption, on or after the Redemption Date).

                                   ARTICLE VI

                                   THE TRUSTEE

      SECTION 6.1 Certain Duties and Responsibilities.

      (a) The duties, responsibilities and liabilities of the Trustee in respect of the Security Documents and the other duties and liabilities of the Trustee under this Indenture shall be as follows:

            (1) The Trustee (and the Servicer or Special Servicer on its behalf) shall have the full power and authority to do all things not inconsistent with the provisions of this Indenture or any other Security Document that it may deem advisable in order to enforce the provisions hereof or thereof or to take any action with respect to a default or an Event of Default hereunder or thereunder, or to institute, appear in or defend any suit or other proceeding with respect hereto or thereto, or to protect the interests of the Holders; provided, however, that notwithstanding the foregoing or any other provisions of this Indenture to the contrary, the Loan and the Mortgage Loan shall be serviced by the Servicer or the Special Servicer and the powers vested in the Servicer and Special Servicer hereunder shall not be exercised by the Trustee except as expressly set forth herein. Neither the Trustee nor any of its directors, officers, shareholders, agents or employees (each, a "Trustee Indemnified Party" and, collectively, the "Trustee Indemnified Parties") shall be answerable to or accountable for, except for its or their own bad faith, willful misconduct or negligence, and the Issuer agrees to indemnify and save harmless the Trustee Indemnified Parties from, any costs, expenses, liabilities and damages that any of them may incur or sustain, in good faith and without willful misconduct or negligence, in the exercise and performance of the Trustee's powers and duties hereunder, including the cost and expense of defending themselves against any claim or liability in connection with the exercise or performance thereof; provided, however, that if it is found that any such claim or liability has resulted from the bad faith, willful misconduct or negligence of any Trustee Indemnified Party in the performance of its duties hereunder, such Trustee Indemnified Party shall repay such portion of the reimbursed amounts that is attributable to expenses incurred in relation to that portion of its acts or omissions that is the subject of such finding. If any Trustee Indemnified Party is entitled to receive indemnification hereunder with respect to any such action or proceeding brought by a third party, the Issuer shall be entitled to assume the defense of any such action or proceeding with counsel


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

      reasonably satisfactory to such Trustee Indemnified Party who shall not, except with the consent of such Trustee Indemnified Party, be counsel to the Issuer or any Affiliate thereof. Upon assumption by the Issuer of the defense of any such action or proceeding, such Trustee Indemnified Party shall have the right to participate in such action or proceeding and to retain its own separate counsel, but the Issuer shall not be liable for any legal fees or expenses of such a separate counsel subsequently incurred by such Trustee Indemnified Party in connection with the defense thereof unless (i) the Issuer has agreed to pay such fees and expenses or
      (ii) counsel provided by the Issuer pursuant to the foregoing is counsel to the Issuer and such Trustee Indemnified Party shall have been advised by such counsel that representation of such Trustee Indemnified Party by such counsel provided by the Issuer pursuant to the foregoing would be inappropriate due to actual or potential conflicting interests between the Issuer and such Trustee Indemnified Party, including situations in which there are one or more legal defenses available to such Trustee Indemnified Party that are different from or additional to those available to the Issuer; provided, however, that the Issuer shall not, in connection with any such action or proceeding, or separate but substantially similar action or proceeding arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time, in addition to any local counsel, for any such Trustee Indemnified Party. The Issuer shall not consent to the terms of any compromise or settlement of any action defended by the Issuer in accordance with the foregoing without the prior consent of the Trustee Indemnified Party. The Issuer shall not be required to indemnify any Trustee Indemnified Party for any amount paid or payable by such Trustee Indemnified Party in settlement of any action, proceeding or investigation without the prior written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by any Trustee Indemnified Party of notice of its involvement (or the involvement of any of its affiliates or such affiliate's directors, officers, shareholders, agents or employees) in any action, proceeding or investigation, such Trustee Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against the Issuer hereunder, notify the Issuer in writing of such involvement, but the failure of such Trustee Indemnified Party to provide such notice shall neither cause the forfeiture of the right to receive indemnity hereunder nor limit such right, except to the extent, if any, that the Issuer is prejudiced by the failure of the Trustee Indemnified Party to promptly give such notice. The Issuer's indemnification obligations under this Section 6.1(a)(1) shall survive payment of the Notes and any resignation, removal or replacement of the Trustee. The indemnification provided herein is limited in each case to actual damages and does not extend to consequential damages.

            The Trustee shall be authorized to make, at the expense of the Issuer, all required refilings of any Security Document to preserve the liens created thereby to the extent not so done by the Issuer or the Servicer or Special Servicer as provided herein or therein, but shall have no obligation to take any action to protect, preserve or enforce any rights or interests in the Security Documents or towards the execution or enforcement of the trusts hereby or thereby created which, in its opinion, shall be likely to involve expense or liability to the Trustee, unless the Trustee shall have received an agreement satisfactory to the Trustee in its sole discretion to indemnify it against such liability and expense. The Trustee shall not be


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

      required to ascertain or inquire as to the performance or observance of any of the covenants or agreements contained herein, or in any other Security Document or in any other instruments to be performed or observed by the Issuer or any other party to any Security Document (including, without limitation, the necessity or desirability under any applicable state law to re-record, re-register or re-file any Security Document). In accepting the trusts hereunder and under the Security Documents, the Trustee is acting solely as Trustee hereunder and not in its individual capacity and all Persons, other than the Issuer and the Holders, having any claim against the Trustee arising by reason hereof shall look only to the Collateral for payment or satisfaction thereof except as provided herein.

            (2) The Trustee shall incur no liability in acting upon any signature, notice, request, consent, certificate, opinion, or other instrument reasonably believed by it to be genuine. In administering the trusts, the Trustee may exercise any of the powers hereof directly or through its agents or attorneys and may, at the expense of the Issuer, consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the reasonable expenses thereof shall be paid by the Issuer, and the Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice of any such Person nor for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

            (3) The Trustee shall have no duty to make, arrange or ensure the completion of any recording, filing or registration of any Security Document, any instrument of further assurance, any instrument constituting part of any of the Mortgaged Properties, or any amendments or supplements to any of said instruments and the Trustee shall have no duty to make, arrange or ensure the completion of the payment of any fees, charges or taxes in connection therewith (and the Trustee may act with respect to the Security Documents and pay out deposited monies without regard thereto), or to give any notice thereof, or to make, arrange or ensure the completion of the payment of or be under any duty in respect of any tax, assessment or other governmental charge that may be levied or assessed on any of the Mortgaged Properties or any part thereof or against the Issuer. Notwithstanding the foregoing, the Trustee agrees that it will notify the Issuer in writing of any filings, fees, taxes or other payments required in connection with the satisfaction of the Issuer's obligations hereunder and under the other Security Documents known to any Responsible Officer of the Trustee assigned to its Corporate Trust Office and actively involved in the administration of the Loan.

            (4) Whenever, in administering the trust, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee may, in the absence of bad faith on the part of the Trustee, request and rely upon (unless other evidence in respect thereof be specifically prescribed herein or in any Security Document) an Officer's Certificate of the Issuer, and such Officer's Certificate shall be full warrant to the Trustee for any action taken, suffered or omitted by it on the faith thereof, but in its discretion the Trustee may in lieu thereof accept other evidence


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

      of such fact or matter or may require such further or additional evidence as it may deem reasonable.

            (5) Whenever, in administering the trust, the Trustee shall be permitted whether pursuant to the terms of this Indenture or any other Security Document, to determine to grant or withhold its consent to or waiver or approval of any matter described herein or therein or to take or omit to take any action or course of conduct permitted or required hereunder or thereunder, the Trustee shall be fully protected in making such determination based solely upon the written direction of the Servicer or Special Servicer or, absent such direction, (a) on the basis of the related submission required by this Indenture or by such other Security Document, as the case may be, or (b) if a standard for such determination is specified herein or therein, on the basis of its determination in good faith as to whether or not such standard has been satisfied, or (c) if no such standard is specified, on the basis of its determination in good faith as to (x) with respect to any act, omission or course of conduct, whether such act, omission or course of conduct is reasonable (which determination may be made solely on the basis of advice from professionals selected by the Trustee with reasonable care) and (y) with respect to the selection of any professional, whether the party proposing the engagement of such professional is motivated primarily by interests contrary to those of the Holders in making such proposal, provided, in each case, that the Trustee grants or withholds its consent or approval or takes any other action on a timely basis. The Trustee shall not be required to seek the individual consents or approvals of the Holders with respect to any such consent or approval unless the same shall be explicitly required by the terms of this Indenture or such other Security Document, as the case may be. Without limiting the generality of the foregoing, in the event the approval of the Trustee is requested by the Servicer or Special Servicer with respect to a settlement of an insurance claim pursuant to the Mortgage, the Trustee shall be fully protected in granting such approval based on directions from the Servicer or Special Servicer and the Servicer or Special Servicer shall be protected in providing such direction if the Servicer or Special Servicer has selected and retained, in accordance with the Servicing Standards, a qualified independent insurance adjuster who has advised the Servicer or Special Servicer that the proposed settlement is reasonable, and the Trustee determines in good faith, solely on the basis of such advice, that such settlement is reasonable. Notwithstanding anything to the contrary herein or in any of the other Security Documents, neither the Trustee (at the request of the Servicer or Special Servicer) nor the Servicer or Special Servicer on its behalf shall consent to any transfer of any of the Mortgaged Properties or any beneficial interest therein, any modification or waiver of the other Security Documents or the terms of this Indenture (other than modifications or waivers that may be made unilaterally (within the meaning of Prop. Treas. Reg. ss. 1.1001-3, or any successor provision) as provided herein or in the other Security Documents), any release of any property pledged pursuant to this Indenture or the other Security Documents, or any release of the Issuer from its obligations hereunder or under the other Security Documents (other than any actions expressly contemplated by this Indenture or the other Security Documents in connection with payments on the Notes (including any redemptions) or otherwise), unless the Issuer has obtained and delivered to the Trustee, the Servicer and the Special Servicer an Opinion of Counsel from counsel experienced in federal income tax matters that such consent or modification, or waiver, as the case may be, will not be treated as an exchange of any Note for a newly issued obligation pursuant to Section 1001 of the Code and provided, further, that in the case of a transfer of any portion of any of the Mortgaged Properties without release of such transferred portion a further opinion shall be furnished to the Trustee to the effect that (i) such transfer shall not adversely affect the status of the Notes as debt for federal income tax purposes or (ii) result in the creation of a "taxable mortgage pool" within the meaning of Section 7701 of the Code.

            (6) The Trustee shall have no obligation to see to the payment or discharge of any liens (other than the liens of the Security Documents, and then only to the extent therein provided), or to see to the application of any payment of the principal of or interest on any Note or Mortgage Note secured thereby or to the delivery or transfer to any Person of any property released from any such lien, or to give notice to or make demand upon any mortgagor, mortgagee, trustor, beneficiary or other Person for the delivery or transfer of any such property.

            (7) The Trustee shall not be concerned with or accountable to any Person for the use or application of any deposited monies that shall be released or withdrawn in accordance with the provisions hereof or of any other Security Document or of any property or securities or the proceeds thereof that shall be released from the lien hereof or thereof in accordance with the provisions hereof or thereof and the Trustee shall have no liability for the acts of other parties hereto that are not in accordance with the provisions hereof.

            (8) The Trustee shall not be charged with knowledge of any Event of Default hereunder or under any other Security Document (except default in the payment of monies to the Trustee that the Issuer is required to pay or cause to be paid to the Trustee on or before a specified date and except default in the delivery of any certificate, opinion or other document expressly required to be delivered to the Trustee by any provision hereof or any Security Document) or any condition which after notice and/or the passage of time would constitute an Event of Default or any other fact, circumstance or event the occurrence of which would require the Trustee to give any notice or otherwise take any action (any such Event of Default, condition, circumstance or other event, an "Event"), unless either (i) a Responsible Officer of the Trustee assigned to its Corporate Trust Office shall have actual knowledge of such Event or (ii) written notice of such Event shall have been given to and received by the Trustee, by the Issuer, the Servicer, the Special Servicer or any Holder or Holders of at least 25% in aggregate principal amount of the Notes then Outstanding.

            (9) The Trustee shall not be responsible for any act or omission of the Servicer or Special Servicer.

      (b) Except during the continuance of an Event of Default with respect to the Notes, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.


                                       90
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      (c) In the absence of actual knowledge of a Responsible Officer to the contrary or bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture.

      (d) In case an Event of Default known to the Trustee with respect to the Notes has occurred and is continuing, the Trustee shall exercise (subject, in all cases, to the rights and powers vested in the Servicer and Special Servicer pursuant to this Indenture), with respect to the Notes, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

      (e) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

            (1) this Subsection (e) shall not be construed to limit the effect of Subsections (a) or (b) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved by a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts; and

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith and without negligence in accordance with the direction of the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes (or 50% with respect to actions taken pursuant to Section 7.7(b) hereof), as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes or the Security Documents.

      SECTION 6.2 Money Held in Trust.

      Accounts established by the Trustee hereunder shall be subject to regulations regarding fiduciary funds on deposit substantially similar to those described in 12 C.F.R. ss. 9.10(b). Money held by the Trustee hereunder shall be held in trust for the purposes for which it was paid, and shall be segregated from any other monies held by the Trustee, and may be deposited by the Trustee, under such general conditions as may be prescribed by law, in the trust department of the Trustee. All such moneys shall be held in Eligible Accounts. The Trustee shall be under no liability for interest on any money received by it hereunder except as provided in this Indenture, the Cash Management Agreement or as otherwise agreed with the Issuer. Within a reasonable time after the end of each calendar year or portion thereof during the term of the Notes, the Trustee shall cause the depository


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for any accounts referred to in this Article to deliver to the Issuer, the
Servicer and the Trustee and, upon request, to the Holder of any Note a statement of any amounts received or disbursed by the Trustee in respect of the Collateral during such calendar year or portion thereof.

      SECTION 6.3 Notice of Defaults.

      The Trustee, promptly after a Responsible Officer of the Trustee acquires actual knowledge of the occurrence of an Event of Default or any event that with notice or lapse of time or both would become an Event of Default, shall notify all Holders of then-Outstanding Notes (pursuant to the procedures as set forth in Section 1.6), the Rating Agencies, the Servicer, the Special Servicer and the Issuer of any such Event of Default or other event, unless all such defaults or potential defaults known to the Trustee shall have been cured before the giving of such notice or unless, with respect to an Event of Default, the same is waived by the Trustee pursuant to Section 6.1.

      SECTION 6.4 Certain Rights of Trustee.

      Subject to the provisions of Section 6.1:

      (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request or direction of the Issuer referred to herein shall be sufficiently evidenced by the Issuer Request or the Issuer Order and any resolution of the Issuer's Board of Directors may be sufficiently evidenced by a Board Resolution;

      (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

      (d) the Trustee may consult with counsel and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

      (e) the Trustee shall be under no obligation to expend its own funds or to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

      (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction,


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consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer personally or by agent or attorney (any such examination to be made upon reasonable advance notice and at reasonable times, except that if an Event of Default has occurred and is continuing such examination shall be permitted at such times, with or without notice, as the Trustee may select in its sole discretion); and

      (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

      SECTION 6.5 Compensation and Reimbursement.

      The Issuer agrees:

      (a) to pay to the Trustee the Trustee Fee and such other amounts due from time to time pursuant to this Indenture;

      (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in carrying out its duties and responsibilities under this Indenture or under the other Security Documents, including, without limitation, the reasonable compensation, expenses and disbursements of its agents and counsel and any expenses incurred in connection with the transfer or reassignment by the Trustee to a successor trustee of any Security Document pursuant to Section 6.11, except any such expense, disbursement or advance as may be attributable to the Trustee's negligence, willful misconduct or bad faith;

      (c) that the Trustee Indemnified Parties shall not be answerable to or accountable for, except in the case of their own bad faith, willful misconduct or negligence, and, the Issuer agrees to indemnify, consistent with the provisions set forth in Section 6.1 (a)(1) hereof, each of the Trustee Indemnified Parties for, and to hold them harmless against, any loss, liability, damage or expense that it may incur or sustain without negligence, willful misconduct, or bad faith on its part, arising out of or in connection with the exercise and performance of the Trustee's powers and duties hereunder and the acceptance or administration of the trust or trusts hereunder, under the Mortgage or under any other instrument included in the Collateral, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of the Trustee's powers or duties hereunder. The indemnification obligation of the Issuer under this
Section 6.5(c) shall survive payment of the Notes and any resignation, removal or replacement of the Trustee; and

      (d) the expenses and the compensation for the services rendered by the Trustee or the Servicer after an Event of Default as specified in Section 5.1(4) or Section 5.1(5) hereof in connection herewith are intended to constitute expenses of administration under any bankruptcy proceeding; provided that this sentence shall not affect the lien described in the preceding sentence.


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The Trustee shall not institute any proceeding seeking the enforcement of such lien against the Collateral unless (i) such proceeding is in connection with a proceeding in accordance with Article V hereof for enforcement of the lien of this Indenture for the benefit of the Holders after the occurrence of an Event of Default (other than an Event of Default due solely to a breach of this Section 6.5) and a resulting declaration of acceleration of Maturity of such Notes that has not been rescinded and annulled, or (ii) such proceeding does not result in or cause a sale or other disposition of such Collateral.

      SECTION 6.6 Confidentiality.

      Unless an Event of Default has occurred and is continuing, the Holders (each in their individual capacities only) shall not have any right to obtain any information relating to the Mortgaged Properties, including information regarding lease rents, any rent rolls or copies of any leases, except as expressly provided for herein. Each of the Holders, the Trustee, the Special Servicer, and the Servicer agree to keep confidential, and to cause their respective directors, officers, employees, agents, attorneys, accountants, financial advisors and other representatives to keep confidential, all leases, lease abstracts, rent rolls, financial statements, appraisals and other financial information, including information relating to lease terms and identities of tenants, furnished to, or obtained by, the Holders, the Trustee, the Special Servicer or the Servicer hereunder (the "Confidential Information") and to use reasonable efforts, if such material is not marked "Proprietary" or "Confidential", and to use special efforts, if such material is so marked, to not, without the prior written consent of the Issuer, disclose such Confidential Information in whole or in part in any manner whatsoever; provided, however, that the Trustee shall be permitted to fulfill its responsibilities under
Section 6.17 hereof and the Trustee, the Special Servicer, the Servicer and the Holders, and their representatives shall be permitted to disclose Confidential Information if (i) required by law (or regulations thereunder) or (ii) such disclosure is necessary for either the Trustee, the Special Servicer or the Servicer to perform its duties hereunder or (iii) an Event of Default shall have occurred and be continuing and such disclosure is made in connection with the enforcement of the provisions of the Notes, this Indenture or any other Security Document or (iv) such disclosure is appropriate in working with its regulators (or those of its corporate parent), to such regulators. This Section shall not apply to any provisions of the Confidential Information that are or become generally available to the public or to information in or incorporated by reference in offering memoranda prepared in connection with the sale of the Notes. The Servicer, the Special Servicer and the Trustee may furnish at the expense of the Issuer any Confidential Information to a Rating Agency on request of such Rating Agency and such Rating Agency may reasonably disclose such information in connection with its initial rating or its ongoing rating surveillance of the Securities.

      SECTION 6.7 Corporate Trustee Required; Eligibility.

      There shall at all times be a Trustee hereunder which shall be a trust company, a national banking association or a banking corporation, in each case organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers (i) having a long-term unsecured debt rating not less than AA (or its equivalent) (without regard to any '+' - '-' or numerical designation) by each of the


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

Rating Agencies (or if not rated by any Rating Agency, subject to Rating Agency Confirmation) (unless a Fiscal Agent has been appointed hereunder which has such rating), (ii) a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal or state authority and (iii) the appointment of which has been subject to Rating Agency Confirmation. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and in the last paragraph of Section 3.6.

      SECTION 6.8 Representations and Warranties of the Trustee.

      The Trustee hereby represents and warrants to the other parties hereto that, as of the Closing Date:

            (i) the Trustee has been duly organized and is validly existing under the laws of the United States of America and is qualified under the laws of the jurisdiction in which the Mortgaged Properties are located to the extent necessary to perform its obligations in accordance with the terms of this Indenture except to the extent that the laws of any state in which a Mortgaged Property is located may require the appointment of a co-trustee for the enforcement of its rights with respect to the Mortgaged Properties;

            (ii) the execution and delivery of this Indenture and the other Security Documents to which it is a party by the Trustee have been duly authorized by all necessary corporate action on the part of the Trustee; the Trustee is duly authorized under applicable law, its articles of incorporation and its by-laws to authenticate the Notes, to accept the delivery of the Collateral and to perform its obligations under this Indenture and each of the other Security Documents to which it is a party, and all corporate action necessary or required therefor has been duly and effectively taken or obtained; none of the execution, delivery and performance of this Indenture, or the consummation of the transactions herein contemplated, nor the compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under (A) the terms of any agreement or instrument to which the Trustee is a party or by which it is bound; (B) the certificate of incorporation or bylaws of the Trustee; or (C) to the Trustee's knowledge, the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Trustee or its properties; neither the Trustee nor any of its Affiliates is a party to, bound by, or in breach of or in violation of any material indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or to the knowledge of the Trustee may in the future materially and adversely affect (X) the ability of the Trustee to perform its obligations under this Indenture or (Y) the business, operations, financial condition, properties or assets of the Trustee;


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            (iii) the execution and delivery by the Trustee of this Indenture and the consummation of the transactions contemplated hereby (with the benefit of the provisions hereof) do not require any consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental agency or body, except such as has been obtained and is in full force and effect;

            (iv) this Indenture has been duly executed and delivered by the Trustee and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and legally binding obligation of the Trustee enforceable against it in accordance with its terms, subject to (A) applicable bankruptcy, fraudulent conveyance or transfer, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting the rights and remedies of creditors generally and (B) the application of principles of equity (regardless of whether considered and applied in a proceeding in equity or at law);

            (v) there are no actions, suits or proceedings pending or, to the Trustee's knowledge, threatened against the Trustee, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Indenture or (B) with respect to any other matter which could, if determined adversely to the Trustee, materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Indenture; and

            (vi) the Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Trustee or its properties or might have consequences that would materially and adversely affect its performance hereunder.

      Within thirty (30) days of the earlier of discovery by the Trustee or receipt of notice by the Trustee of the breach of any representation or warranty of the Trustee set forth in this Section 6.8, the Trustee shall cure such breach in all material respects.

      SECTION 6.9 Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, and shall be deemed to have assumed all of the liabilities and obligations of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto (other than such Person). In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, consolidation or succession to such authenticating Trustee may


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adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

      SECTION 6.10 Resignation and Removal; Appointment of Successor.

      (a) The Trustee may resign at any time by giving written notice thereof to the Servicer, the Special Servicer, the Issuer and each Rating Agency. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

      (b) If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within thirty (30) days after the giving of a notice of resignation as contemplated in clause (a) above, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (c) The Trustee may be removed at any time with respect to the Notes by the Holders of a majority of principal amount of the Outstanding Notes and notice of such action by such Holders shall be delivered to the Trustee, the Issuer, the Servicer, the Special Servicer and each Rating Agency. subject to the receipt of a Rating Agency Confirmation.

      (d) If at any time:

            (1) the Trustee shall fail to comply with Section 6.6 or shall fail to comply with Section 6.12 after written request for compliance by the Issuer or any Holder who has been a bona fide Holder for at least six (6) months, or

            (2) the Trustee shall cease to be eligible under Section 6.7, or the representations in Section 6.8 shall prove to be untrue, and the Trustee shall fail to resign after written request therefor by the Issuer or any such Holder referred to in clause (1) above, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuer, the Servicer or Holders of a majority of the Notes may remove the Trustee with respect to the Notes, or (ii) subject to
Section 5.14, any Holder of a Note may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Notes and the appointment of a successor Trustee or Trustees.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes, the Issuer shall promptly


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appoint a successor Trustee or Trustees satisfying the requirements of Section
6.7 with respect to the Notes and shall comply with the applicable requirements of Section 6.11. If, within fifteen (15) days after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall not have been appointed by the Issuer or, if appointed, shall not have accepted such appointment in accordance with the applicable requirements of Section 6.11, then a successor Trustee shall be appointed by of the Servicer or the Act of the Holders of not less than 51% in aggregate principal amount of the Outstanding Notes delivered to the Issuer and the retiring Trustee, and the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Notes. Upon such resignation, removal, incapacity or other vacancy, the Trustee shall forward all documents relating to the Notes to the successor Trustee at the address provided by the Issuer.

      If, within sixty (60) days after such resignation, removal or incapability, or the occurrence of such vacancy, no successor Trustee shall have been so appointed and accepted appointment in the manner required by Section 6.11, any bona fide Holder may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (f) The Issuer or the Servicer, as applicable, shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by giving notice of such event to each of the Holders, the Servicer, the Special Servicer and the Rating Agencies in accordance with Sections 1.5 and
1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

      (g) The resignation or removal of the Trustee shall automatically result in the removal of the Fiscal Agent from its obligations hereunder as of such date of registration or removal.

      SECTION 6.11 Acceptance of Appointment by Successor.

      In case of the appointment hereunder of a successor Trustee, the successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer, the Servicer, the Special Servicer and to the retiring Trustee an instrument accepting such appointment and assuming the responsibilities of the Trustee hereunder, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, shall take such action as may be necessary to provide for the appropriate interest in the Collateral to be vested in such successor Trustee, and shall execute and deliver any amendments to the Security Documents necessary in connection therewith, but shall not be responsible for the recording of such documents and instruments as may be necessary to give effect to the foregoing (which responsibility shall be borne by the successor Trustee). In the event that the retiring Trustee is removed without cause, any costs


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of transfer shall be paid by the party removing the retiring Trustee. The retiring Trustee shall pay any costs of transfer to a successor Trustee in the event the retiring Trustee is removed for cause.

      Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in this Section.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      SECTION 6.12 Conflicting Interests.

      If the Trustee has or shall acquire any conflicting interest (as defined in Section 310 of the Trust Indenture Act of 1939, as amended, applied as if this Indenture were an Indenture to be qualified under such Act), such Trustee shall, within ninety (90) days after ascertaining that it has such conflicting interest and if the default (as defined in Section 310 of such Act) has not been cured or duly waived or otherwise eliminated before the end of such ninety-day period, either eliminate such conflicting interest or resign, such resignation to become effective upon the appointment of a successor Trustee and such successor's acceptance of such appointment, and the Issuer shall take prompt steps to have a successor appointed in the manner provided in Section 6.10 hereof.

      SECTION 6.13 Self Dealing.

      The Trustee may purchase Eligible Investments through the Trustee, in its individual capacity, and through its Affiliates, and such Persons may retain any charges or commissions customarily imposed for such purchases.

      SECTION 6.14 Investments.

      The Trustee shall invest any amounts held in the Payment Account (to the extent required pursuant to Section 3.5) and any other account maintained by the Trustee pursuant to this Indenture, pending their application to the purposes herein provided, in one or more of the following investments (the "Eligible Investments") as directed by the Issuer (so long as no Event of Default shall have occurred and be continuing) or, in the absence of any such direction, in the investments described in clause (viii) below:

            (i) (A) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificate of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington


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Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

      (ii) Federal Housing Administration debentures;

      (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), Fannie Mae (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

      (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short-term obligations of which at all times are rated P-1 by Moody's and D-1+ by DCR (or, if not so rated by one or more of the Rating Agencies then an equivalent rating by two NRSROs (which may include one or more of the Rating Agencies)); provided, however, that the investments described in this clause (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

      (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short-term obligations of which at all times are rated in the highest short-term rating category by each Rating Agency (or, if not so rated by one or more of the Rating Agencies, then an equivalent rating by two NRSROs (which may include one or more of the Rating Agencies)); provided, however, that the investments described in this clause (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

      (vi) debt obligations with maturities of not more than 365 days and at all times rated Aaa by Moody's and AAA by DCR (or, if not so rated by one or more of the Rating Agencies then an equivalent rating by two NRSROs (which may include one or more of the Rating Agencies)) in its


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highest long-term unsecured rating category; provided, however, that the investments described in this clause (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

      (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated P-1 by Moody's and D-1+ by DCR (or, if not so rated by one or more of the Rating Agencies then an equivalent rating by two NRSROs (which may include one or more of the Rating Agencies)) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

      (viii) units of taxable money market funds or mutual funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share, which funds have the highest rating available from each Rating Agency (or, if not so rated by one or more of the Rating Agencies, then an equivalent rating by two NRSROs (which may include one or more of the Rating Agencies)) for money market funds or mutual funds; and

      (ix) any other security, obligation or investment which has been approved as a Permitted Investment in writing by (a) Trustee and (b) each Rating Agency, as evidenced by a Rating Agency Confirmation;

provided, however, that (1) no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security is derived from an underlying investment that provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment, and (2) no investment described herein may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to maturity.

      SECTION 6.15 Unclaimed Funds.

      At the expiration of two (2) years following the date of Maturity of the Notes issued hereunder, any monies deposited in the Holdover Account for such Notes then remaining on deposit and unclaimed by the lawful owner thereof shall be paid to the Issuer (or in accordance with any directions previously given to the Trustee by the Issuer) and the Person entitled to receive such monies thereafter shall look only to the Issuer for payment thereof as an unsecured general creditor (without regard to any limitation on recourse contained herein or in the Notes or any other Security Document), and all liability of the Trustee with respect to such trust money shall thereupon cease;


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provided that the Trustee, before being required to make any such repayment, may, at the expense of the Issuer, cause to be published at least once but not more than three times in any Authorized Newspaper (if the Notes were, as of the Trustee's receipt of such payment, listed on a securities exchange) and in two newspapers in the English language customarily published on each Business Day and of general circulation, one in New York, New York and the other in London, England, a notice to the effect that said monies remain unclaimed and have not been applied for the purpose for which they were deposited, and that after a date specified therein, which shall be not less than thirty (30) days after the date of first publication of said notice, any unclaimed balance of said monies then remaining in the hands of the Trustee will be paid to the Issuer upon its written directions. Any successor to the Issuer through merger, consolidation or otherwise or any recipient of substantially all the assets of the Issuer in a liquidation of the Issuer shall remain liable for the amount of any unclaimed balance paid to the Issuer pursuant to this paragraph.

      SECTION 6.16 Illegal Acts.

      No provision of this Indenture or any amendment or supplement hereto shall be deemed to impose any duty or obligation on the Trustee to do any act in the performance of its duties hereunder or to exercise any right, power, duty or obligation conferred or imposed on it, which under any present or future law shall be unlawful, or which shall be beyond the corporate powers, authorization or qualification of the Trustee.

      SECTION 6.17 Communications to be Sent to the Rating Agencies, Holders and the Initial Purchaser.

      (a) The Trustee shall send to each Rating Agency (with copies to the Issuer and the Servicer to the extent not already in the possession of the following) copies of each supplement, notice, certificate, request, demand, report and financial statement sent by it or received by it pursuant to or in connection with this Indenture, the other Security Documents or the Mortgaged Properties, and any other quarterly or annual materials in the Trustee's possession, relating to the Notes or the obligations of the Issuer hereunder and under the Security Documents and requested by the Rating Agency in accordance with their monitoring activities. The Trustee shall also provide to each Rating Agency copies of the documents delivered to it by the Property Owners pursuant to Section 18 of the Mortgage and copies of Payment Date Statements to the Initial Purchasers and to any Holder (or beneficial owner of Notes) requesting delivery of all or part of such information in writing, upon receipt by the Trustee, in the case of any Holder (or beneficial owner of Notes), of a certificate from the requesting Holder (or beneficial owner of Notes) in substantially the form set forth in Exhibit C, it being understood that the Trustee shall be entitled to conclusively rely upon the accuracy of the information provided to it in such certificate.

      The Trustee shall provide access to the information available on the Payment Date Statement through the Trustee's ASAP System, or such other mechanism that the Trustee may have in place from time to time including through the Trustees's dial-up bulletin board service in each case, with the use of an assigned log-on i.d. password. The Trustee may (at its discretion and with the consent of the Issuer) make the information that is available on its ASAP System also available via the


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Internet site of the trustee at "http://www.lnbabs.com" (which will be accessible to Holders (or any beneficial owner of Notes) and the Rating Agencies using an assigned log-on i.d. and password) or by such other means as the Trustee may have in place from time to time.

      (b) The Trustee shall (in each case, with copies to the Rating Agencies)

            (i) send to the Issuer, within five (5) days after the date on which any installment of interest or principal on the Notes becomes due and payable hereunder and is not paid, a written demand for payment thereof;

            (ii) send to the Issuer, within five (5) days after any amount other than principal or interest becomes due and payable hereunder as notified by the Servicer or Special Servicer and is not paid, a written demand for payment of such amount;

            (iii) send to the Issuer, within five (5) Business Days after a Responsible Officer of the Trustee acquires actual knowledge that any mechanic's or other lien (other than Permitted Exceptions) shall have been filed against the Mortgaged Property or any part thereof, a written demand that the Issuer cause the Property Owners to bond or otherwise satisfy such lien unless the Servicer shall have already delivered such notice and demand to the Issuer; and

            (iv) send to the Issuer, within seven (7) Business Days after a Responsible Officer of the Trustee acquires actual knowledge of (A) any failure of the Issuer or any Property Owner to perform or comply with any of the terms of this Indenture, the Mortgage or any other Security Document, or (B) any breach, in any material respect, of a representation or warranty made by the Issuer or any Property Owner in this Indenture or the Mortgage, respectively, written notice of such default, failure or breach and demand for cure in accordance with the Indenture.

      (c) The Trustee may attach a notice to any document to be delivered by it under clause (a) above disclaiming any responsibility for the contents thereof.

      SECTION 6.18 Separate Trustees and Co-trustees.

      (a) If at any time the Trustee reasonably shall deem it necessary for the purpose of meeting any legal requirements applicable to it in the performance of its duties hereunder (including any legal requirements of any jurisdiction in which any of the Collateral is located), the Trustee shall have the power to, and shall, execute and deliver any and all instruments necessary to appoint one or more Persons to act as separate trustees or co-trustees hereunder, jointly with the Trustee, of any of the Collateral, including any of the Mortgaged Properties, to the extent applicable, subject to this Indenture, and any such Persons shall be such separate trustee or co-trustee, with such powers and duties consistent with this Indenture and the other Security Documents as shall be specified in the instrument appointing such Person but without thereby releasing the Trustee from any of its duties hereunder. If the Trustee shall request the Issuer so to do, the Issuer shall join with the Trustee in


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the execution of such instrument, but the Trustee shall have the power to make such appointment without making such request. All fees and expenses of any separate trustee or co-trustee shall be paid by the Issuer.

      (b) Every separate trustee and co-trustee shall, to the extent not prohibited by law, be subject to the following terms and conditions:

            (1) the rights, powers, duties and obligations conferred or imposed upon such separate or co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate or co-trustee jointly, as shall be provided in the appointing instrument, except to the extent that under any law of any jurisdiction in which any particular act is to be performed any nonresident trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee; provided, however, that in the event of a conflict between the instructions or directions of the Trustee and any separate or co-trustee, the directions of the Trustee shall govern;

            (2) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the custody of all cash and other securities to be deposited with or otherwise held by the Trustee hereunder shall be exercised solely by the Trustee;

            (3) the Trustee may at any time by written instrument accept the resignation of or remove any such separate trustee or co-trustee, and, upon the request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation or removal, but the Trustee shall have the power to accept such resignation or to make such removal without making such request. A successor to a separate trustee or co-trustee so resigning or removed may be appointed in the manner otherwise provided herein; and

            (4) the co-trustee shall resign immediately upon the resignation or removal of the Trustee and the acceptance of appointment of a successor Trustee hereunder.

      (c) Such separate trustee or co-trustee, upon acceptance of such trust, shall be vested with the estates or property specified in such instrument, jointly with the Trustee and the Trustee shall take such action as may be necessary to provide for the appropriate interest in the Collateral, including the Mortgaged Properties, to be vested in such separate trustee or co-trustee, the execution and delivery of any amendments to the Security Documents necessary in connection therewith, and the recording of such documents and instruments as may be necessary to give effect to the foregoing. Any separate trustee or co-trustee may, at any time, by written instrument constitute the Trustee, his agent or attorney-in-fact with full power and authority, to the extent permitted by law, to do all acts and things and exercise all discretion authorized or permitted by him, for and on behalf of him and in his name. If any separate trustee or co-trustee shall be dissolved, become incapable of acting, resign, be removed or die, all the estates, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee, without


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the appointment of a successor to said separate trustee or co-trustee, until the appointment of a successor to said separate trustee or co-trustee is necessary as provided in this Indenture. The appointment of a co-trustee shall in no way release the Trustee from any of its duties or responsibilities hereunder.

      (d) Any notice, request or other writing, by or on behalf of any Holder, delivered to the Trustee shall be deemed to have been delivered to all separate trustees and co-trustees.

      SECTION 6.19 [Intentionally Omitted].

      SECTION 6.20 Withholding and Information Reporting.

      The Trustee agrees with the Issuer that the Trustee will comply with all applicable United States federal income tax withholding and any IRS Form 1099 interest reporting requirement.

                                   ARTICLE VII

                        THE SERVICER AND SPECIAL SERVICER

      SECTION 7.1 Servicer to Act as Servicer; Special Servicer to Act as Special Servicer.

      Each of the Servicer and the Special Servicer, is an independent contract servicer and shall service and administer the Loan and the Mortgage Loan solely on behalf of, and in the best interests of (as determined by the Servicer or Special Servicer in its reasonable judgment) and for the benefit of the Holders in accordance with applicable law the terms of this Indenture and the other Security Documents and the following Standards (the "Servicing Standards"):

            (i) (a) in the same manner in which and with the same care, skill, prudence and diligence with which the Servicer or Special Servicer services and administers similar mortgage loans for other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage lenders servicing their own mortgage loans and to the maximization of the net present value of the Loan and the Mortgage Loan or (b) with the care, skill, prudence and diligence the Servicer or Special Servicer uses for mortgage loans which it owns and which are substantially the same as the Loan and the Mortgage Loan, giving due consideration to the maximization of the net present value of the Loan and the Mortgage Loan, whichever is higher; (ii) with a view to the timely collection of all scheduled payments of principal and interest under the Loan and the Mortgage Loan or, if an Event of Default shall occur and be continuing and if, in the good faith and reasonable judgment of the Servicer or Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on the Loan and the Mortgage Loan to the Holders of the Notes (as a collective whole) on a net present value basis; and (iii) without regard to (A) any relationship that the Servicer or Special Servicer or any affiliate thereof may have with the Issuer or any Property Owner; (B) the ownership of any Security by the Servicer or Special Servicer or


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      their affiliates; (C) the Servicer's or Special Servicer's, as applicable, obligation to make Advances; (D) the right of the Servicer or Special Servicer to receive reimbursement of costs, or the sufficiency of any compensation payable to it under the Indenture or with respect to any particular transaction; or (E) the Servicer's or Special Servicer's ownership, servicing or management for others of any other mortgage loans or mortgaged property.

Subject to the above-described Servicing Standards and the terms of this Indenture and of the other Security Documents, the Servicer and Special Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. The Servicer and Special Servicer shall service and administer the Loan and the Mortgage Loan in accordance with applicable state and federal law. At the written request of the Servicer or Special Servicer, accompanied by the form of powers or other documents being requested and a certificate that such power of attorney or document is necessary or appropriate to enable the Servicer or Special Servicer to carry out its servicing and administrative duties hereunder, the Trustee shall furnish to the Servicer or Special Servicer, as applicable, any powers of attorney and other documents and the Trustee shall not be held responsible for any acts by the Servicer or Special Servicer in its uses of any such powers of attorney or other documents. Notwithstanding anything contained herein to the contrary, neither the Servicer, the Special Servicer nor the Issuer shall, without the Trustee's written consent, (i) initiate any action, suit or proceeding solely under the Trustee's name without indicating Servicer's or Special Servicer's, as applicable, representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Trustee to be registered to do business in any state. Where the terms of the Mortgage or any other Security Document provide that the consent or approval of the Mortgagee is required, then (unless otherwise provided therein) such consent or approval shall be granted or withheld by the Servicer or Special Servicer, as applicable on behalf of the Mortgagee in accordance with the Servicing Standards.

      SECTION 7.2 Sub-Servicing Agreements.

      Each of the Servicer or Special Servicer, at its own expense without a right of reimbursement from the Issuer under this Indenture, may enter into sub-servicing agreements with sub-servicers for the servicing and administration of the Mortgaged Properties, provided that, (i) the Issuer shall have consented in writing to the appointment of such sub-servicer (which consent shall not be unreasonably withheld), unless (x) such sub-servicer is a wholly owned subsidiary of the Servicer or Special Servicer, as applicable, or (y) the Servicer or Special Servicer, as applicable, has determined, in good faith, that the appointment of such sub-servicer is necessary for the purpose of meeting any legal requirements applicable to it in the performance of its duties hereunder (including any legal requirements of any jurisdiction in which any of the Collateral is located), (ii) any such sub-servicing agreement (x) will be upon such terms and conditions as are not inconsistent with this Indenture and as the Servicer or Special Servicer, as applicable and the sub-servicer have agreed, and (y) shall provide that in the event the Servicer or Special Servicer, as applicable has been removed as the Servicer or Special Servicer, as applicable hereunder, the Trustee or any successor Servicer or Special Servicer, as applicable appointed pursuant hereto shall have the right to terminate such sub-servicing agreement without cost or penalty on not more than five days' written notice to the sub-servicer, and (iii) no sub-servicer retained by the Servicer or Special Servicer shall grant any modification, waiver,


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or amendment to the Security Documents without the written approval of the
Servicer or Special Servicer, as applicable. References in this Indenture to actions taken or to be taken, and limitations on actions permitted to be taken, by the Servicer or Special Servicer in servicing the Loan and the Mortgage Loan include actions taken or to be taken by a sub-servicer on behalf of the Servicer or Special Servicer, as applicable. Each sub-servicer shall be (i) authorized to transact business in the applicable state(s), if, and to the extent, required by applicable law to enable the sub-servicer to perform its obligations hereunder and under the applicable sub-servicing agreement, and (ii) qualified to service mortgage loans comparable to the Loan and the Mortgage Loan. For purposes of this Indenture, the Servicer or Special Servicer shall be deemed to have received any amount when the sub-servicer receives such amount and actions taken by the sub-servicer shall be deemed to be actions of the Servicer or Special Servicer, as applicable. The Servicer or Special Servicer, as applicable shall notify the Trustee and the Issuer in writing promptly upon the appointment of any sub-servicer and promptly furnish the Trustee and the Issuer with a copy of the sub-servicing agreement. Each of the Servicer and the Special Servicer is permitted to utilize agents and attorneys as is consistent with the Servicing Standards in performing certain of its obligations under this Indenture and the other Security Documents, each of which will be an expense of the Issuer, payable from the Deposit Account or paid and reimbursed as a Property Protection Advance. Obligations of the Servicer or Special Servicer which are an expense of the Issuer pursuant to the preceding sentence include, but are not limited to, enforcement of the Mortgage and administration of releases, assumptions, modifications, substitutions, defeasance of the Notes, bankruptcy claims and similar matters.

      Notwithstanding any sub-servicing agreement the use of other agents and attorneys, any of the provisions of this Indenture relating to agreements or arrangements between the Servicer or Special Servicer, as applicable and a sub-servicer or reference to actions taken through a sub-servicer other agents or attorneys or otherwise, the Servicer or Special Servicer, as applicable shall remain obligated and liable to the Trustee and the Holders for the servicing and administering of the Loan and the Mortgage Loan in accordance with the provisions of Section 7.1 without diminution of such obligation or liability by virtue of such sub-servicing agreement or arrangements or by virtue of indemnification from a sub-servicer and to the same extent and under the same terms and conditions as if the Servicer or Special Servicer alone were servicing and administering the Loan and the Mortgage Loan.

      SECTION 7.3 Certain Duties and Responsibilities.

      Until the principal and interest on each Note is paid in full, the Servicer (or Special Servicer during the occurrence and continuance of a Loan Event) shall proceed diligently to collect all payments called for under the terms and provisions of the Security Documents, including payments from the Property Owner's Insurance Proceeds and Taking Proceeds, and in doing so the Servicer (or Special Servicer during the occurrence and continuance of a Loan Event) shall follow such collection procedures as are in accordance with the Servicing Standards. The foregoing responsibilities shall include, without limitation, making, at the expense of the Issuer, timely filings of any Uniform Commercial Code continuation statements and any refilings of any Security Document as necessary to preserve the liens created thereby to the extent not so done by the Issuer or the Property Owners as provided herein or in the other Security Documents. The Servicer and


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Special Servicer each agree that it will notify the Issuer and the Trustee (with a copy to the Servicer in the case of the Special Servicer) in writing of any filings, fees, taxes or other similar payments required in connection with the satisfaction of the obligations of the Issuer or the Property Owners under this Indenture and the other Security Documents known to any officer or employee of the Servicer or Special Servicer actively involved in the administration of the Loan or the Mortgage Loan. Upon an acceleration of the Notes pursuant to Section 5.2, subject to the rights of the Directing Holders set forth in Section 5.12(a) the Special Servicer may, unless the Event of Default preceding such acceleration is an Event of Default occurring on the Maturity Date, in which case the Special Servicer shall, initiate foreclosure proceedings with respect to the Indenture Collateral and immediately thereafter with respect to the Mortgaged Properties and the other Mortgage Collateral; provided, however, that the Special Servicer will not convert ownership of any Mortgaged Property to the Trustee or its nominee on behalf of the Holders unless and until the Special Servicer has complied with the terms of this Indenture.

      Subject to the rights of the Directing Holders described in Section 5.12(a), if prior to the Maturity Date an Event of Default has occurred and is continuing or an Event of Default is reasonably foreseeable and the Special Servicer determines in accordance with the Servicing Standards that a modification, waiver or amendment of the terms of any Security Document either
(i) is reasonably likely to produce a greater recovery on a present value basis than liquidation of Indenture Collateral, the Mortgaged Properties and the other Mortgage Collateral or (ii) would not reasonably be likely to adversely affect the timely receipt of payments under the Security Documents, then the Special Servicer may, but is not required to, agree to a modification, waiver, or amendment of any of the terms of the Security Documents; provided, however, notwithstanding the foregoing, that (1) the action cannot reasonably be expected to result in an increase in the ratio of (A) the then-outstanding aggregate principal balance of the Notes divided by (B) the most recent appraised value of the Mortgaged Properties (net of any prior liens); (2) the action cannot reasonably be expected to result in a decrease in the Debt Service Coverage Ratio; (3) the action complies with all applicable legal requirements, including without limitation, all zoning, environmental and building laws, ordinances, and regulations and any condition, easement, right-of-way, covenant or restriction of record applicable to the Mortgaged Properties; (4) to the extent any additional criteria are specified in the Security Documents for consent to a specific action, such criteria have been satisfied in all material respects; (5) the consent to such action is otherwise consistent with the Servicing Standards and (6) such action does not impair the rights or increase the obligations of the Trustee, the Servicer or the Special Servicer; provided, any such modification will be made in compliance with the terms of this Indenture and any other applicable Security Document.

      Subject to the rights of the Directing Holders described in Section 5.12(a) and subject to the terms of this Indenture, the Servicer may (or Special Servicer, as the case may be) enter into or grant the following modifications, waivers or amendments of any Security Document without the consent of any Holder of the Notes: (i) waivers of minor covenant defaults (other than financial covenants), including late financial statements; (ii) releases of unimproved non-material parcels of any Mortgaged Property, provided that each such release parcel constitutes a tax lot separate from the remainder of the Mortgaged Properties and such release will not cause the applicable Mortgaged Property to violate any law, anchor lease or other obligation of the Issuer; (iii) grants of easements that do not


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materially adversely affect the use, operation or value of any Mortgaged
Property or the obligation of the Issuer or the Property Owners to pay the Loan and the Mortgage Loan, respectively; and (iv) any other modifications, waivers or amendments which the Servicer (or Special Servicer, as the case maybe) determines, in accordance with the Servicing Standards, are of a routine nature and which are made in accordance with the Servicing Standards; provided that the Servicer (or Special Servicer, as the case maybe) has determined that (x) any such modification, waiver or amendment described in this sentence would not in any way affect a payment term of any Note or Mortgage Note, and (y) agreeing to such modification, waiver or amendment would be consistent with the Servicing Standards.

      SECTION 7.4 Payment of Impositions, Etc.

      The Servicer shall maintain accurate records with respect to the Mortgaged Properties reflecting the status of Impositions and other similar items that are or may become a lien thereon and the status of insurance premiums payable in respect of any of the insurance policies required to be maintained by the Property Owners (in their capacity as Mortgagor) under Article 13 of the Mortgage. Except to the extent the same are paid directly by the Servicer from sums on deposit in the Tax Escrow Account pursuant to the Cash Management Agreement, the Issuer shall supply to the Servicer evidence of the payment of such amounts at least ten (10) Business Days prior to the applicable penalty or termination dates. To the extent the Servicer has obtained notice of any Impositions (that have or may become a lien on any Mortgaged Property) that have not been paid from sums on deposit in such Reserve Account or otherwise by the Property Owners on or before the related Due Date and the applicable Property Owner is not contesting such items pursuant to Article 12 of the Mortgage, the Servicer shall obtain all bills for the payment of such items (including renewal premiums) and shall instruct the applicable Property Owner in writing to effect payment thereof prior to the applicable penalty or termination date, provided that failure of the Servicer to provide such instruction shall in no way limit the obligation of the applicable Property Owner to timely pay such Impositions nor shall it be a condition for the Servicer to make an advance from its own funds as set forth below. If evidence of such payment is required but not promptly received by the Servicer, the Servicer shall Advance from its own funds (without having any obligation to give any prior notice to the Issuer or the applicable Property Owner but subject to the Servicer's determination that such Advance will not, if made, constitute a Nonrecoverable Advance) amounts payable with respect to all such items related to the Mortgaged Properties when the same shall become due and payable, unless the Servicer reasonably anticipates (in accordance with the Servicing Standards) that such items will be paid by the Property Owner on or before the same shall become due and payable, in which case the Servicer shall use its best efforts consistent with the Servicing Standards to confirm whether such items have been paid and shall advance such times on the earlier of (i) the date that is five business days following receipt by the Servicer of confirmation that such items have not been paid by or on behalf of the Property Owner and (ii) 30 days after the same shall become due and payable, which advance shall constitute a Property Protection Advance. The Servicer shall not be obligated to advance from its own funds any amounts required to cure, or pay any other amounts due by reason of, any failure of any Mortgaged Property to comply with any applicable Legal Requirements (as defined in the Mortgage), including any Environmental Law (as defined in the Mortgage), or to investigate, test, monitor, contain, clean up or remedy an


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environmental condition present at any Mortgaged Property, except to the extent provided in Section 7.7.

      SECTION 7.5 Maintenance of Insurance and Errors and Omissions and Fidelity Coverage.

      (a) The Servicer shall, in accordance with the Servicing Standards, use its best efforts to cause the Property Owners to maintain for each Mortgaged Property all insurance required by the terms of the Mortgage in the amounts, with the terms and provisions, and from the insurers set forth therein. If the Property Owners fail to maintain the insurance policies required by the Mortgage, the Servicer shall, in accordance with the Servicing Standards, obtain (subject to provisions of this Indenture concerning Nonrecoverable Advances) such required insurance policies (which may be through the Servicer's master force-placed insurance policy), which policies shall be issued by insurance companies which (i) meet the ratings requirements set forth in the Mortgage or
(ii) are subject to a Rating Agency Confirmation, to the extent available and to the extent the Trustee, as assignee of the Mortgagee, has an insurable interest (as determined by the Servicer in accordance with the Servicing Standards). The cost (including any deductible relating to such insurance) of such required insurance policies (or, in the case of the Servicer's master force-placed policy, the incremental cost (including any related deductible) of such insurance related to the specific Mortgaged Property) shall be paid by the Servicer as a Property Protection Advance. In carrying out the foregoing, the Servicer shall monitor the Property Owners' compliance with the requirements of
Article 13 of the Mortgage and shall advise the Property Owners and the Issuer of any instance where the Servicer believes that the Property Owners are no longer in compliance with Article 13 of the Mortgage. The Special Servicer shall also cause to be maintained on each Mortgaged Property after it becomes a Foreclosed Property all such insurance, to the extent the same is then available at commercially reasonable rates and maintaining such insurance would be in the interest of the Holders in accordance with the Servicing Standards. The cost of any such insurance with respect to a Foreclosed Property will be payable out of amounts on deposit in the REO Property Account or will be advanced absent (in the case of an Advance) a determination of non-recoverability pursuant to
Section 7.17, by the Servicer at the request of the Special Servicer as a Property Protection Advance. Pursuant to Section 7.6, any amounts collected by the Servicer or Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of a Mortgaged Property or property so acquired or amounts released to the applicable Property Owner in accordance with the terms of the Mortgage, the Cash Management Agreement or the Servicing Standards) shall be deposited in accordance with the Cash Management Agreement in the applicable Reserve Account, subject to withdrawal pursuant to Section
7.6. Any costs (including third party costs as described in Section 7.2) incurred by the Servicer or Special Servicer pursuant to this Section shall be reimbursable to the Servicer or Special Servicer pursuant to Section 7.6. Nothing in this Section shall be deemed to require the Servicer or Special Servicer to make a Nonrecoverable Advance.

      (b) The Servicer and Special Servicer shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Indenture, a blanket fidelity bond and an errors and omissions insurance policy, with the Trustee named as certificateholder or loss payee, as applicable, from a provider that is rated at least Aa2 by Moody's or AA by DCR (or if not so rated in such category by the applicable Rating Agency, then an equivalent rating by one additional


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NRSRO) or is subject to a Rating Agency Confirmation and covering the Servicer's and Special Servicer's officers and employees in connection with its activities under this Indenture. The amount of coverage shall be such as is commercially reasonable given the Servicer's and Special Servicer's role hereunder and at least equal to the coverage that is required by applicable governmental authorities having regulatory power over the Servicer and Special Servicer. If no such coverage amounts are imposed by such regulatory authorities, the amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC with respect to the Servicer or Special Servicer if the Servicer or Special Servicer were servicing and administering the Loan and the Mortgage Loan for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Servicer or Special Servicer shall obtain a comparable replacement bond or policy. Coverage of the Servicer or Special Servicer under a policy or bond obtained by an Affiliate of the Servicer or Special Servicer and providing the coverage and continuing for the term required by this Section 7.5 shall satisfy the requirements of this Section 7.5.

      No provision of this Section 7.5 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer or Special Servicer from its duties and obligations as set forth in this Indenture. Promptly following the Closing Date, the Servicer or Special Servicer shall deliver or cause to be delivered to the Trustee a certificate of insurance from the surety, insurer or insurance broker. The Servicer shall promptly provide notice to the Trustee and each Rating Agency of any cancellation, termination, expiration, reduction in amount of, or material change (other than an increase) in, coverage under any such fidelity bond or policy of errors and omissions insurance.

      (c) The Servicer shall approve adjustments and settlements of insurance claims relating to the Mortgaged Properties in accordance with the terms of the Security Documents.

      SECTION 7.6 Application of Funds in Reserve Accounts in Event of Default.

      (a) Upon the occurrence and continuation of an Event of Default, the Special Servicer shall deposit, or cause to be deposited, in the applicable REO Property Account within one (1) Business Day after receipt all revenues received from any Foreclosed Property and all other amounts received by the Special Servicer or Servicer with respect to the Security Documents and the Mortgaged Properties. Amounts so deposited in the REO Property Accounts shall be remitted to the Collection Account in accordance with and to the extent required by the Cash Management Agreement.

      (b) [Intentionally Omitted.]

      (c) Money held by the Servicer hereunder shall be held in trust for the purposes for which it was paid, and shall be segregated from any other monies held by the Servicer, and may be deposited by the Servicer or Special Servicer under such general conditions as may be prescribed by law.

      (d) Payments made with funds obtained by the Special Servicer by liquidating any part of the Collateral shall not constitute a cure of a failure by the Issuer to make a payment for purposes of


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Section 5.1 hereof unless the Event of Default relating thereto is waived in accordance with Section 5.13.

      SECTION 7.7 Realization upon Mortgaged Property.

      (a) Within 60 days following the occurrence of an Appraisal Reduction Event, the Special Servicer shall use its best efforts to obtain an Updated Appraisal of the Mortgaged Properties, the cost of which shall be a Property Protection Advance; provided, however that the Special Servicer shall not obtain such Updated Appraisal for any Mortgaged Property with respect to which there exists an appraisal that is less than twelve months old. The Special Servicer shall calculate the Appraisal Reduction Amount upon the later of 30 days after the occurrence of an Appraisal Reduction Event, if no Updated Appraisal is required under Section 7.7(a), or promptly upon, but in no event more than 30 days after, receipt of an Updated Appraisal. In addition, if the Servicer or Special Servicer is required to make a material Advance not anticipated at the time the Appraisal Reduction Amount was last determined, the Appraisal Reduction Amount shall be determined immediately after the Servicer or Special Servicer makes such Advance.

      Annual updates of such Updated Appraisal will be obtained during the continuance of an Appraisal Reduction Event. Each time an Updated Appraisal is obtained, the Appraisal Reduction Amount shall be recalculated by the Special Servicer based upon such Updated Appraisal. Promptly following any calculation or recalculation of an Appraisal Reduction Amount, the Special Servicer shall notify the Servicer in writing of the amount of such Appraisal Reduction Amount.

      (b) Upon the occurrence and during the continuance of an Event of Default and acceleration of the maturity of the Notes pursuant to Section 5.2 (subject to the rights of Directing Holders pursuant to Section 5.12(a)) (i) the Special Servicer may or (ii) if the Issuer fails to pay the principal of and interest on any Notes on the Maturity Date, the Special Servicer shall (A) exercise the remedies available under Article V hereof, and under the Security Documents, including foreclosing on all or some of the Indenture Collateral, the Mortgaged Properties and the other Mortgage Collateral, to the extent determined appropriate by the Special Servicer in accordance with the Servicing Standards and (B) the Special Servicer shall deliver such notices as may be required by any Leases to the parties entitled thereto. Except in the case of rescission of acceleration in accordance with Article V, to the extent the Special Servicer has determined to foreclose all or some of the Mortgaged Properties the Special Servicer shall liquidate such Mortgaged Properties and other Collateral and transfer the payments to the REO Property Account for disbursement pursuant to the Cash Management Agreement. In addition, upon the occurrence and during the continuance of an Event of Default, or an event which with the giving of notice or the passage of time would become an Event of Default, the Special Servicer may obtain advice from Persons with expertise in the field of distressed real estate, bankruptcy or other relevant fields the cost of which shall constitute a Property Protection Advance. Notwithstanding the foregoing, the Special Servicer shall promptly commence foreclosure following the Maturity Date unless prior to that time the term of the Loan and the Mortgage Loan has been extended with approval of the requisite Holders as described in Section 7.3. Within sixty (60) days after the occurrence and during the continuance of an Event of Default and acceleration of the Loan, the Special Servicer shall prepare, or cause to be prepared, a liquidation


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plan for the Collateral and shall deliver a copy of such plan to the Trustee for distribution to each Holder. Nothing in such plan shall conflict with or alter in any way any of the obligations of the parties to this Indenture. Such liquidation plan shall be deemed approved by the Holders unless, within sixty
(60) days after its delivery, Holders of more than 50% in aggregate principal amount of the Notes then Outstanding object by writings filed with the Trustee to such liquidation plan. If Holders of more than 50% (but less than 100%) in aggregate principal amount of the Notes then Outstanding have objected in writing within such 60-day period, subject to Section 7.7(c), the Special Servicer may take action pursuant to such liquidation plan if it has determined such action to be consistent with the Servicing Standards. If Holders of 100% in aggregate principal amount of the Notes then Outstanding have objected in writing within such 60-day period, the Special Servicer shall not take action in accordance with such liquidation plan subject, however, to its right to propose a new liquidation plan to Holders for approval in accordance with the foregoing procedure. In connection with such foreclosure or other conversion, the Special Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be consistent with the Servicing Standards. At the time the Special Servicer on behalf of the Trustee for the benefit of the Holders takes possession of a Mortgaged Property by foreclosure or otherwise, the Special Servicer may, but shall have no obligation whatsoever to, pay the cost of any capital improvements to the Mortgaged Property if the Special Servicer determines that such expenditures are advisable to protect or, if permitted by Section 33 of the Mortgage, enhance the value of such Mortgaged Property and are in the best interests of the Holders, and any such payment by the Special Servicer shall constitute a Property Protection Advance hereunder. The foregoing is subject to the condition that the Special Servicer shall not be required to expend its own funds to restore any property damaged by an Uninsured Cause.

      (c) Notwithstanding Section 7.7(b), the Special Servicer shall not, on behalf of the Trustee, obtain title to any Mortgaged Property as a result or in lieu of foreclosure or otherwise, and shall not otherwise acquire possession of, or take other action with respect to, such Mortgaged Property, if as a result of any such action, the Special Servicer or the Trustee would be considered to hold title to, be a "mortgagee-in-possession" of, or be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any applicable comparable federal, state or local law, or a "discharger" or "responsible party" thereunder unless the Special Servicer has also previously determined, based on an environmental report prepared at the direction of the Special Servicer by a Person having the qualifications set forth in Section 7.7(d) (a copy of which report shall have been delivered to the Trustee), that such Mortgaged Property does not contain any condition identified in Section 501.04 (or any successor provision) of Part II of the Fannie Mae Multifamily Guide, or that, if any such condition exists, taking such actions as are necessary to bring such Mortgaged Property into compliance with applicable Environmental Laws, or taking such actions as are necessary to contain, clean-up, remove or remediate Hazardous Substances affecting such Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis than not taking such actions.

      Subject to the rights of Directing Holders pursuant to Section 5.12(a), if the Special Servicer has so determined based on satisfaction of the criteria in this Section 7.7(c) that it would be in the best economic interest of the Holders to take any such actions and foreclose or otherwise acquire


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possession of such Mortgaged Property and is otherwise consistent with the
Servicing Standards, the Special Servicer shall notify the Trustee in writing setting forth in reasonable detail the reasons for its determination, and the Trustee, in turn, shall send a copy of the related environmental report and notification to the Holders notifying them of their right to object to such proposed action. Such proposed action shall be taken unless the Trustee (i) shall have received and delivered to the Special Servicer, within thirty (30) days after such notification from the Special Servicer, written instructions from the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes directing it not to take such action; provided, however, that the Special Servicer shall not be required to take any action or refrain from taking any action that would cause it to violate the Servicing Standards; or
(ii) has given the Special Servicer similar written instructions based upon the Trustee's reasonable opinion that there would be a likelihood of the Trustee's individual liability resulting from such action against which it would not be indemnified hereunder.

      (d) Any environmental report contemplated by Section 7.7(c) shall be prepared by any Independent Person who regularly conducts environmental site assessments for purchasers of comparable properties, as determined by the Special Servicer in a manner consistent with the Servicing Standards. The cost of preparation of any environmental site assessment shall qualify as and be reimbursed as a Property Protection Advance.

      (e) If the Special Servicer determines, pursuant to Section 7.7(c), that taking such actions as are necessary to bring a Mortgaged Property into compliance with applicable Environmental Laws, or taking such actions with respect to the containment, clean-up, removal or remediation of Hazardous Substances affecting such Mortgaged Property, is not reasonably likely to produce a greater recovery on a present value basis than not taking such actions, the Special Servicer shall notify the Trustee in writing setting forth in reasonable detail the reasons for its determination and any action which it determines to take, and the Trustee, in turn, shall send a copy of such notification to the Holders notifying them of their right to give contrary direction. The Special Servicer shall take such alternative action as it deems to be in the best economic interests of the Holders, consistent with the Servicing Standards including, without limitation, releasing the lien of the Mortgage with respect to such Mortgaged Property, unless the Trustee has received and delivered to the Special Servicer within thirty (30) days after such notification from the Special Servicer, contrary directions from the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes; provided, however; that the Special Servicer shall not be required to take any action or refrain from taking any action that would cause it to violate the Servicing Standards unless so directed by Holders of not less than 100% in aggregate principal amount of Outstanding Notes. Neither the Trustee nor the Special Servicer shall be obligated to take any action, or refrain from taking any action at the direction of Holders pursuant to this
Section 7.7(e) unless the Holders offer to the Trustee or the Special Servicer, as the case may be, security or indemnification satisfactory to the Trustee or the Special Servicer against the costs, expenses and liabilities that may be incurred with respect to such actions or inaction.

      (f) In connection with any Letter of Credit delivered to the Trustee pursuant to the terms of the Cash Management Agreement, if such Letter of Credit is not renewed or replaced with another Letter of Credit prior to the date that is 20 days prior to its expiration, Trustee (or Servicer on behalf


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of Trustee) shall be entitled to draw upon the full amount of such Letter of
Credit. Funds drawn upon any Letter of Credit shall be deposited in the related Reserve Account for administration in accordance with the Cash Management Agreement.

      SECTION 7.8 Trustee to Cooperate: Release of Original Security Documents.

      From time to time and as appropriate for the servicing or foreclosure of the Loan, the Mortgage Loan, the Mortgaged Properties and the other Mortgage Collateral, the Trustee shall, upon written request of the Servicer or Special Servicer and delivery to the Trustee of a trust receipt in the form of Exhibit E hereto, release or cause to be released originals of any Security Documents being held by it to the Servicer or Special Servicer and shall execute such documents furnished to it as shall, according to an Officer's Certificate of the Servicer, be necessary to the prosecution of any such proceedings. The Servicer or Special Servicer shall promptly return such items to the Trustee (or the Custodian) when the need therefor by the Servicer or Special Servicer no longer exists.

      SECTION 7.9 Title and Management of Foreclosed Property.

      (a) In the event that title to any Mortgaged Property is acquired by the Special Servicer for the benefit of the Holders in foreclosure or by deed-in-lieu of foreclosure or otherwise, the deed or certificate of sale shall be taken in the name of the Trustee, or its nominee, on behalf of the Holders or as otherwise contemplated pursuant to Section 6.18. The Special Servicer, on behalf of the Holders, shall sell any Foreclosed Property as expeditiously as possible in accordance with the provisions of Section 7.10. Subject to Section 7.9(d), the Special Servicer shall retain the entity or entities that were acting as the Property Manager with respect to the Mortgaged Properties immediately prior to the Event of Default, or such other property managers as the Special Servicer shall deem appropriate (the "Manager"), to provide property management services at each of the Foreclosed Properties. In connection with such management, the property manager selected by the Special Servicer shall be entitled to the related Management Fees from the Collateral, and such fees shall be payable in accordance with Section 7.9.

      (b) The Special Servicer and the Manager shall segregate and hold all funds collected and received in connection with the operation of any Foreclosed Property separate and apart from their own funds and general assets and shall deposit all such funds collected and received in connection with the operation of any Foreclosed Property in the REO Property Account to be applied in accordance with the Cash Management Agreement.

      (c) The Special Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Indenture and Servicing Standards, to do any and all things in connection with the Foreclosed Property for the benefit of the Holders on such terms and for such period as the Special Servicer deems to be in the best interests of the Holders and as consistent with the Servicing Standards. In connection therewith, the Special Servicer shall require the Manager to deposit or cause to be deposited within one (1) Business Day after receipt in the REO Property Account all revenues received with respect to all Foreclosed Properties. To the extent such funds are available therefor pursuant to the Cash Management Agreement, the Special Servicer shall


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withdraw from the REO Property Account funds necessary for the proper operation, management and maintenance of the Foreclosed Property, including, but not limited to:

            (i) all insurance premiums due and payable in respect of the Foreclosed Properties;

            (ii) all Impositions in respect of the Foreclosed Properties that could result or have resulted in the imposition of a lien thereon;

            (iii) all amounts that are due and payable under any Ground Lease, any Leases or operating agreements affecting the Foreclosed Properties; and

            (iv) all costs and expenses necessary to preserve the Foreclosed Properties including, but not limited to payment of Management Fees to the related Manager.

To the extent that funds on deposit in the Collection Account or any applicable Reserve Account are insufficient for the purposes set forth in clauses (i) through (iv) above, the Special Servicer shall make a Property Protection Advance, subject to the limitations set forth in Section 7.17.

      (d) The Special Servicer, in the name of the Trustee on behalf of the Holders, shall contract with any Manager for the operation and management of the Foreclosed Properties, provided that no such contract shall impose individual liability on the Trustee, the Special Servicer or the Holders; and provided, further, that:

            (i) the terms and conditions of any such contract shall not be inconsistent herewith (including those set forth in the definition of Management Fee);

            (ii) any such contract shall require, or shall be administered to require, that the Manager (A) pay from revenues of all Foreclosed Properties all costs and expenses incurred in connection with the operation and management of the Foreclosed Properties, and (B) remit all related revenues, net of such costs and expenses, to the Special Servicer for deposit to the REO Property Account as soon as practicable but in no event later than the Business Day immediately following receipt;

            (iii) none of the provisions of this Section 7.9 relating to any such contract or to actions taken by any such Manager shall be deemed to relieve the Special Servicer of any of its duties and obligations to the Trustee on behalf of the Holders with respect to the asset management of the Foreclosed Properties; and

            (iv) such Manager and such contract shall be subject to Rating Agency Confirmation.

      The Special Servicer in the name of the Trustee on behalf of the Holders shall be entitled to enter into any agreement with any Manager related to its duties and obligations hereunder for indemnification of the Special Servicer by such Manager, and nothing in this Indenture shall be deemed to limit or modify such indemnification. The Special Servicer agrees to monitor


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      the performance of the Manager and to enforce the obligations of the
      Manager on behalf of the Trustee in accordance with the Servicing Standards. Expenses incurred by the Special Servicer in connection herewith shall be paid and reimbursed as Property Protection Advances. The Special Servicer shall not serve as Manager, but shall be obligated with respect to any management contact with the Manager to monitor and enforce the Manager's obligations thereunder to the same extent as if the Special Servicer alone were performing all duties and obligations in connection with the operation and management of the Foreclosed Property.

      SECTION 7.10 Sale of Foreclosed Property.

      (a) Promptly after the acquisition of a Foreclosed Property by the Special Servicer in the name of and on behalf of the Trustee, the Special Servicer shall on behalf of the Trustee obtain a full narrative appraisal of such Foreclosed Property from an appraiser (unless there exists and is available to the Special Servicer a full narrative appraisal of such Mortgaged Property performed within the last twelve (12) months and the Special Servicer is not aware of any circumstance that would materially and adversely affect the value of such Mortgaged Property as set forth in such appraisal), the cost of which shall be paid and reimbursed as a Property Protection Advance in order to determine the fair market value of such Foreclosed Property and shall provide copies of such appraisal to the Trustee and the Issuer. The Special Servicer may offer to sell to any Person one or more of the Foreclosed Properties, if and when the Special Servicer determines, consistent with the Servicing Standards, that such a sale would be in the best economic interests of the Holders. The Special Servicer shall give the Trustee not less than five (5) days' prior written notice of its intention to sell any Foreclosed Property and shall accept the highest cash offer received from any Person (which Person shall certify in its offer as to whether it is an Interested Person) for the Foreclosed Property that at least equals the sum of (i) the Allocated Amount for such Foreclosed Property, plus
(ii) all unpaid interest accrued on Notes (based on the weighted average interest rate of the Notes) representing a principal amount equal to the Allocated Amount (or in the event of the sale of more than one Foreclosed Property, the aggregate amount of the Allocated Amounts of all such Foreclosed Properties) from time to time through the date of sale, plus (iii) all amounts owed to the Servicer, the Special Servicer and the Trustee hereunder and the Manager with respect to such Foreclosed Property, and all reasonably estimated Liquidation Expenses. In the absence of any such offer, the Special Servicer shall accept the highest cash offer received from any Person that is not less than the fair market value of the Foreclosed Property as set forth in the most recent full narrative appraisal (prepared by a Qualified Appraiser) of such Foreclosed Property. In the absence of any such offer, the Special Servicer shall offer the Foreclosed Property for sale to any Person other than an Interested Person, in a commercially reasonable manner for a period of not less than ten (10) days nor more than such period as shall be determined by the Special Servicer in accordance with the Servicing Standards, and shall accept the highest cash offer received therefor in excess of the highest cash offer previously submitted. If no such offer is received, any Interested Person may submit an offer for no less than the sum of (i) the Allocated Amount of such Foreclosed Property, plus (ii) all unpaid interest accrued on the Notes (based on the weighted average interest rate of the Notes) representing a principal amount equal to the Allocated Amount (or in the event of the sale of more than one Foreclosed Property, the aggregate amount of the Allocated Amounts of all such Foreclosed


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Properties) and (iii) all other amounts due under the Security Documents, and the Special Servicer shall accept the highest outstanding cash offer, regardless of from whom received and regardless of its amount. No Interested Person shall be obligated to submit an offer to purchase any Foreclosed Property, and notwithstanding anything to the contrary herein, neither the Trustee in its individual capacity nor any of its Affiliates may offer to purchase or purchase any Foreclosed Property.

      (b) Subject to the provisions of Section 7.9, the Special Servicer shall act on behalf of the Trustee for the benefit of the Holders in negotiating and taking any other action necessary or appropriate in connection with the sale of the Foreclosed Properties, including the collection of all amounts payable in connection therewith. Any sale of a Foreclosed Property shall be without warranty by, or recourse to, the Trustee, the Issuer, the Servicer, the Special Servicer, the Holders or any other Person (except for such warranties of title and condition as may be customary under the circumstances of any such sale) and, if consummated in accordance with the provisions of this Section 7.10, neither the Trustee, the Issuer, the Servicer nor the Special Servicer shall have any liability to any Holder with respect to the purchase price thereof accepted by the Special Servicer or the Trustee.

      (c) The proceeds of any sale effected pursuant to Section 7.10(a), after deduction of the expenses incurred in connection therewith, shall be deposited in the REO Property Account in accordance with Section 7.6.

      SECTION 7.11 Servicing Compensation.

      (a) The Servicer shall be entitled to receive as servicing compensation its Servicing Fee, and after the occurrence of a Loan Event and while such Loan Event is continuing, the Special Servicer shall be entitled to receive as servicing compensation its Special Servicing Fee. In addition, each of the Servicer and Special Servicer shall be entitled to reimbursement for all other costs or expenses incurred directly by it in the performance of its duties hereunder other than: (i) fees and expenses of any sub-servicer unless such expenses, if incurred by the Servicer or Special Servicer, would be reimbursable to the Servicer or Special Servicer; (ii) the cost of any fidelity bond or errors and omissions policy required by Section 7.5(b); (iii) overhead expenses of the Servicer and Special Servicer including but not limited to those which may properly be allocable under the Servicer's or Special Servicer's accounting system or otherwise to the Servicer's or Special Servicer's activities under this Indenture or the income derived by it hereunder including the costs to Servicer or Special Servicer associated with employees of the Servicer or Special Servicer performing services in connection with the obligations of the Servicer or Special Servicer hereunder; and (iv) costs and expenses arising from the negligence or willful misconduct of the Servicer or Special Servicer. If a Loan Event ceases following resolution of such Loan Event by a written agreement negotiated by the Special Servicer, the Special Servicer shall


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be entitled to a Work-Out Fee, provided, however, that the Work-Out Fee payable to the Special Servicer under this Indenture shall not exceed $250,000 per occurrence; provided, further, that in the event of a Loan Event pursuant to clause (i) or (ii) of the definition of Loan Event that the Special Servicer has resolved by a written agreement negotiated by it and that it would have earned a Workout Fee but solely for the passage of time after such written agreement had been entered into and is then terminated pursuant to the terms of this Indenture prior to the cessation of such Loan Event, whether or not for cause, such terminated Special Servicer shall be entitled to receive such Workout Fee after its termination and the successor Special Servicer shall have no rights with respect to such Workout Fee. In addition, the Servicer shall be entitled to receive from the related Property Owner as additional servicing compensation an assumption fee in the amount of $5,000 in connection with the administration of each transfer and assumption pursuant to Sections 19.1 or 19.2 of the Mortgage. In addition, the Special Servicer shall be entitled to receive a Liquidation Fee with respect to each Liquidated Mortgaged Property as to which the Special Servicer receives Net Liquidation Proceeds. The Liquidation Fee will be payable from the related Net Liquidation Proceeds.

      (b) No transfer, sale, pledge or other disposition of the Servicer's or Special Servicer's right to receive all or any portion of the fees payable to the Servicer or Special Servicer hereunder shall be made, and any such attempted transfer, sale, pledge or other disposition shall be void, unless such transfer is made to a successor servicer in connection with the assumption by such successor servicer of the duties hereunder pursuant to Section 7.22 or 7.27(a) and all (and not a portion) such fees are transferred to such successor servicer from and after the date of transfer (subject to Section 7.11(a)).

      SECTION 7.12 Reports to the Trustee; Statements to the Issuer.

      (a) After an Event of Default, the Servicer and Special Servicer shall (i) furnish to the Trustee or its designee the originals of all agreements entered into by the Servicer or Special Servicer, as applicable in the name of the Trustee pursuant to this Indenture, (ii) advise the Trustee in writing of any event or circumstance materially affecting the Mortgaged Properties or the interests of the Holders therein coming to the attention of any Servicing Officer of the Servicer or Special Servicer in connection or as a result of the fulfillment by the Servicer or Special Servicer, as applicable of its obligations under this Indenture, and (iii) furnish, and cause any Manager to furnish, to the Trustee or its designee such other reports with respect to the Mortgaged Properties, their condition, tenants, and the income resulting therefrom as the Trustee or its designee may reasonably request in writing.

      (b) On or before 11:00 a.m. (New York time) one Business Day (or two Business Days with respect to the scheduled principal and interest due on the Notes on the related Due Date) prior to each Payment Date the Servicer shall deliver to the Issuer and the Trustee a statement setting forth the information required to be set forth in the Payment Date Statements (other than the information described in items (a), (b), (e), (f) and (m) of the definition thereof), which statement shall be based on information available as of the close of business on the Business Day immediately preceding such date of delivery; provided, however, that the Servicer's obligation to deliver to the Trustee the information set forth in items (j), (k), (l), (o), (q) and (r) of the definition of Payment Date Statement shall not begin until the Business Day preceding the Payment Date which occurs on or after the 90th day following the Closing Date.

      (c) The Trustee shall promptly furnish to each Rating Agency copies of each document or communication furnished to it by the Servicer and/or the Special Servicer pursuant to this Section 7.12.


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      SECTION 7.13 Annual Statement as to Compliance.

      Each of the Servicer and the Special Servicer shall deliver to the Trustee and the Issuer on April 30 of each year (or if such day is not a Business Day, on the next succeeding Business Day), beginning April 30, 2001, an officer's certificate stating as to each signor thereof, (a) that a review of the activities of the Servicer or Special Servicer, as applicable during the preceding calendar year (or since the Closing Date in the case of the first such officer's certificate) and of performance under this Indenture has been made under such officer's supervision and (b) that to the best of such officer's knowledge, based on such review, the Servicer or Special Servicer, as applicable, has fulfilled all of its obligations under this Indenture in all material respects throughout such period, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statements shall be provided by the Servicer to each Rating Agency.

      SECTION 7.14 Annual Independent Public Accountants' Servicing Report.

      On April 30 of each year (or if such day is not a Business Day, on the next succeeding Business Day), beginning April 30, 2001, each of the Servicer and the Special Servicer, at their respective expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, and each Rating Agency to the effect that such firm has examined such documents and records as it deemed necessary and appropriate relating to the Servicer's or Special Servicer, as applicable servicing of the Mortgage Loan under the Indenture or the servicing of mortgage loans similar to the Mortgage Loan under substantially similar agreements for the preceding calendar year (or since the Closing Date in the case of the first such statement) and that, on the basis of such examination conducted substantially in compliance with generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer and Special Servicer, as applicable, complied with the minimum servicing standards identified in the Uniform Single Attestation Program for Mortgage Bankers in all material respects, except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement. Copies of such statement provided to the Trustee by the Servicer or Special Servicer, as applicable shall be provided by the Trustee to any Holder upon request.

      SECTION 7.15 Access to Certain Documentation Regarding the Loan.

      Upon reasonable advance notice, the Servicer or Special Servicer, as applicable shall provide reasonable access during its normal business hours at its offices (i) to the Trustee and any Rating Agency to any information in its possession relating to its servicing of the Loan or the Mortgage
Loan and (ii) subject to the confidentiality restrictions of Section 6.6 and delivery by it of a certificate in the form of Exhibit C hereto to each Holder which is a savings and loan association, bank or insurance company, to certain reports and to information and documentation regarding the Loan or the Mortgage Loan sufficient to permit such Holder, the Office of Thrift Supervision, the FDIC, the


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supervisory agents and the examiners of any such entity to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Notes.

      The Servicer or Special Servicer, as applicable shall provide any inquiring savings and loan association, bank or insurance company desiring to purchase a Note, or a beneficial ownership interest therein, or any Rating Agency at the reasonable request of such association, bank or insurance company or such Rating Agency, to the extent reasonably available to the Servicer or Special Servicer, as applicable, specific information as requested; provided that, the institution (other than a Rating Agency) making such request delivers a Certificate in the form of Exhibit C and agrees to pay the reasonable fees and out-of-pocket expenses incurred by the Servicer or Special Servicer, as applicable in connection therewith.

      SECTION 7.16 Inspections.

      The Servicer (or after the occurrence and during the continuance of a Loan Event or with respect to a Foreclosed Property, the Special Servicer) shall, at its expense, inspect or cause to be inspected each Mortgaged Property at least once each calendar year and furnish to the Trustee upon its request a written report in electronic or hard copy format of the results of any inspection required hereunder. If the Issuer fails to pay any sums due under any Note on or before its due date and such failure is not remedied within five days, or if an inspection is otherwise warranted in accordance with the Servicing Standards, the Servicer or Special Servicer, as applicable shall inspect the Mortgaged Properties (or such of them as the Servicer or Special Servicer, as applicable deems appropriate) within 30 days of the relevant event (or as soon thereafter as is practicable). The cost of inspecting the Mortgaged Properties more than once per year shall be paid by the Issuer upon written request by the Servicer or Special Servicer, as applicable, therefor explaining in reasonable detail the basis for such costs (and if not paid by the Issuer, such cost shall be reimbursable as a Property Protection Advance). If an Event of Default shall have occurred and be continuing, the costs of inspecting the Mortgaged Properties more than once per year shall constitute Property Protection Advances and shall be payable in accordance with Section 5.6 to the extent not otherwise paid pursuant to the Cash Management Agreement.

      SECTION 7.17 Advances.

      (a) On or before each Servicer Advance Date, the Servicer shall make the P&I Advance by depositing in the Payment Account the amount of interest (at the Security Interest Rate) on the Notes and the Principal Installment Amount that is due from the Issuer with respect to the next Payment Date and was delinquent as of 11:00 a.m. (New York time) on such Servicer Advance Date to the extent required under this Section 7.17. If the Servicer fails to make such required P&I Advance on such date in accordance with the terms of this Indenture, which failure shall constitute a Servicer Default (subject to the cure period provided in Section 7.22), the Trustee, (or the Fiscal Agent, if applicable) shall deposit into the Payment Account such P&I Advance amount on the Payment Date; provided that the Trustee (or the Fiscal Agent, if applicable) shall be required to make a P&I Advance only to the extent that the Trustee (or the Fiscal Agent, if applicable) has determined that such P&I Advance, together with interest thereon at the Advance Interest Rate, would not


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constitute a Nonrecoverable Advance; and provided further with respect to any
Payment Date, the amount of any P&I Advance otherwise required under this Indenture shall be reduced, after the occurrence and upon the continuance of an Appraisal Reduction Event and after determination of the Appraisal Reduction Amount, to an amount equal to the product of (i) the amount required to be advanced by the Servicer without giving effect to the related Appraisal Reduction Amount and (ii) a fraction, the numerator of which is the principal balance of the Loan as of the first day of the Interest Period relating to such Payment Date less any such Appraisal Reduction Amounts and the denominator of which is the principal balance of the Loan as of such date. Such determination by the Trustee shall be made on the same basis that the Servicer would make such determination in Section 7.17(d) hereof. All Property Protection Advances shall be made by the Servicer and, to the extent provided for in this Indenture, after the occurrence and during the continuance of a Loan Event, the Special Servicer in a timely manner as necessary and in accordance with the Servicing Standards to the extent required under this Section 7.17. Notwithstanding anything to the contrary contained in this Indenture, if the Special Servicer (i) is required under any other provision of this Indenture to direct or request the Servicer to make a Property Protection Advance or (ii) is otherwise aware a reasonable period in advance that it is reasonably likely that the Special Servicer will incur a cost or expense that will, when incurred, constitute a Property Protection Advance, the Special Servicer shall (in the case of clause (i), and shall use reasonable efforts to (in the case of clause (ii)), request that the Servicer make such Advance, such request to be made in writing and in a timely manner that does not materially and adversely affect the interests of any Holder and at least five Business Days prior to the date on which failure to make such Advance would constitute a Servicer Default pursuant to Section 7.24; provided, however, that the Special Servicer shall have an obligation to make any Emergency Advance; and provided, further, that the Special Servicer shall make any Advance that it fails to timely request the Servicer to make. The Servicer shall have the obligation to make any such Property Protection Advance that it is requested by the Special Servicer to make within five Business Days of the Servicer's receipt of such request and such information and documents as are reasonably necessary for the Servicer to make such Property Protection Advance. Subject to the foregoing, the Special Servicer shall be relieved of any obligations with respect to a Property Protection Advance that it timely requests the Servicer to make (regardless of whether or not the Servicer shall make such Advance), other than an Emergency Advance. With respect to Property Protection Advances, the Servicer shall notify the Trustee, and the Special Servicer shall notify the Servicer and the Trustee, in writing promptly upon, and in any event within one Business Day after, becoming aware that it will be unable to make any Property Protection Advance required to be made pursuant to the terms hereof, shall set forth in such notice the amount of such Property Protection Advance, the Person to whom it will be paid, and the circumstances and purpose of such Property Protection Advance, and shall set forth therein information and instructions for the payment of such Property Protection Advance, and, on the date specified in such notice for the payment of such Property Protection Advance, or, if the date for payment has passed or if no such date is specified, then within five Business Days following such notice, the Trustee (or with respect to a Property Protection Advance required to be made by the Special Servicer, the Servicer, and if the Servicer fails, the Trustee) shall pay the amount of such Property Protection Advance in accordance with such information and instructions; provided that the Servicer or Trustee (or the Fiscal Agent, if applicable) shall be required to make a Property Protection Advance only to the extent that the Servicer or Trustee (or the Fiscal Agent, if applicable) has determined that such Property Protection Advance,


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together with interest thereon at the Advance Interest Rate, would not constitute a Nonrecoverable Advance if made. The Servicer will not be required to make Advances of any principal payable on the Notes (other than Principal Installment Amounts) or of any interest in excess of the applicable Security Interest Rate owed by the Issuer on any Class of the Notes.

      (b) It is understood that the obligation of the Servicer, the Special Servicer and the Trustee to make such Advances is mandatory, subject to the limitations set forth in this Indenture, and shall continue to apply after any modification of the Security Documents pursuant to Section 7.3 hereof, beyond the Maturity Date if a payment default shall have occurred on such date, notwithstanding any other provision of this Indenture, other than the requirement of recoverability, and beyond the insolvency of the Issuer (or any successor Issuer), and shall continue, subject to the determination of recoverability until the earliest of (i) the payment in full of all amounts due under the Notes and the Security Documents and (ii) the date on which all of the Mortgaged Properties become Liquidated Mortgaged Properties; provided, however, that the obligations of the Servicer, the Special Servicer and the Trustee to make Advances hereunder are limited to providing a liquidity facility with respect to the Loan and making certain advances with respect to the preservation of the Mortgaged Properties as expressly set forth in this Indenture and do not constitute insurance or any similar credit enhancement with respect to the Loan or the Notes and in no event shall the Servicer, the Special Servicer and the Trustee be required to advance any Nonrecoverable Advance.

      (c) Interest on each Advance made by the Servicer, the Special Servicer or the Trustee will compound annually and accrue for each day that such Advance is outstanding at a rate of interest equal to the Prime Rate as reported from time to time in the Money Rates Section of the Wall Street Journal (the "Advance Interest Rate") as most recently available for such day on the basis of a year of 360 days and the actual number of days elapsed during the period such Advance is outstanding. The Servicer, the Special Servicer, the Fiscal Agent or the Trustee will be entitled to recover interest payable on Advances as set forth in
Section 5.6, to the extent not otherwise recovered or reimbursed pursuant to the Cash Management Agreement.

      (d) Notwithstanding anything herein to the contrary, the Servicer, the Special Servicer and the Trustee, as applicable, shall be obligated to make an Advance only to the extent that the Servicer, the Special Servicer and the Trustee, as applicable, has determined that such Advance, together with interest thereon at the Advance Interest Rate, would not constitute a Nonrecoverable Advance if made. The Servicer, the Special Servicer and the Trustee is not obligated to advance or pay (i) any principal due on the Notes (other than Principal Installment Amounts, as adjusted in Section 7.17(a)), (ii) any amounts required to cure a failure of any Mortgaged Property to comply with any law, including any applicable Environmental Law, or to investigate (except in connection with the foreclosure or acquisition of a Mortgaged Property as contemplated by Section 7.7(c)), test, monitor, contain, cleanup or remedy an environmental condition present at a Mortgaged Property, (iii) Uninsured Causes,
(iv) the cost of any capital improvements to any Mortgaged Property other than those necessary to prevent an immediate or material loss to the Holders' interests in the Mortgaged Properties, (v) any interest on the Notes in excess of the applicable Security Interest Rate owed by the Issuer on any Class of the Notes, or (vi) any other payments not specified in this Indenture.


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      (e) The determination by the Servicer, the Special Servicer and the
Trustee (or the Fiscal Agent) that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer (in the case of the Servicer or the Special Servicer) as a Responsible Officer (in the case of the trustee), delivered on or before the related Servicer Advance Date in the case of a P&I Advance or before the fifth Business Day after determination that an Advance would be a Nonrecoverable Advance in the case of any other Advance, to the Servicer (in the case of the Special Servicer), Trustee and the Issuer (in the case of the Servicer or Special Servicer) or the Servicer and the Issuer (in the case of the Trustee), and detailing the reasons for such determination, which in each case shall be accompanied by copies of any engineers' reports, environmental surveys, other third party reports or other information relevant thereto that were used by the Servicer, Special Servicer or Trustee (or the Fiscal Agent) to support its determination that any Advance would be non-recoverable. The costs of any such reports, surveys or other information used by the Servicer, Special Servicer or the Trustee (or the Fiscal Agent) in making the determination that an Advance is or would be a Nonrecoverable Advance shall be an expense of the Holders or shall constitute a Property Protection Advance if paid by the Servicer, Special Servicer or the Trustee from its own funds. The Trustee and the Fiscal Agent shall be entitled to conclusively rely upon any determination by the Servicer or Special Servicer that any advance if made would be a Non-Recoverable Advance.

      (f) All Advances shall be repaid in the order in which originally advanced, and Advances owed to any prior Servicer, Special Servicer or Trustee shall be repaid in full, with interest, prior to the repayment of Advances made by the successor Servicer, Special Servicer or Trustee; provided, however, that if the Trustee (or the Fiscal Agent) has made an Advance, it shall be repaid in full, with interest, prior to the repayment of any Advance made by any other Servicer or Special Servicer. Any Advance made by the Fiscal Agent on behalf of the Trustee will not constitute a default of the Trustee hereunder.

      SECTION 7.18 Appointment of Special Servicer.

      (a) Midland Loan Services, Inc. is hereby appointed as the initial Special Servicer to service the Loan and Mortgage Loan after the occurrence and during the continuance of a Loan Event.

      (b) The appointment of any such successor special servicer, shall not relieve the Servicer or the Trustee of their respective obligations to make Advances as set forth herein; provided, however, neither the Servicer nor the Trustee shall be liable for any actions or any inaction of such successor special servicer. Any termination fee payable to a terminated Special Servicer by the Directing Holders (and it is acknowledged that there is no such fee payable in the event of a termination of Midland Loan Services, Inc. as Special Servicer or in the event of a termination for breach of this Agreement) shall be paid by the Holders so terminating the Special Servicer.

      (c) No termination of the Special Servicer and appointment of a successor special servicer shall be effective until the successor special servicer has assumed all of its responsibilities, duties and liabilities hereunder pursuant to a writing satisfactory to the Trustee and each Rating Agency, as


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evidence in writing, and the Trustee has received a Rating Agency Confirmation.
Any successor special servicer shall make the representations and warranties provided for in Section 7.28 mutatis mutandis.

      SECTION 7.19 Transfer of Servicing Between Servicer and Special Servicer, Record Keeping.

      (a) Upon the occurrence of a Loan Event, the Servicer shall promptly give notice thereof to the Special Servicer and the Trustee and shall use its reasonable best efforts to provide the Special Servicer with all information, documents (but excluding the original documents constituting the Security Documents) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Loan and the Mortgage Loan either in the Servicer's or any of its directors', officer', employees', affiliates' or agents' possession or control or otherwise available to the Servicer without undue burden or expense, and reasonably requested by the Special Servicer to enable it to assume its duties hereunder with respect thereto without acting through a sub- servicer. The Servicer shall use its reasonable best efforts to comply with the preceding sentence within five Business Days of the date of the occurrence of a Loan Event and in any event shall continue to act as Servicer and administrator of the Loan and the Mortgage Loan until the Special Servicer has commenced the servicing of the Loan and the Mortgage Loan, which shall occur upon the receipt by the Special Servicer of the information, documents and records referred to in the preceding sentence. After the occurrence of a Loan Event, the Servicer shall instruct the Property Owners to continue to remit all payments in respect of the Mortgage Loan to the Servicer. The Servicer or Special Servicer, as applicable, may agree that, notwithstanding the preceding sentence, after the occurrence of a Loan Event, the Servicer shall instruct the Property Owners to remit all payments in respect of the Mortgage Loan to the Special Servicer, provided that the payee in respect of such payments shall remain the Servicer. The Special Servicer shall remit to the Servicer any such payments received by it pursuant to the preceding sentence within one Business Day of receipt. The Servicer shall forward any notices it would otherwise send to the Property Owners or the Issuer to the Special Servicer who shall send such notice to the Property Owners or the Issuer.

      Upon determining that a Loan Event is no longer continuing, the Special Servicer shall immediately give notice thereof to the Servicer and the Trustee, and upon giving such notice, the Special Servicer's obligation to service the Loan and the Mortgage Loan shall terminate and the obligations of the Servicer to service and administer the Loan and the Mortgage Loan shall resume. In addition, if the Property Owners have been instructed, pursuant to the last sentence of the preceding paragraph, to make payments to the Special Servicer, upon such determination, the Special Servicer shall instruct the Property Owners to remit all payments in respect of such directly to the Servicer.

      (b) The Special Servicer shall provide to the Trustee originals of documents (to the extent such documents are in the possession of the Special Servicer) and copies of any additional documents related to the Loan or the Mortgage Loan information, including correspondence with the Issuer and the Property Owners, and the Special Servicer shall promptly provide copies of all of the foregoing


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to the Servicer as well as copies of any analysis or internal review prepared by or for the benefit of the Special Servicer.

      (c) After the occurrence and during the continuance of a Loan Event, and not later than 11:00 a.m. New York time on the Business Day preceding each date on which the Servicer is required to furnish a report under Section 7.12 to the Trustee, the Special Servicer shall deliver to the Servicer, with a copy to the Trustee, a written statement describing, (i) the amount of all payments on account of interest received on the Loan and Mortgage Loan, the amount of all payments on account of principal, on the Loan and Mortgage Loan, the amount of Net Insurance Proceeds and Net Liquidation Proceeds received with respect to the Loan and Mortgage Loan and (ii) such additional information relating to the Loan and Mortgage Loan as the Servicer or Trustee reasonably requests to enable it to perform its duties under this Agreement including but not limited to files and reports in formats approved by the Commercial Mortgage Securities Association or any successor organization which are customarily delivered by special servicers in commercial mortgage- backed securitization transactions.

      (d) Notwithstanding the provisions of the preceding subsection (c), the Servicer shall maintain ongoing payment records with respect to the Loan and Mortgage Loan and shall provide the Special Servicer with any information reasonably required by a the Special Servicer to perform its duties under this Agreement. The Special Servicer shall provide the Servicer with any information reasonably required by the Servicer to perform its duties under this Agreement.

      (e) The Servicer shall maintain all records with respect to the Loan and Mortgage Loan if the Mortgage Loan or the Loan is defeased and/or prepaid.

      SECTION 7.20 Rights of the Issuer with Respect to the Servicer.

      The Servicer and Special Servicer shall afford the Issuer or any Rating Agency, upon reasonable notice, during normal business hours access to all records regarding payments made with respect to the Loan and the Notes and with respect to any Advances made by the Servicer or the Special Servicer, including those in electronic form, maintained by the Servicer or Special Servicer as required hereunder and access to Servicing Officers of the Servicer or Special Servicer responsible for such records. Upon request, the Servicer or Special Servicer shall furnish the Issuer or any Rating Agency with the most recent publicly available financial statements of Servicer (or its corporate parent) or Special Servicer (or its corporate parent). The Issuer shall not have any responsibility or liability for any action or failure to act by the Servicer or Special Servicer and is not obligated to supervise the performance of the Servicer or Special Servicer under this Indenture or otherwise.

      SECTION 7.21 Limitation on the Liability of the Servicer and Others.

      (a) None of the Servicer, the Special Servicer, nor any of their respective directors, officers, employees, Affiliates or agents shall be under any liability to the Trustee or the Holders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment; provided, however, that this provision shall not protect the


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Servicer, the Special Servicer or any such other Person against any breach of warranties or representations made herein by the Servicer or Special Servicer, as applicable, or any liability which would otherwise be imposed by reason of willful misconduct, bad faith or negligence in the performance of the Servicer's or Special Servicer's, as applicable duties or by reason of negligent disregard of the Servicer's or Special Servicer's, as applicable, obligations and duties hereunder. The Servicer, the Special Servicer and any of their respective directors, officers, employees, Affiliates or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer, the Special Servicer, and any of their respective directors, officers, employees or agents (each, a "Servicer Indemnified Party" and, collectively, the "Servicer Indemnified Parties") shall be indemnified by the Issuer and held harmless against any loss, liability, claim, demand or expense relating to this Indenture, the Loan, the Mortgage Loan, the Mortgaged Properties, or the Security Documents, other than any loss, liability or expense incurred by reason of willful misconduct, bad faith or negligence in the performance by the Servicer or Special Servicer, as applicable, of its duties hereunder or by reason of negligent disregard of the Servicer or Special Servicer, as applicable, of its obligations and duties hereunder; provided, however, that if it is found that any such claim or liability has resulted from the bad faith, willful misconduct or negligence of the Servicer or Special Servicer, as applicable, in the performance by the Servicer or Special Servicer, as applicable, of its duties hereunder, such Servicer Indemnified Party shall repay such portion of the reimbursed amounts that is attributable to expenses incurred in relation to its act or omission which is the subject of such finding. If any Servicer Indemnified Party is entitled to receive indemnification hereunder with respect to any such action or proceeding brought by a third party, the Issuer shall be entitled to assume the defense of any such action or proceeding with counsel reasonably satisfactory to such Servicer Indemnified Party who shall not, except with the consent of such Servicer Indemnified Party, be counsel to the Issuer. Upon assumption by the Issuer of the defense of any such action or proceeding, such Servicer Indemnified Party shall have the right to participate in such action or proceeding and to retain its own counsel, but the Issuer shall not be liable for any legal fees or expenses subsequently incurred by such Servicer Indemnified Party in connection with the defense thereof unless (i) the Issuer has agreed to pay such fees and expenses or (ii) counsel provided by the Issuer pursuant to the foregoing is counsel to the Issuer and such Servicer Indemnified Party shall have been advised by such counsel that representation of such Servicer Indemnified Party by such counsel provided by the Issuer pursuant to the foregoing would be inappropriate due to actual or potential conflicting interests between the Issuer and such Servicer Indemnified Party, including situations in which there are one or more legal defenses available to such Servicer Indemnified Party that are different from or additional to those available to the Issuer; provided, however, that the Issuer shall not, in connection with any such action or proceeding, or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time, in addition to any local counsel, for all such Servicer Indemnified Parties. No Issuer shall consent to the terms of any compromise or settlement of any action defended by the Issuer in accordance with the foregoing without the prior consent of the Servicer Indemnified Party. No Issuer shall be required to indemnify any Servicer Indemnified Party for any amount paid or payable by such Servicer Indemnified Party in settlement of any action, proceeding or investigation without the prior written consent of the Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by any Servicer Indemnified Party of notice of its involvement (or the involvement of any of


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its affiliates or such affiliate's directors, officers, shareholders, agents or employees) in any action, proceeding or investigation, such Servicer Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against the Issuer hereunder, notify the Issuer in writing of such involvement, but the failure of such Servicer Indemnified Party to provide such notice shall neither cause the forfeiture of the right to receive indemnity hereunder nor limit such right, except to the extent, if any, that the Issuer is prejudiced by the failure of the Servicer Indemnified Party to promptly give such notice. This indemnity shall survive termination or resignation of the Servicer or Special Servicer or termination of the Indenture.

      Neither the Servicer nor the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties under this Indenture or which in the Servicer's or Special Servicer's opinion may involve it in any expense or liability; provided, however, that, subject to the rights of the Directing Holders set forth in
Section 5.12(a), the Servicer or Special Servicer may, in its discretion, undertake any such action which it may deem necessary or desirable in respect of this Indenture and the rights and duties of the parties hereto and the interests of the Holders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer payable from the Collateral. The indemnification provided herein is limited in each case to actual damages and does not extend to consequential damages.

      (b) Each of the Servicer and the Special Servicer agrees, with respect to its actions and omissions and those of its agents (but, not with respect to the actions or omissions of any other Person), to indemnify the Trustee and the Holders and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses (including reasonable attorneys' fees) that the Trustee and/or the Holders may sustain in connection with this Indenture related to the willful misconduct, bad faith and/or negligence by the Servicer or Special Servicer, in the performance of duties by the Servicer or Special Servicer hereunder or by reason of negligent disregard of obligations and duties by the Servicer or Special Servicer, as the case may be, except that neither the Servicer nor the Special Servicer shall be liable for losses (i) that arise from events occurring or conditions existing prior to the date of this Indenture; (ii) which were known to the Trustee but not disclosed to the Servicer or Special Servicer and as to which an employee or agent of the Servicer or Special Servicer performing the duties of the Servicer or Special Servicer hereunder did not otherwise have knowledge, unless such failure to have such knowledge resulted from such Person's negligence, bad faith or misconduct;
(iii) which are caused by Servicer's or Special Servicer's inability to perform because of the unavailability of funds in the Deposit Account or the Collection Account or any Reserve Accounts or because any Advance would be a Nonrecoverable Advance; or (iv) which are caused by any action or inaction taken by the Servicer or Special Servicer in accordance with the express recommendation or at the direction of Trustee or due to the negligence, bad faith or misconduct of the Trustee; provided, that such indemnity is limited to actual damages and shall not cover consequential damages. The Trustee shall immediately notify the Servicer or Special Servicer, as applicable, if a claim is made with respect to this Indenture or the Loan entitling the Trustee or the Holders to indemnification hereunder, whereupon the Servicer or Special Servicer, as applicable, shall assume the defense of any such claim (with counsel reasonably satisfactory to the Trustee) and pay all expenses in connection


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therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Servicer or Special Servicer shall not affect any rights the Trustee or the Holders may have to indemnification under this Indenture or otherwise except to the extent the Servicer or Special Servicer is prejudiced by such failure. Such indemnity obligation shall survive the termination of the Trustee and the Servicer or Special Servicer hereunder and the termination of this Indenture. Neither the Servicer nor the Special Servicer shall be required to indemnify the Trustee and the Holders for any amount paid or payable by either of them in settlement of any action, proceeding or investigation without the prior written consent of the Servicer or Special Servicer, as applicable, which consent shall not be unreasonably withheld.

      SECTION 7.22 Servicer and Special Servicer Not to Resign; Termination of Servicer by Holders.

      (a) Subject to the provisions of Section 7.23, neither the Servicer nor the Special Servicer shall resign from its obligations and duties hereby imposed on it, except (a) upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict with applicable law, or (b) upon thirty (30) days notice to the Trustee provided, that upon appointment of a successor servicer meeting the qualifications described in this
Section 7.22(a) and Section 7.27 is appointed. Any determination permitting the resignation of the Servicer or Special Servicer upon a determination that its duties hereunder are no longer permissible under applicable law or are in material conflict with applicable law must be evidenced by an Opinion of Counsel to such effect obtained by the Servicer or Special Servicer (at the Servicer's or Special Servicer's expense) and delivered to the Trustee and the Issuer. No resignation by the Servicer or Special Servicer under this Indenture shall become effective until the Trustee, in accordance with Section 7.27 hereof, or a successor Servicer or Special Servicer shall have assumed the Servicer's or Special Servicer's responsibilities and obligations. Any such successor Servicer or Special Servicer shall satisfy the requirements set forth in the fourth sentence of Section 7.27(a) (other than clause (iii) of such section). The Servicer or Special Servicer may assign its rights and delegate its duties hereunder to a directly or indirectly wholly owned subsidiary of the Servicer or Special Servicer provided such assignment is consented to in writing by the Trustee (which consent shall not be unreasonably withheld).

      (b) Upon the occurrence and continuance of a Servicer Default, the Trustee may, and on the written request of the Holders of Notes evidencing, in the aggregate, no less than 25% of the Outstanding aggregate principal amount of the Notes, shall, terminate the Servicer or Special Servicer, as applicable, under this Indenture and replace the Servicer or Special Servicer, as applicable, with a successor servicer having the qualifications set forth in Section 7.27; provided, however, that such replacement shall not terminate any rights (including rights to any amounts owed to the Servicer or Special Servicer under this Indenture or any other Security Documents) and obligations accrued prior to such replacement and provided, further, that the Holders shall not be entitled to terminate the Servicer or Special Servicer under this Section 7.22(b) unless the successor servicer or successor special servicer reimburses the Servicer or Special Servicer, as applicable, for all outstanding unreimbursed Advances made by the Servicer or Special Servicer and interest thereon,


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whereupon such successor servicer or successor special servicer shall be entitled to reimbursement of such Advances from the Collateral pursuant to this Indenture to the same extent as the prior Servicer or Special Servicer would have otherwise been entitled. In connection with any termination and replacement of the Servicer or Special Servicer, the Trustee shall make such arrangements for the compensation of the successor servicer or successor special servicer as it shall deem reasonable and, if such compensation is in excess of the compensation being paid the Servicer or Special Servicer hereunder, such compensation shall be approved by the Holders of no less than 66-2/3% of the Outstanding aggregate principal amount of the Notes and, if no Event of Default has occurred and is continuing, the Issuer; provided that if the Holders select a successor Servicer or successor Special Servicer the Holders will also be responsible for negotiating the compensation to be paid to such successor Servicer or successor Special Servicer in accordance with the foregoing.

      SECTION 7.23 Merger or Consolidation of the Servicer.

      The Servicer and the Special Servicer shall each keep in full effect its existence and rights as a corporation or other entity, as the case may be, under the laws of the jurisdiction of its organization, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary and shall be in compliance with the laws of the State of New York and each such other State to the extent necessary to perform its duties under this Indenture.

      Any Person into which the Servicer or Special Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Servicer or Special Servicer shall be a party, or any Person succeeding to substantially all business of the Servicer or Special Servicer (which may be limited to the commercial mortgage servicing business of the Servicer or Special Servicer), shall be a permitted successor of the Servicer or Special Servicer, as the case may be, hereunder and shall be deemed to have assumed all of the liabilities and obligations of the Servicer or Special Servicer, as applicable, hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto (other than such Person), anything herein to the contrary notwithstanding; so long as (i) the successor or surviving Person to the Servicer or Special Servicer shall agree in writing to service the Loan and the Mortgage Loan in accordance with this Indenture and (ii) such successor has been affirmed by Rating Agency Confirmation.

      SECTION 7.24 Servicer Default.

      "Servicer Default," wherever used herein, means any one of the following events (whatever the reason for such Servicer Default and whether it is voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) :

            (i) any failure by the Servicer or Special Servicer to remit to the Trustee when due any Advance or to remit to any other Person or entity to which it is payable any other payment required to be so made or remitted by it under the terms of this Indenture or the Cash Management Agreement which, with respect to remittances or Advances to the Trustee


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      or to the Payment Account, are not cured by 11:00 a.m. on the related
      Payment Date or Maturity Date, as applicable, provided, however, that in the event the Servicer or Special Servicer fails to make any such remittance or Advance required to be made by the Servicer or the Special Servicer to the Payment Account on the Business Day immediately preceding the Payment Date or, as applicable, on the Business Day immediately preceding the Maturity Date, the Servicer or the Special Servicer shall pay to the Trustee for the account of the Trustee interest on any amount not timely remitted at the Prime Rate from and including the first Business Day prior to the Payment Date or the Maturity Date, as applicable, to but not including the date such remittance is actually made; or

            (ii) any failure by the Servicer or Special Servicer to observe or perform in any material respect any other of the Servicer's or Special Servicer's covenants or agreements contained in this Indenture or the Cash Management Agreement, which failure shall continue unremedied for a period of thirty (30) days after the date on which written notice of such failure shall have been given to the Servicer or Special Servicer by the Trustee; provided that in the case of any such failure that is susceptible to cure, but that cannot with diligence be cured within such 30-day period, if the Servicer or Special Servicer will have promptly commended to cure the same within such 30-day period and thereafter (as evidenced by a certificate of a Servicing Officer), prosecutes the curing thereof with diligence, the period within which such failure may be cured will be extended for such further period as will be reasonably necessary for the curing thereof, such period not to exceed an additional 30 days; or

            (iii) a representation or warranty of the Servicer or Special Servicer set forth in this Indenture or the Cash Management Agreement shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Holders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within thirty (30) days after the date on which written notice thereof shall have been given to the Servicer or Special Servicer by the Trustee; provided that in the case of any such failure that is susceptible to cure, but that cannot with diligence be cured within such 30-day period, if the Servicer or Special Servicer will have promptly commenced to cure the same within such 30-day period (as evidenced by a certificate of a Servicing Officer) and thereafter prosecutes the curing thereof with diligence, the period within which such failure may be cured will be extended for such further period as will be reasonably necessary for the curing thereof, such period not to exceed an additional 30 days; or

            (iv) the entry of a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings against the Servicer or Special Servicer, or for the winding-up or liquidation of the Servicer's or Special Servicer's affairs, and such decree or order remains unstayed and in effect for a period of sixty (60) days; or


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            (v) the consent by the Servicer or Special Servicer to the appointment of a conservator or receiver or liquidator or liquidating committee in any insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Servicer or Special Servicer or of or relating to all or substantially all of its property; or

            (vi) Moody's places the ratings of any Class of the Securities on a "watch" status in contemplation of a ratings downgrade or withdrawal (or Moody's has downgraded or withdrawn any Class of Securities), citing servicing concerns with respect to the Servicer or the Special Servicer, as applicable, as the sole or a contributing factor in such rating action and the Servicer or the Special Servicer, as applicable, shall not have resolved all such matters to the satisfaction of Moody's within sixty (60) days (or such longer time period as may be agreed in writing by Moody's) after such placement on "watch" status; or;

            (vii) the Trustee receives notice from DCR that failure to remove the Servicer or the Special Servicer will result in the downgrade or withdrawal of the ratings of any Class of the Securities by DCR and the Servicer or Special Servicer, as applicable, shall not have resolved such matter to the satisfaction of DCR within 60 days (or such longer period as may be granted by DCR) after such notice.

      Subject to Section 7.22(b), if (A) a Servicer Default due to any action or inaction of the Servicer or Special Servicer shall occur, (B) any of the representations or warranties of Servicer or Special Servicer are breached in any material respect and, as a result thereof, a Servicer Default occurs, or (C) the Servicer or Special Servicer fails to carry out any other of its obligations under this Indenture or the Cash Management Agreement and, as a result thereof, a Servicer Default occurs or (D) a Servicer Default occurs under clause (vi) or
(vii) above, then, and in each and every such case, so long as such Servicer Default shall not have been remedied, the Trustee either (i) may, or (ii) in the event of Servicer Default under (D) above or, upon the written direction of the Holders of Notes evidencing, in the aggregate, not less than 25% of the Outstanding principal amount of the Notes, shall terminate all of the rights and obligations of the Servicer or Special Servicer, as applicable hereunder other than rights (including rights to any amounts owed to it under this Indenture or any other Security Documents) and obligations accrued prior to such termination by notice in writing to the Servicer or Special Servicer (with a copy to each Rating Agency).

      If a Responsible Officer of the Trustee shall obtain knowledge of any Servicer Default hereunder, the Trustee shall immediately notify the Servicer or Special Servicer, as applicable, of the occurrence of such Servicer Default. Upon the occurrence and continuation of any Servicer Default hereunder known to a Responsible Officer of the Trustee, the Trustee shall give each Rating Agency and the Issuer written notice of the occurrence thereof. Within ten (10) days after a Responsible Officer of the Trustee obtains actual knowledge of the occurrence of any Servicer Default, the Trustee shall transmit by mail to all Holders notice of such Servicer Default, unless such Servicer Default shall have been cured or waived.


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      On or after the receipt by the Servicer or Special Servicer, as applicable, of written notice of termination, all authority, power and obligations of the Servicer or Special Servicer, as applicable, under this Indenture (other than its capacity, if any, as a Holder) shall pass to and be vested in the Trustee in its capacity as successor Servicer or Special Servicer, as applicable, hereunder pursuant to and under this Section including, without limitation, the obligation to make Advances hereunder pursuant to Section 7.17. The Servicer and Special Servicer agree to provide to the Trustee promptly (and in any event no later than five Business Days subsequent to such notice) all documents and records, including those in electronic form, requested by it to enable it to assume the Servicer's or Special Servicer's, as applicable, obligations hereunder, and to cooperate with the Trustee in effecting the termination of the Servicer's or Special Servicer's, as applicable, responsibilities and rights hereunder, including, without limitation, the transfer within one Business Day to the Trustee or its duly appointed agent or any successor appointed by it for administration by it of all cash and other securities then held in the Deposit Account, the Collection Account or any of the Reserve Accounts maintained pursuant to the Cash Management Agreement and any other cash received by the Servicer or Special Servicer under the Loan or the Security Documents and which shall at the time have been or should have been credited by the Servicer or Special Servicer to the Payment Account or thereafter received with respect to the Loan (provided, however, that notwithstanding anything to the contrary in this Section, the Servicer and Special Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Indenture and the other Security Documents on or prior to the date of such termination, whether in respect of Advances or otherwise in accordance with the terms hereof). All reasonable costs and expenses (including attorneys' fees) incurred by the Trustee, the Issuer or the Holders in connection with the appointment of a successor Servicer or Special Servicer, including, but not limited to, transferring originals of the Security Documents to the successor Servicer or Special Servicer and, if applicable, amending this Indenture to reflect such succession as Servicer or Special Servicer pursuant to this Section shall be paid by the predecessor Servicer or Special Servicer upon presentation of reasonable documentation of such costs and expenses to the Trustee; provided, however that all such costs and expenses shall be paid by the Directing Holders in the event that the Special Servicer is terminated pursuant to Section 5.12(d) and no Servicer Event of Default has occurred or is continuing. If not paid by the predecessor Servicer or Special Servicer within sixty (60) days after the request therefor, such costs and expenses shall be advanced by the Issuer, who shall then be entitled to reimbursement therefor from the predecessor Servicer, predecessor Special Servicer or Directing Holders as applicable.

      SECTION 7.25 Remedies of Trustee.

      During the continuance of any Servicer Default and so long as such Servicer Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.22 and/or 7.24 and elsewhere in this Indenture, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Holders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim, debt and other papers in connection therewith). Except as otherwise expressly provided in this Indenture, no remedy provided for by this Indenture shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or


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omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Servicer Default.

      SECTION 7.26 Directions by Holders and Duties of Trustee During Servicer Default.

      During the continuance of any Servicer Default, Holders of Notes evidencing, in the aggregate, not less than a majority of the Outstanding principal of the Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Indenture (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (ii) the terminating of the Servicer or Special Servicer or any successor Servicer or Special Servicer from its rights and duties as Servicer or Special Servicer hereunder) at the request, order or direction of any of the Holders, unless such Holders shall have offered the Trustee security or indemnification satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby and, provided, further, that the Trustee shall have the right to decline to follow any such direction if the Trustee determines that the action or proceeding so directed may not lawfully be taken (such determination to be evidenced by an Opinion of Counsel obtained by the Trustee and delivered to the Holders of the Notes making such direction, with a copy to the Servicer or Special Servicer and the Issuer; the cost of such Opinion of Counsel to be payable by the Issuer in accordance with Section 6.5), if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Holders or if the Trustee determines that the action or proceeding is not consistent with the Servicing Standards.

      SECTION 7.27 Trustee to Act; Appointment of Successor.

      (a) On and after the time the Servicer or Special Servicer receives a notice of termination pursuant to Section 5.12(d) or Section 7.24 or the Trustee receives the resignation of the Servicer or Special Servicer in accordance with
Section 7.22(a) (unless a successor is appointed pursuant to Section 7.22), the Trustee shall be the successor in all respects to the Servicer or Special Servicer, as the case may be, in its capacity as Servicer or Special Servicer, as the case may be, under this Indenture and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer or Special Servicer, as the case may be, accruing after such termination; provided, however, that the Trustee shall not succeed to the duties and responsibilities of the Servicer or Special Servicer unless it shall be an "approved" servicer as determined by each Rating Agency; and provided, further, however, that any failure to perform such duties or responsibilities caused by the Servicer's or Special Servicer's, as the case may be, failure to comply with
Section 7.22 shall not be considered a default by the Trustee hereunder. In its capacity as such successor, the Trustee shall have the same limitation of liability herein granted to the Servicer or Special Servicer, as the case may be. As compensation therefor, the Trustee shall be entitled to such compensation as the Servicer or Special Servicer, as the case may be, would have been entitled to hereunder if no such notice of termination or resignation had been given (other than amounts due under this Indenture or the other Security Documents prior


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to the date of such termination), including, without limitation, the fees payable hereunder. Notwithstanding anything contained herein, the Trustee may, if it shall be unwilling to so act, or shall, if it is not an "approved" servicer as determined by each Rating Agency or is unable to so act, appoint, any established financial institution or mortgage servicing institution which,
(i) shall be affirmed pursuant to a Rating Agency Confirmation by each of the Rating Agencies, (ii) has a net worth of not less than $15,000,000 and (iii) if no declaration of acceleration of the Loan has occurred, has been consented to in writing by the Issuer, such consent not to be unreasonably withheld (as such consent right to terminate after the expiration of 30 days after request therefore from the Trustee), as the successor to the Servicer or Special Servicer, as the case may be, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer or Special Servicer, as the case may be, hereunder; provided, however, that until such appointment and assumption, the Trustee will continue to perform the servicing obligations pursuant to this Indenture to the extent set forth above. In connection with any such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer or Special Servicer, as the case may be, hereunder unless approved by the Issuer and the Holders of no less than 66-2/3% of the Notes and subject to receipt of Rating Agency Confirmation. In the event that no successor Servicer or Special Servicer has been appointed as provided above, the Trustee shall solicit, by public announcement, bids from commercial finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Within sixty (60) days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Servicer or Special Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer or Special Servicer, as the case may be, at the time of such sale, transfer and assignment to the Servicer's or Special Servicer's, as the case may be, successor, net of any amounts due from the Servicer or Special Servicer, as the case may be, hereunder, which shall be deposited in the Payment Account. If no successor servicer or special servicer shall have been so appointed and have accepted appointment within sixty (60) days after the Trustee receives the resignation of the Servicer or Special Servicer in accordance with Section 7.22, the Trustee may petition any court of competent jurisdiction for the appointment of a successor servicer or special servicer in accordance with the procedures and terms set forth above. The Trustee, the Issuer, the Servicer, the Special Servicer and such successor shall take such action, consistent with this Indenture, as shall be necessary to effectuate any such succession. Neither the Trustee nor any successor Servicer or Special Servicer shall be deemed to be in default of any of its obligations under this Section if and to the extent that such default arises from failure of the Servicer or Special Servicer to timely provide all applicable books, records and other documents necessary to effectuate the sale, transfer or assignment of servicing rights to the Trustee or a successor Servicer or Special Servicer in accordance with this Section.

      (b) Any successor, including the Trustee, to the Servicer or Special Servicer hereunder shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance


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covering errors and omissions in the performance of its obligations as mortgage servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent that the Servicer or Special Servicer is required pursuant to Section 7.5(b).

      (c) Notwithstanding any other provision of this Indenture, no Person (other than the Trustee) shall be appointed as a successor Servicer or Special Servicer unless a Rating Agency Confirmation is obtained.

      SECTION 7.28 Notification to Holders.

      (a) Upon any termination of the Servicer or Special Servicer or appointment of a successor to the Servicer or Special Servicer, in each case as provided herein, the Trustee shall as soon as practicable give written notice thereof to each Rating Agency, to the Issuer and to each of the Holders at its addresses appearing in the Register.

      (b) Any notification to Holders required pursuant to Section 7.24 or
Section 7.22 shall advise the Holders of their rights hereunder.

      SECTION 7.29 Waiver of Past Events of Default.

      Either the Trustee or the Holders of Notes evidencing, in the aggregate, not less than 66-2/3% of the Outstanding Principal of the Notes may, on behalf of all Holders of Notes, waive any Servicer Default hereunder and its consequences; provided, that in the absence of written instructions from all Holders the Trustee shall not waive any Servicer Default (i) consisting of the failure to remit or deposit any interest on the Notes as required by it hereunder, or the failure of the Servicer or Special Servicer to make any Advance as required hereunder, or (ii) in respect of a covenant or provision hereunder that under Article IX hereof cannot be modified or amended without the consent of each Holder or (iii) as described in subsections (vi) or (vii) of
Section 7.24 hereof. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Indenture. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 7.30 Representations and Warranties.

      Each of the Servicer and the Special Servicer hereby represents and warrants to the other parties hereto that as of the Closing Date:

            (i) it has been duly organized and is validly existing under the laws of the State of Delaware and is in compliance with and in good standing as a corporation under the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations in accordance with the terms of this Indenture, except where the failure to so qualify or comply would not materially adversely affect the ability of the Servicer or Special Servicer, as applicable, to perform its obligations hereunder in accordance with the terms of this Indenture;


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            (ii) the execution and delivery of this Indenture by it have been duly authorized by all necessary action on the part of the Servicer or Special Servicer, as the case may be; it is duly authorized under applicable law and its organizational documents to perform its obligations under this Indenture and all action necessary or required therefor has been duly and effectively taken or obtained; none of the execution, delivery or performance of this Indenture, or the consummation of the transactions herein contemplated, or the compliance with the provisions hereof, in each case by the Servicer or Special Servicer, as the case may be, will conflict with or result in a breach of or constitute a default under (A) the terms of any material agreement or instrument to which it is a party or by which it is bound; (B) the organizational documents of the Servicer or Special Servicer, as the case may be; or (C) to its knowledge, the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Servicer or Special Servicer or its properties, as the case may be, which conflict, breach or default in the case of clause
      (A) or clause (C) materially and adversely affects (X) the ability of the Servicer or Special Servicer, as the case may be, to perform its obligations under this Indenture or (Y) the operations or financial condition of the Servicer or Special Servicer, as the case may be;

            (iii) No consent, approval, authorization or order of, or registration or qualification with any court or any regulatory authority or other governmental agency or body is required for the execution, delivery and performance by Servicer or Special Servicer of this Indenture, except such as has been obtained prior to the Closing Date and is in full force and effect;

            (iv) this Indenture has been duly executed and delivered by it and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Servicer or Special Servicer, as the case may be, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, fraudulent conveyance or transfer, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the rights and remedies of creditors generally or by general principles of equity (regardless of whether such enforceability is considered and applied in a proceeding in equity or at law);

            (v) there are no actions, suits or proceedings pending or, to its knowledge, threatened against it, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Indenture or (B) with respect to any other matter which, either in any one instance or in the aggregate, would result in any material adverse change in the business, operations or financial condition of it or would materially impair its ability to perform its obligations under this Indenture;

            (vi) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default could reasonably have consequences that would materially and adversely affect its business, operations or financial condition or could reasonably have consequences that would materially and adversely affect its ability to perform its obligations hereunder; and


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            (vii) it has obtained as of the Closing Date the insurance required to be maintained by it pursuant to Section 7.5(b).

                                  ARTICLE VIII

                                   THE ISSUER

      SECTION 8.1 Reports by the Issuer.

      The Issuer shall, at the expense of the Issuer, promptly deliver to the Trustee with copies to the Servicer and Special Servicer, for distribution by the Trustee to each Rating Agency and, where applicable under Section 6.17, the Initial Purchasers, Holders and owners of beneficial interests in the Notes, copies of all reports and statements to be prepared hereunder and under the Mortgage including, without limitation, the Rule 144A Information as required under Section 3.14.

      SECTION 8.2 Representations, Warranties and Covenants of the Issuer.

      (a) The Issuer hereby represents and warrants to the other parties hereto that as of the Closing Date:

            (i) the Issuer is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction in which it was formed, with full limited liability company power and authority to own the Indenture Collateral, to carry on its business relating to the Indenture Collateral as presently conducted and to enter into and perform its obligations under the Notes, this Indenture and the other Security Documents to which it is a party;

            (ii) the execution and delivery of the Notes, this Indenture and the other Security Documents to which it is a party by the Issuer have been duly authorized by all necessary limited liability company action on the part of the Issuer; neither the execution, delivery and performance of the Notes, this Indenture and the other Security Documents to which it is a party, nor the consummation of the transactions herein or therein contemplated, nor the compliance with the provisions hereof or thereof by the Issuer, will conflict with or result in a breach of, or constitute a default under (A) the terms of any material agreement or instrument to which the Issuer is a party or by which it is bound; (B) the limited liability company agreement of the Issuer; or (C) to the knowledge of the Issuer, the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Issuer; none of the Issuer or any of its Affiliates is a party to, bound by, or in breach of or in violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which, in any such case, would reasonably be expected to have a material adverse effect on the Issuer's ability to perform its obligations under this Indenture or the other Security Documents to which it is a party;


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            (iii) to the Issuer's knowledge, no consent, approval,
      authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental agency or body required for the execution, delivery and performance by the Issuer of its obligations under the Notes, this Indenture or the other Security Documents, except such as has been obtained and is in full force and effect;

            (iv) each of the Notes, this Indenture and each of the other Security Documents have been duly executed and delivered by the Issuer and, assuming due authorization, execution and delivery by the other parties hereto or thereto, as applicable, constitutes a valid and legally binding obligation of the Issuer enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent conveyance or transfer, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (v) there are no actions, suits or proceedings pending or, to the knowledge of the Issuer, threatened against the Issuer, before or by any court or other governmental body (A) with respect to any of the transactions contemplated by this Indenture or any other Security Document or (B) with respect to any other matter which could, if determined adversely to the Issuer, materially and adversely affect its ability to perform its obligations under the Notes, this Indenture and the other Security Documents to which it is a party.

            (vi) The Issuer, on the date hereof and prior to the assignment of the Mortgage Notes and Mortgage Loan to the Trustee, is the sole owner and holder of the Mortgage Notes and has all right, title and interest in and to the Mortgage Collateral as mortgagee, in each case free and clear of any liens, pledges, charges, participation interests and security interests of any nature.

      (b) The Issuer represents, warrants and covenants to the other parties hereto that since the date of its formation it has been and will continue to be a Single Purpose Entity (as defined in the Mortgage) and has and will continue to comply with the separateness covenants attached hereto as Exhibit G.

      Commencing upon the earlier of discovery by the Issuer or receipt of notice by the Issuer of a breach of any representation or warranty set forth in this Section 8.2, the Issuer shall diligently cure such breach in all material respects.


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                                   ARTICLE IX

                       SUPPLEMENTAL INDENTURES; AMENDMENTS

      SECTION 9.1 Supplemental Indentures or Amendments Without Consent of Holders.

      Without the consent of any Holders, the Issuer, when authorized by its members, the Servicer, the Special Servicer (it being understood that the Servicer's and Special Servicer's signature shall not be required for any such supplement or amendment unless the supplement or amendment restricts, changes or impairs the rights of the Servicer or Special Servicer hereunder or under any of the Security Documents or adds to or changes the liability or obligations of the Servicer or Special Servicer hereunder or under any of the Security Documents in any respect) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, or one or more amendments hereto or to the Notes, and the Issuer and the Trustee may enter into any amendments to the Security Documents (other than the Mortgage, the amendment of which is governed by Article 55 thereof), in form satisfactory to the Trustee and the Servicer and Special Servicer (it being understood that the Servicer's and Special Servicer's signature shall not be required for any such supplement or amendment unless the supplement or amendment restricts, changes or impairs the rights of the Servicer or Special Servicer hereunder under any of the Security Documents or adds to or changes the liability or obligations of the Servicer or Special Servicer hereunder or under any of the Security Documents in any respect), for any of the following purposes:

            (1) to add to the covenants of the Issuer for the benefit of the Holders of the Notes or to surrender any right or power herein conferred upon the Issuer; or

            (2) to add any additional Events of Default or Servicer Default; or

            (3) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee or successor Servicer or Special Servicer; or

            (4) to correct any typographical error, to cure any ambiguity, or to cure, correct or supplement any defective or inconsistent provision herein, in the Notes, or in any Security Document, or to conform any such provision to the description thereof in the Offering Memorandum provided such action shall not adversely affect the interests of the Holders of the Notes; or

            (5) to convey, transfer, assign, mortgage or pledge any property to the Trustee so long as the interests of the holders of the Securities would not be adversely affected; or

            (6) to correct any manifestly incorrect description, or amplify the description, of any property subject to the lien of this Indenture or the other Security Documents; or


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            (7) to modify this Indenture as required or made necessary by any change in applicable law, so long as the interests of the holders of the Securities would not be adversely affected.

Any supplemental indenture relating to matters described in clauses (1) through
(3) and (4) above shall be subject to Rating Agency Confirmation.

      SECTION 9.2 Supplemental Indentures or Amendments With Consent of Holders.

      (a) With the consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes, the Issuer, when authorized by its members, the Servicer, the Special Servicer (it being understood that the Servicer's and Special Servicer's signature shall not be required for any such supplement or amendment unless the supplement or amendment restricts, changes or impairs the rights of the Servicer or Special Servicer hereunder or under any of the Security Documents or adds to or changes the liability or obligations of the Servicer or Special Servicer hereunder or under any of the Security Documents in any respect) and the Trustee may enter into an indenture or indentures supplemental hereto or one or more amendments hereto for the purpose of adding to any provisions of or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture and the Issuer and the Trustee may enter into any amendments to the Security Documents (other than the Mortgage, the amendment of which is governed by Article 55 thereof); provided, however, that no such supplemental indenture or amendment shall, without the consent of the Holder of each Outstanding Note adversely affected thereby,

            (1) change the Maturity Date of, the principal of, or the due date or amount of any interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon or change the coin or currency in which any Note or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity Date thereof (or, in the case of redemption, on or after the Redemption Date) except as set forth below in Section 9.2(b), or

            (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or for any other reason under this Indenture or reduce the requirements of Section 13.4 for quorum or voting except as set forth below in Section 9.2(b), or

            (3) change any obligation of the Issuer to maintain an office or agency in the places and for the purposes specified in Section 10.2, or

            (4) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby, or


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            (5) except as otherwise expressly provided in this Indenture or in the Mortgage, deprive any Holder of the benefit of a first priority security interest in the Mortgaged Properties, or

            (6) modify the provisions of this Indenture relating to payments on the Securities except as set forth below in Section 9.2(b);

            (7) release from the lien of the Indenture all or any part of the Indenture Collateral except as described in this Indenture or the Mortgage;

            (8) modify the Servicing Standards; or

            (9) authorize the Trustee to agree to delay the timing of, or reduce the payments to be made on, the Notes except as described herein.

      (b) Notwithstanding the foregoing provisions of Section 9.2(a), if (A) there exists an Event of Default or an Event of Default is reasonably foreseeable and (B) the Special Servicer has obtained the consent of the Holders of not less than 66 2/3% of the aggregate principal amount of the Directing Holders, the Special Servicer may forgive any payment of principal or interest on the Notes or significantly accelerate or defer payment of principal or interest thereon, subject however to each of the following limitations, conditions and restrictions: (i) no reduction in the interest rate or reduction or delay of any interest payment or forgiveness of interest may result in a shortfall of interest to any class of Notes other than the Directing Holders unless the Holders of 66 2/3% of the Outstanding aggregate principal amount of such Class of Notes consents thereto; (ii) the Special Servicer may only agree to reductions of principal and/or interest and/or delay payments of principal for periods lasting no more than twelve consecutive months and for no more than two such periods, provided, that no such agreement by the Special Servicer shall permit the delay of any principal payment to a date later than March 15, 2012 and (iii) the amount of principal forgiven may not exceed 100% of the Class principal balance of the Directing Holders less any shortfalls of interest (other than those with respect to the Directing Holders) and Appraisal Reduction Amounts then outstanding unless Holders of not less than 66 2/3% in aggregate Outstanding principal amount of each affected Class of Notes consents thereto.

      (c) In connection with the execution of any such supplemental indenture or amendment, the Issuer shall obtain and deliver to the Trustee an Opinion of Counsel from counsel experienced in federal income tax matters that the execution of such supplemental indenture will not result in the Notes being treated as having been exchanged for new notes pursuant to Section 1001 of the Code, provided that no such Opinion of Counsel shall be required if such Opinion of Counsel cannot be obtained and that fact is disclosed to the Holder of each Outstanding Note whose consent is required hereunder. It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. No such supplement or amendment of this Indenture or the Notes shall be permitted to the extent that such amendment would cause an outstanding Advance to be a Nonrecoverable Advance.


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      SECTION 9.3 Delivery of Supplements.

      Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.1 or Section 9.2, the Issuer shall mail, first class postage prepaid, a notice to each Holder at the address for such Holder set forth in the Register setting forth in general terms the substance of such supplemental indenture or amendment. Any failure of the Issuer to mail such a notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture. The Trustee also shall mail, first class postage prepaid, a conformed copy of such supplement to each Rating Agency. Any failure of the Trustee to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      SECTION 9.4 Opinion of Counsel.

      If the Trustee determines in the exercise of its good faith judgment that it has doubt as to whether a proposed amendment or supplement to this Indenture is permitted under the terms of Section 9.1 or 9.2 above, the Trustee may require, as a condition to its executing any such amendment or supplement, that the Issuer deliver, at no expense to the Trustee, an Opinion of Counsel confirming that the amendment or supplement in question is permitted under the relevant Section of this Article IX, it being understood that the Trustee does not have any affirmative obligation to request such an opinion.

                                    ARTICLE X

                              COVENANTS; WARRANTIES

      SECTION 10.1 Payment of Principal and Interest.

      The Issuer covenants and agrees for the benefit of the Holders of the Notes that it will duly and punctually pay the principal of, and interest on, the Notes and any fees due and payable in accordance with the terms of the Notes and this Indenture.

      SECTION 10.2 Maintenance of Office or Agency.

      The Issuer will maintain or cause to be maintained an office or agency in the continental United States where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive such respective notices and demands.

      The Issuer may also from time to time designate one or more other offices or agencies outside the United States where the Notes may be presented or surrendered for any or all such purposes and


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may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth in the preceding paragraph. The Issuer will give prompt written notice to the Trustee and prompt notice to the Holders, in accordance with the provisions of Section 1.6, of any such designation or rescission and of any change in the location of such office or agency.

      SECTION 10.3 Paying Agents; Transfer Agent; Money for Note Payments to be Held in Trust.

      The Trustee hereby appoints (on behalf of the Issuer) itself, at its Corporate Trust Office, as Paying Agent, Transfer Agent and listing agent in connection with the Notes. The foregoing appointments may be rescinded at any time by the Trustee giving notice thereof to the Issuer. There may be more than one Paying Agent and Transfer Agent for the Notes at any time, and the Paying Agent and the Transfer Agent may be the same person. All payments made by the Trustee in its capacity as a Paying Agent, will be made by wire transfer to such account as a Holder shall designate by written instructions to be received by the Trustee no less than five (5) Business Days prior to the applicable Regular Record Date).

      The Trustee will cause any Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of and interest on the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of the occurrence and continuance of any Event of Default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal of or interest on the Notes; and

            (3) at any time during the continuance of any such Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      SECTION 10.4 Withholding.

      In respect of the Notes held by United States Aliens, at least ten (10) days prior to the first date of payment of interest on such Notes and at least ten (10) days prior to each Payment Date thereafter, the Issuer will furnish the Trustee and each other Paying Agent with a certificate of an Authorized Person instructing the Trustee and each other Paying Agent whether such payment of principal of or any interest on such Notes shall be made without deduction or withholding for or on account of any tax, assessment or other governmental charge. If any such deduction or withholding


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shall be required, then such certificate shall specify, by country, the amount, if any, required to be withheld on such payment to Holders of such Notes.

      SECTION 10.5 Entity Existence.

      The Issuer represents and agrees that it will do or cause to be done all things necessary and within its control to preserve and keep in full force and effect the existence, rights (contractual and statutory) and franchises of the Issuer. The Issuer represents that neither it nor any Property Owner is in default in the payment of any taxes levied or assessed against any of the Mortgaged Properties under any applicable statute, rule, order or regulation of any governmental authority, under the Notes, this Indenture or any of the other Security Documents to which the Issuer is a party or under any other agreement to which the Issuer is a party or by which the Issuer or any of the Mortgaged Properties is bound.

      SECTION 10.6 Payment of Taxes and Other Claims.

      The Issuer agrees, in its independent capacity, that it will pay or discharge or cause to be paid or discharged (including by application of amounts on deposit in the Tax Escrow Account), before the same shall become delinquent,
(1) all taxes, assessments and governmental charges levied or imposed upon the Mortgaged Properties or upon the income or profits of the Issuer or the Property Owners derived from such Mortgaged Properties, as shown to be due on the tax returns filed by the Issuer or the Property Owners and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the Mortgaged Property, except any such taxes, assessments, governmental charges or claims which the Issuer or the Property Owners is in good faith contesting in appropriate proceedings in accordance with Article 12 of the Mortgage.

      SECTION 10.7 Maintenance of Lien and Recording.

      (a) The Issuer will maintain and preserve the security interest created by this Indenture (in Section 3.1(c)) and each other Security Document to which it is a party (except in connection with a release thereof permitted hereby or thereby) so long as any Note is Outstanding.

      (b) The Issuer will, forthwith after the execution and delivery of this Indenture and thereafter from time to time, cause the Mortgage and any continuation statement or, upon the reasonable request of the Trustee or the Servicer, any additional financing statement or similar instrument relating to the Mortgage or to any property intended to be subject to the lien thereof to be filed, registered and recorded in such manner and in such places as may be required by law in order to publish notice of and fully to protect and perfect the validity thereof or the lien thereof purported to be created upon the property subject thereto and the Issuer will take such actions with respect to the interest and rights of the Trustee in the Collateral as are necessary or reasonably requested by the Trustee or the Servicer to preserve the interest and rights of the Trustee therein. The Issuer will pay or cause to be paid all document, recording, stamp and similar taxes and fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution and acknowledgment of the Mortgage and of any instrument of further assurance, and all taxes (except


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income taxes and franchise taxes of parties other than the Issuer), duties and charges arising out of or incurred in connection with the execution and delivery of such instruments; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any lien or encumbrance affecting the Collateral to the extent such lien or encumbrance is being contested in good faith by appropriate proceedings in accordance with and as permitted by the provisions of Article 12 of the Mortgage. The Issuer will at all times or will cause the Property Owners to preserve, warrant and defend the Trustee's title and right in and to the property included in the Collateral against the claims of all Persons claiming by or through the Issuer or any Property Owner, subject to the Permitted Exceptions.

      SECTION 10.8 Performance and Enforcement.

      (a) The Issuer will faithfully observe and perform, or cause to be observed and performed, all its covenants, agreements, conditions and requirements contained in the Security Documents in accordance with the terms thereof and will maintain the validity and effectiveness of such instruments and the pledge thereof to the Trustee. The Issuer will not take any action, nor permit any action to be taken, that will release any party to such instruments from any of its obligations or liabilities thereunder, or will result in the termination, modification or amendment, or will impair the validity, of any such instruments, except as expressly provided for herein and therein. The Issuer will give the Trustee and the Servicer written notice of any default by any party to any of such instruments promptly after it becomes known to the Issuer.

      (b) Subject to the provisions of the Leases and the Mortgage in the event of a casualty or condemnation resulting in the payment of any proceeds, such proceeds shall be held in trust and applied in accordance with provisions of the Mortgage, the Servicer shall hold such Proceeds as part of the Collateral in an Eligible Account (the "Casualty Account"), in the name of the Servicer as agent for the Trustee, shall invest the funds in the Casualty Account in the manner described in the Cash Management Agreement and shall disburse or apply such Proceeds in accordance with the provisions of Article 15 of the Mortgage.

      (c) The Issuer agrees to undertake any reasonable action necessary to maintain ratings of each Class of the Notes by each of the Rating Agencies (including the payment all Rating Surveillance Charges).

      SECTION 10.9 Negative Covenants.

      The Issuer agrees that it will not incur, create or assume any indebtedness other than the Notes and as otherwise expressly permitted by the provisions of this Indenture and the other Security Documents.

      SECTION 10.10 Statement as to Compliance.

      The Issuer will deliver to the Servicer and the Trustee, within one hundred and twenty (120) days after the end of each fiscal year, an Officer's Certificate, stating that in the course of the


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performance by the signer of such Officer's Certificate of his or her present duties as an officer or authorized signatory of the Issuer such signer would normally obtain knowledge or have made due inquiry as to the existence of any condition or event which constitutes an Event of Default or would constitute an Event of Default after notice or lapse of time or both and that to the best of the signer's knowledge, based on such review, (a) the Issuer has fulfilled all its obligations under this Indenture in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such signer and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to such signer and the nature and status thereof.

      SECTION 10.11 Notices to the Rating Agencies.

      The Servicer shall provide written notice to each of the Rating Agencies of (i) any Event of Default, (ii) any merger, consolidation or sale of substantially all of the assets of the Issuer, and (iii) any amendments to or modifications of this Indenture, in each case to the extent the Servicer has actual knowledge thereof, and the Servicer, upon receipt, shall provide copies (in electronic or hard copy format) to each Rating Agency of all compliance reports delivered pursuant to Section 10.10 hereof and upon request all certificates, financial statements and reports delivered by the Property Owners pursuant to Article 18 of the Mortgage and any other information reasonably requested by the Rating Agencies which the Servicer has in its possession or may obtain without unreasonable expense.

      SECTION 10.12 Resale of Certain Securities.

      During the period beginning on the Closing Date and ending on the date that is two years from the Closing Date, the Issuer will not, and will not permit any of its "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell any Notes which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

                                   ARTICLE XI

                               REDEMPTION OF NOTES

      SECTION 11.1 Applicability of Article.

      (a) All principal, accrued and unpaid interest and other amounts, if any, in respect of the Notes shall be paid in full upon the Maturity Date of the Notes. Upon receipt by the Trustee of amounts corresponding to all principal and accrued and unpaid interest and other amounts owing on the Notes and any other Security Documents upon the Maturity Date, the Trustee shall deposit such monies into the Payment Account and apply such monies as provided in Section 3.5.

      (b) The Notes shall be subject to redemption as set forth in writing to the Trustee:


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            (i) on any Payment Date or any other date fixed for redemption in accordance with this Article XI occurring on or after the Payment Date occurring in December 2009, at the option of the Issuer, in whole or in part, as provided in Section 11.1(c) below; or

            (ii) on any Payment Date or any other date fixed for redemption in accordance with this Article XI, in whole or in part, as provided in
      Section 11.1(d) below;

provided, that in each such case no Notes may be redeemed hereunder unless and until all other amounts then due and payable to the Trustee, the Servicer and Special Servicer under this Indenture and the other Security Documents have been paid in full.

      (c) In the event the Issuer (by notice to the Trustee in accordance with Section 11.2) elects to redeem Notes (other than pursuant to Section 11.1(d)), the Trustee shall give notice to the Holders of the Notes (with a copy given to each Rating Agency), which notice shall be given not less than fifteen (15) days prior to the date fixed for redemption, that Notes (in an aggregate principal amount specified in the notice to the Trustee by the Issuer pursuant to Section 11.2) shall be redeemed on such date. Such Notes shall be redeemed at a price equal to 100% of their outstanding principal amount, together with interest and all other amounts owing on the Notes accrued to the date fixed for redemption; provided, however, that if the Issuer requests release of any Mortgaged Property, Notes in the principal amount equal to 125% of the Allocated Amount applicable to such Mortgaged Property shall be redeemed together with interest thereon and any other amounts owing on the Notes accrued to the date fixed for redemption.

      (d) In the event that (i) following the occurrence of a casualty or taking affecting a Mortgaged Property, the Property Owners are required or elect pursuant to the terms of the Mortgage to prepay the Mortgage Notes in whole or in part, as are required or permitted under Article 15 of the Mortgage, the Issuer shall redeem an equivalent aggregate principal amount of Notes at a redemption price equal to 100% of their principal amount, together with interest and all other amounts owing on the principal amount of the Notes so redeemed accrued to the date of redemption, in accordance with this Indenture, on the first Payment Date on which the Issuer is able to do so after complying with the notice provisions of this Article XI or (ii) after the date hereof, any law of any State in which a Mortgaged Property is located is passed changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on the Mortgage or any of the Mortgage Notes or the Notes (other than a tax that may arise in connection with the ownership or transfer of the Mortgage Notes or the Notes) and resulting in an increase in the taxes or other charges imposed on or incurred by the Holders by reason of such change in law, the Trustee may, at its option, upon sixty (60) days' notice, declare the Notes to be due and payable; provided, however, that the Trustee shall not make such declaration if, notwithstanding said law, (A)(x) the Issuer or the Property Owners may lawfully pay such taxes on behalf of the Holders or (y) the Issuer or the Property Owners and the Trustee may lawfully, and do, enter into an enforceable agreement obligating the Issuer or the Property Owners to pay the Trustee, for the benefit of the Holders, an amount equal to any increase in taxation or charges imposed on or incurred by such Holders by reason of such change in law (which agreement shall thereupon become part of this Indenture), and


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(B) the Issuer or the Property Owners do in fact pay such taxes or such increases in taxation or charges, as applicable; provided, however, that this clause (d)(ii) shall not apply to any taxes that may arise in connection with the ownership or transfer of the Mortgage Notes or the Notes or that may be imposed upon the income of the Holders.

      SECTION 11.2 Election to Redeem; Notice to Trustee.

      Any redemption of Notes issued hereunder pursuant to Section 11.1(c) or
(d) shall be preceded by the delivery to the Trustee (with a copy to the Servicer as required by Section 1.5) by the Issuer of an Officer's Certificate, at least thirty (30) days prior to the Redemption Date fixed by the Issuer (unless a shorter period shall be reasonably satisfactory to the Trustee and Servicer) (i) stating that the Issuer is entitled or required to effect such redemption, (ii) setting forth in reasonable detail the circumstances giving rise to such redemption, (iii) stating the aggregate principal amount of the Notes to be redeemed, (iv) with respect to the redemption of Notes to be effected pursuant to Section 11.1(c) attaching the written notice of the Issuer referred to in Section 11.1(c) and (v) specifying the Redemption Date applicable thereto.

      SECTION 11.3 Selection by Trustee of Notes to be Redeemed.

      (a) In all cases, Notes shall be redeemed only in integral multiples of U.S. $100,000 and increments of $100,000 (or such smaller amount as remains outstanding at such time) for amounts in excess thereof from funds available for such redemption.

      (b) The Trustee will allocate redemption proceeds in the following order of priority: first, to redeem any Outstanding Class A-1 Notes until redeemed or defeased in full, then to redeem any Outstanding Class A-2 Notes until redeemed or defeased in full, then to redeem any Outstanding Class B Notes until redeemed or defeased in full, then to redeem any Outstanding Class C Notes until redeemed or defeased in full, then to redeem any Outstanding Class D Notes until redeemed or defeased in full, then to redeem any Outstanding Class E Notes until redeemed or defeased in full and then to redeem any Outstanding Class F Notes until redeemed or defeased in full, provided that during the continuance of an Event of Default, redemption proceeds will be applied to the Class A-1 and Class A-2 Notes, pro rata. In each such instance, the Trustee shall promptly notify the Issuer in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

      (c) For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

      SECTION 11.4 Notice of Redemption.

      Notice of redemption shall be given by the Trustee in the manner provided in Section 1.6 to the Holders of the Notes to be redeemed, not later than fifteen (15) days prior to the Redemption Date.

      All notices of redemption shall state:

            (1) the Redemption Date (which date may either be a Payment Date or such other Business Day provided that if the Redemption Date is a date other than on Payment Date, the Redemption Price shall include interest on the Notes to be redeemed through but excluding the next succeeding Payment Date),

            (2) if less than all the Outstanding Notes are to be redeemed, which Notes are to be redeemed and the aggregate principal amount of the Notes to be redeemed,

            (3) the Redemption Price,

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each Note to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, and

            (5) with respect to Notes other than those in global form, the place or places where such Notes maturing after the Redemption Date are to be surrendered for payment of the Redemption Price.

      SECTION 11.5 Deposit of Redemption Price.

      On or before 11:00 a.m. on the date which is two Business Days prior to a Redemption Date, the Issuer shall deposit with the Servicer for application to the Collection Account an amount of Cash sufficient to pay the Redemption Price of all the Notes which are to be redeemed on such Redemption Date and on or before 3:00 p.m. on the date which is one Business Date prior to such Redemption Date, the Servicer shall remit such amounts to the Trustee for application to the Payment Account.

      SECTION 11.6 Notes Payable on Redemption Date.

      If notice of redemption shall have been given as aforesaid, the Notes subject to redemption shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Issuer at the Redemption Price; provided, however, that principal and interest on the Notes which have a Maturity Date on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, as of the close of business on the relevant Record Dates according to their terms and the provisions of this Indenture.

      If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Note.

      SECTION 11.7 Notes Redeemed in Part.

      Any Note which is to be redeemed only in part shall be surrendered at a place of payment therefor (with, if the Issuer or the Trustee so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Issuer or the Trustee duly executed by, the Holder thereof or an attorney for the Holder duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Notes so surrendered.

      In the event of a redemption of the Notes in part, the Issuer shall not be required (i) to register the transfer of or to exchange any Note during a period beginning at the opening of business fifteen (15) days before, and continuing until, the date notice is given identifying the Notes to be redeemed, or (ii) to register the transfer or exchange of any Note, or portion thereof, called for redemption, or (iii) to exchange any Note called for redemption, except for a Note of like aggregate principal amount which is simultaneously surrendered for redemption.

                                   ARTICLE XII

                             [INTENTIONALLY OMITTED]

                                  ARTICLE XIII

                          MEETINGS OF HOLDERS OF NOTES

      SECTION 13.1 Purposes for Which Meetings May Be Called.

      A meeting of Holders of Notes may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Notes as required by
Section 1.3(e).

      SECTION 13.2 Call, Notice and Place of Meetings.

      (a) The Trustee may at any time call a meeting of Holders of Notes for any purpose specified in Section 13.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Holders of Notes, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given by the Trustee to each Holder of Notes and the Issuer, in the manner provided in Sections 1.5 and 1.6, not less than 10 nor more than 180 days prior to the date fixed for the meeting.

      (b) In case at any time the Issuer or the Holders of at least 10% in principal amount of the Outstanding Notes shall have requested the Trustee to call a meeting of the Holders of Notes for any purpose specified in Section 13.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 10 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer or the Holders of Notes in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

      SECTION 13.3 Persons Entitled to Vote at Meetings.

      To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Issuer and its legal and financial advisers. Notwithstanding the foregoing, the Issuer, the Property Owners and any of their affiliates are not entitled to vote any Notes of which they may be the Holders.

      SECTION 13.4 Quorum; Action.

      The Persons entitled to vote a majority in principal amount of the Outstanding Notes shall constitute a quorum for a meeting of Holders of Notes; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver that this Indenture expressly provides may be given by Holders of not less than 66-2/3% in principal amount of the Outstanding Notes, the Persons entitled to vote 66-2/3% in principal amount of the Outstanding Notes shall constitute a quorum. In the absence of a quorum within 60 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Notes, be dissolved. In any other case the meeting may be adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than ten
(10) days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 13.2, except that such notice need be given only once not less than five (5) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Notes that shall constitute a quorum.

      Except as limited by the proviso to the first paragraph of Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Notes entitled to vote thereon; provided, however, that, except as limited by the proviso to the first paragraph of Section 9.2, any resolution with respect to any consent or waiver that this Indenture expressly provides may be given by the Holders of not less than 66-2/3% in principal amount of the Outstanding Notes may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66-2/3% in principal amount of the Outstanding Notes; and provided, further, that, except as limited by the proviso to the first paragraph of Section 9.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Notes may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Notes.

      Any resolution passed or decision taken at any meeting of Holders of Notes duly held in accordance with this Section shall be binding on all the Holders of such Notes, whether or not present or represented at the meeting.

      Notwithstanding any provision of this Indenture or any other Security Document to the contrary, Servicer shall not be required to take any action or refrain from taking any action hereunder or thereunder at the direction of the Holders that would cause it to violate the Servicing Standards.

      SECTION 13.5 Determination of Voting Rights; Conduct and Adjournment of Meetings.

      (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Notes in regard to proof of the holding of Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.3 or other proof.

      (b) The Trustee shall, by an instrument in writing, appoint a chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of Notes as provided in Section 13.2(b), in which case the Issuer or the Holders of Notes calling the meeting, as the case may be, shall in like manner appoint a chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Notes represented at the meeting.

      (c) At any meeting each Holder of a Note or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Notes held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Note or of a proxy.

      (d) Any meeting of Holders of Notes duly called pursuant to Section 13.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Notes represented at the meeting; and the meeting may be held as so adjourned without further notice.

      SECTION 13.6 Counting Votes and Recording Action of Meetings.

      The vote upon any resolution submitted to any meeting of Holders of Notes shall be by written ballots on which shall be subscribed the signatures of the Holders of Notes or their representatives by proxy and the principal amounts and serial numbers of the Outstanding Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Notes shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.2 and, if applicable, Section 13.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                        VORNADO FINANCE L.L.C.,
                                          a Delaware limited liability company

                                        By: /s/ Irwin Goldberg
                                           -------------------------------------
                                           Name:  Irwin Goldberg
                                           Title: Authorized Signatory


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Trustee

                                        By: /s/ Michael Evans
                                           -------------------------------------
                                           Name:  Michael B. Evans
                                           Title: Senior Vice President


                                        ABN AMRO BANK N.V., as Fiscal Agent

                                        By: /s/ Cynthia Reis
                                           -------------------------------------
                                           Name:  Cynthia Reis
                                           Title: First Vice President

                                        By: /s/ Barbara  A. Wolf
                                           -------------------------------------
                                           Name:  Barbara A. Wolf
                                           Title: Vice President


                                        MIDLAND LOAN SERVICES, INC., as Servicer

                                        By: /s/ Lawrence D. Ashley
                                           -------------------------------------
                                           Name:  Lawrence D. Ashley
                                           Title: Senior Vice President

                                         MIDLAND LOAN SERVICES, INC.,
                                                        as Special Servicer


                                         By: /s/ Lawrence D. Ashley
                                            ----------------------------
                                            Name:  Lawrence D. Ashley
                                            Title: Senior Vice President

                                                                       EXHIBIT A

                                 [FORM OF NOTE]

            THIS NOTE REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER SECURED BY AND PAYABLE SOLELY FROM THE COLLATERAL (AS DEFINED IN THE INDENTURE (AS DEFINED HEREIN)). THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE TRUSTEE, THE FISCAL AGENT, THE SERVICER, THE SPECIAL SERVICER, THE INITIAL PURCHASERS OR ANY OF THEIR RESPECTIVE AFFILIATES. THE NOTES ARE NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE ISSUER, THE TRUSTEE, THE FISCAL AGENT, THE SERVICER, THE SPECIAL SERVICER, THE INITIAL PURCHASERS, OR ANY OF THEIR RESPECTIVE AFFILIATES.

            [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN. THIS GLOBAL NOTE MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE. BENEFICIAL INTERESTS IN THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE INDENTURE.](1)

            [THE NOTES EVIDENCED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, EXCEPT (A) BY THE INITIAL INVESTOR (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING

WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN
(A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 50l(a)(l), (2), (3) OR (7) OF REGULATION D OR AN ENTITY IN WHICH EACH OF THE EQUITY OWNERS IS AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

            THIS NOTE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER UNLESS THE REGISTRAR OR TRANSFER AGENT IS SATISFIED THAT THE RESTRICTIONS ON TRANSFER SET FORTH ABOVE HAVE BEEN COMPLIED WITH, ALL AS PROVIDED IN THE INDENTURE.](2)

            [THIS NOTE WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A GLOBAL NOTE UNLESS THE HOLDER OF THIS NOTE, SUBSEQUENT TO SUCH EXCHANGE, WILL HOLD A MINIMUM AGGREGATE BENEFICIAL INTEREST IN SUCH GLOBAL NOTE OF AT LEAST TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000).]

            [THIS NOTE IS A REGULATION S TEMPORARY GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN. INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL NOTE MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE REGULATION S DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN THE INDENTURE), AND NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS REGULATION S TEMPORARY GLOBAL NOTE MAY BE MADE FOR AN INTEREST IN A RESTRICTED GLOBAL NOTE OR IN AN UNRESTRICTED GLOBAL NOTE UNTIL AFTER THE LATER OF THE DATE OF TERMINATION OF THE REGULATION S DISTRIBUTION COMPLIANCE PERIOD AND THE DATE ON WHICH THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITARY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST HAVE BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNERS OF SUCH INTEREST ARE NOT U.S. PERSONS.](3)

                             VORNADO FINANCE L.L.C.
                 Class [ ](4)  Commercial Mortgage-Backed Notes,
                       Series 2000-VNO, due March 15, 2010

Security Interest Rate:               No.:

First Payment Date:                   Scheduled Maturity Date: March 15, 2010

Original principal balance of all     Initial principal balance of this
Class [ ](4) Notes:                   Class [ ](4)  Note:

[CUSIP] [CINS]:                       ISIN:

Common Code:

            Vornado Finance L.L.C. (herein called the "Issuer"), for value received, hereby promises to pay in lawful currency of the United States of America to ______________(5), or registered assigns, the principal sum of _____________ Million Dollars (U.S.$____,000,000) as provided in the Indenture, and to pay interest thereon in arrears on the 15th day of each month, commencing 15, 2000 (each an "Payment Date"), from the date hereof until the Maturity Date; provided, however, that if any Payment Date is not a Business Day, the Payment Date shall be the next succeeding Business Day, without additional interest. The interest payable on this Note for the period from the date of issuance to, but not including, the Maturity Date shall be the Security Interest Rate (as defined in the Indenture) for the Class [ ](4) Notes. On each Payment Date commencing with the Payment Date on , 2000, the Issuer shall pay the Principal Installment Amount (as defined in the Indenture) due on such Payment Date with respect to all of the Notes, subject to adjustment pursuant to Section 3.11(a)(ii) of the Indenture. Pursuant to the Indenture, all payments of Principal Installment Amounts shall be applied by the Trustee first, to the Class A-1 Notes until the Class A-1 Notes have been repaid in full; second to the Class A-2 Notes until the Class A-2 Notes have been repaid in full; third to the Class B Notes until the Class B Notes have been repaid in full; fourth to the Class C Notes until the Class C Notes have been repaid in full; fifth to the Class D Notes until the Class D Notes have been repaid in full; sixth to the Class E Notes until the Class E Notes have been repaid in full; and seventh to the Class F Notes until the Class F Notes have been repaid in full, provided, however, that during the continuance of an Event of Default, payments of Principal Installment Amounts will be paid on the Class A-1 and Class A-2 Notes pro rata.

            The interest and Principal Installment Amounts so payable, and punctually paid or duly provided for, on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such Payment Date, which shall be the Business Day immediately prior to the related Payment Date. Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed during each Interest Period (as defined in the Indenture). On the Maturity

Date, the Issuer shall pay in full all of the remaining obligations of the Issuer under this Note, the Indenture and the other Security Documents to which the Issuer is a party.

            If, (i) prior to the Maturity Date, for any reason, interest or scheduled principal amortization on any Note is not paid or provided for on or prior to 11:00 a.m. (New York time) on the date which is two (2) Business Days prior to the Payment Date on which such interest or scheduled principal amortization is due, (ii) on the date that is two Business Days prior to the Maturity Date, the principal of any Note is not repaid or provided for (including by deposit in the Collection Account) by the Issuer on or prior to 11:00 a.m. (New York time) on such date or (iii) on the date that is two Business Days prior to any Redemption Date, the principal of all Notes to be redeemed on such Redemption Date is not repaid or provided for (including by deposit in the Collection Account) by the Issuer on or prior to 11:00 a.m. (New York time) on such date, the Issuer will be required to pay Default Premium as set forth in Section 3.11(d) of the Indenture. Such Default Premium shall be distributed in the manner and priority set forth in the Indenture.

            If any principal or interest due under this Note is not paid by the Issuer two (2) Business Days prior to the Payment Date on which it would otherwise be due as set forth in the immediately preceding paragraph, the Issuer shall pay a late payment charge in an amount equal to the lesser of 3% of such unpaid sum or the maximum amount permitted by applicable law.

            All such late payment charges shall be retained by the Servicer as additional compensation.

            At the Maturity Date, the Trustee shall pay the principal amount of the Note, and any unpaid interest thereon in immediately available funds from funds in the Payment Account as promptly as possible after presentation to the Trustee of such Note but shall initiate such payment no later than 3:00 p.m. (New York time) on the day of such presentation, provided that such presentation has been made no later than 11:00 a.m. (New York time). If presentation is made after 11:00 a.m. (New York time) on any day, such presentation shall be deemed to have been made not later than 11:00 a.m. (New York time) on the immediately succeeding Business Day.

            If an Event of Default occurs and is continuing, then in every such case the Servicer may to the extent consistent with the Servicing Standards (subject to the rights of the Directing Holders set forth in Section 5.12(a) of the Indenture) and at the direction of the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes (subject to the rights of the Directing Holders set forth in Section 5.12(a) of the Indenture) shall, by a notice in writing to the Issuer and the Trustee, declare the sum of (i) the principal amount of all Outstanding Notes and (ii) any other amounts, including but not limited to, accrued interest payable to the Holders under the Notes, to the extent such amounts are permitted by law to be paid, to be due and payable immediately, and upon any such declaration such amounts shall become immediately due and payable.

            This Note is one of a duly authorized issue of securities of the Issuer (herein called the "Notes") designated as specified in the title hereof, issued and to be issued in accordance with the Indenture and Servicing Agreement, dated as of March 1, 2000 (herein called the "Indenture"), among the Issuer, LaSalle Bank National Association, as Trustee (herein called the "Trustee", which term includes any successors and any separate or co-trustee under the Indenture), ABN AMRO Bank N.V., as Fiscal Agent, Midland Loan Services, Inc., as Special Servicer and Midland Loan Services, Inc., as Servicer, copies of which Indenture are on file and available for inspection at the corporate trust office of the Trustee in Chicago, Illinois. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Principal Paying Agent, the Fiscal Agent, the Special Servicer, the Servicer and the Holders of Notes. All capitalized terms used but not defined herein shall have the meanings specified in the Indenture.

            The Holder of this Note may receive distributions only in the manner and subject to the priorities as provided in the Indenture.

            The Notes shall be subject to redemption as set forth in writing to the Trustee on any Payment Date or any other date fixed for redemption in accordance with Article XI of the Indenture, in whole or in part, as provided in Sections 11.1(b), 11.1(c) and 11.1(d) of the Indenture; provided, that in each such case no Notes may be redeemed thereunder unless and until all other amounts then due and payable to the Trustee, the Special Servicer and the Servicer under the Indenture and the other Security Documents have been paid in full.

            Notice of redemption of any Notes will be given no later than fifteen (15) days prior to the proposed Redemption Date for such Notes. Such notice shall specify, among other things, the Redemption Date, the Redemption Price and (if less than all Notes are to be redeemed) the principal amount of the Notes to be redeemed.

            In the event that this Note is redeemed in part only, a New Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

            As more fully described in the Indenture, this Note is secured by the Indenture Collateral. The Indenture constitutes a security agreement under the Uniform Commercial Code as in effect in the states where the Payment Account, the Collection Account, the Holdover Account and any other similar account established by the Trustee or the Servicer in furtherance of its rights or responsibilities under the Indenture or any other Security Document are located (with respect to the liens and security interests granted in Section 3.1(c) of the Indenture). Upon the occurrence of any Event of Default, and in addition to any other rights available under the Indenture, the Security Documents or any other instruments included in the Collateral or otherwise available at law or in equity, the Trustee shall have all rights and remedies of a secured party under the Uniform Commercial Code to enforce the assignments and security interests contained in the Indenture and, in addition, shall have the right, subject to compliance with any mandatory requirements of applicable law, to sell at public or private sale or apply, as appropriate, all monies or other property then on deposit in the Payment Account, the Collection Account, the Holdover Account and any other similar account established by the Trustee or the Servicer in furtherance of its rights or responsibilities under the Indenture or any other Security Document and any other rights and other interests assigned or pledged hereby in accordance with the terms of the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof or the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer, the Special Servicer, the Servicer and the Trustee with the consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting, subject to the rights of Directing Holders, the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consents or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            As provided in the Indenture and subject to the limitations therein set forth, the transfer of this Note is registrable in the Register, upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more New Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            [Insert if Class A-1 or Class A-2 Note] This Note may not be exchanged for Notes in bearer form. The Class A Notes issued are issuable only in fully registered form, without coupons, in authorized denominations of $25,000 and integral multiples of $1 in excess thereof, other than Notes issued to Institutional Accredited Investors, which shall be in denominations of $250,000 and integral multiples of $1 in excess thereof.

            [Insert if Class B, Class C, Class D or Class E] This Note may not be exchanged for Notes in bearer form. The Class A Notes issued are issuable only in fully registered form, without coupons, in authorized denominations of $50,000 and integral multiples of $1 in excess thereof, other than Notes issued to Institutional Accredited Investors, which shall be in denominations of $250,000 and integral multiples of $1 in excess thereof.

            [Insert if Class F Note] This Note may not be exchanged for Notes in bearer form. The Class A Notes issued are issuable only in fully registered form, without coupons, in authorized denominations of $100,000 and integral multiples of $1 in excess thereof, other than Notes issued to Institutional Accredited Investors, which shall be in denominations of $250,000 and integral multiples of $1 in excess thereof.

            Prior to due presentation of this Note for registration of transfer, the Issuer, the Servicer, the Trustee and any agent of the Issuer, the Servicer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof, for all purposes, whether or not this Note be overdue, and none of the Issuer, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

            The agreements contained herein shall remain in full force and effect notwithstanding any changes in the members or other equity owners of, or the officers and directors relating to, the Issuer, and the term "Issuer" as used herein, shall include any alternate or successor Person.

            The Issuer and all others who may become liable for the payment of all or any part of the amounts due under this Note do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and non-payment and all other notices of any kind, except those expressly required under the Indenture and the other Security Documents. No notice to or demand on the Issuer or any other Person shall be deemed to be a waiver of the obligation of the Issuer or the Servicer to take further action without notice or demand as permitted in this Note, the Indenture and the other Security Documents.

            It is not intended that, and none of the terms and conditions of the Indenture or the other Security Documents shall ever be construed to create a contract whereby, the Issuer or any guarantor, endorser or other party now or hereafter becoming liable for payment of this Note shall be required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law. If the Notes or any other Security Document would otherwise be usurious under applicable law, the terms of Article 50 of the Mortgage shall govern as if the Notes were the Mortgage Notes.

            The representations, undertakings, covenants and agreements of the Issuer contained in the Indenture are those of the Issuer only and not of the Trustee, the Special Servicer or the Servicer and neither the Trustee, the Special Servicer nor the Servicer will have any liability with respect thereto.

            As provided in Section 1.14 of the Indenture, this Note is a non-recourse obligation of the Issuer secured only by the Collateral and payable only from the Collateral. The provisions of Section 1.14 of the Indenture are hereby incorporated by reference, as if set forth in full herein.

            Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            [The remainder of this page was intentionally left blank]

            IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed.

Dated:  ____________ __, ____


                                        VORNADO FINANCE L.L.C.,
                                          a Delaware limited liability company

                                        By:_____________________________________
                                           Name:
                                           Title: Authorized Signatory

                                            This Note is one of the Notes
                                            referred to in the above-mentioned
                                            Indenture.


                                        LASALLE BANK NATIONAL
                                        ASSOCIATION, as Trustee

                                        By:_____________________________________
                                           Name:
                                           Title:

(1)   Insert if the Note is a Global Note.

(2)   Insert if the Note is a Restricted Note.

(3)   Insert if the Note is a Regulation S Temporary Global Note.

(4) Insert the applicable letter and number designation for the Class of Note of which this is a part.

(5)   Insert "Cede & Co." if the Note is a Global Note.

                       REPAYMENT OF PRINCIPAL, IF ANY, AND
                          TRANSFERS AFFECTING THE NOTE
            (Initial Principal Balance on _________ __, ____: $_____)

Amount of Repayment or
 Transfer to or From        Date of Repayment or        Balance After Repayment
     Another Note                 Transfer                    or Transfer             Notation Made By:

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

=============================================================================================================

                      (Add Additional Sheets As Necessary)

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), ___________ assign(s) and transfer(s) unto _____________________________________
________________________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire principal amount represented by the within Class [ ] Note and hereby authorizes) the registration of transfer of such interest to Assignee(s) on the Register for the Notes.

            I (we) further direct the Registrar to issue a new Class [ ] Note of the entire principal amount represented by the within Class [ ] Note to the above-named Assignee(s) and to deliver such Class [ ] Note to the following address:
________________________________________________________________________________
________________________________________________________________________________

Date:                                   ________________________________________
                                        Signature by or on behalf of
                                        Assignor(s)


                                        ________________________________________
                                        Taxpayer Identification Number

                                                                     EXHIBIT B-1

                [FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
                      BENEFICIAL INTEREST IN A REGULATION S
                             TEMPORARY GLOBAL NOTE]

                         OWNER SECURITIES CERTIFICATION

                             VORNADO FINANCE L.L.C.
                 Class [ ](1)  Commercial Mortgage-Backed Notes,
                       Series 2000-VNO, due March 15, 2010

                              CUSIP No. __________

            Reference is hereby made to the Indenture and Servicing Agreement, dated as [March 1], 2000 (the "Indenture") among Vornado Finance L.L.C., as Issuer, LaSalle Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent, Midland Loan Services, Inc., as Special Servicer and Midland Loan Services, Inc., as Servicer. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This is to certify that, as of the date hereof, U.S.$_________ principal amount of the above-captioned Notes are beneficially owned by non-U.S. person(s). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act of 1933, as amended.

            We undertake to advise you promptly by tested telex or by electronic transmission on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

            We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.

Dated:_______________, ____

By:________________________________
     As, or as agent for, the beneficial
     owner(s) of the Notes to which this
     certificate relates.

(1)   Insert the letter and number designation of applicable Class.

                                                                     EXHIBIT B-2

                       [FORM OF CERTIFICATION TO BE GIVEN
                          BY THE EUROCLEAR OPERATOR OR
                CLEARSTREAM BANKING, societe anonyme, LUXEMBOURG]

                       DEPOSITARY SECURITIES CERTIFICATION

                             VORNADO FINANCE L.L.C.
                 Class [ ](1)  Commercial Mortgage-Backed Notes,
                       Series 2000-VNO, due March 15, 2010

                              CUSIP No. __________

            Reference is hereby made to the Indenture and Servicing Agreement, dated as of [March 1], 2000 (the "Indenture") among Vornado Finance L.L.C., as Issuer, LaSalle Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent, Midland Loan Services, Inc., as Special Servicer and Midland Loan Services, Inc., as Servicer. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This is to certify that, with respect to U.S.$___________ principal amount of the above-captioned Notes, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of Notes set forth above (our "Member Organizations"), certifications with respect to such portion, substantially to the effect set forth in the Indenture.

            We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Regulation S Temporary Global Note (as defined in the Indenture) excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

            We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.


                                     B-2-1

Dated:______________, ____


                                        Yours faithfully,

[MORGAN GUARANTY TRUST COMPANY OF NEW YORK, Brussels office, as operator of the Euroclear System]

or

[Clearstream Banking, societe anonyme, Luxembourg]

By_________________________________

(1)   Insert the letter and number designation of the applicable Class.


                                     B-2-2

                                                                     EXHIBIT B-3

                      [FORM OF CERTIFICATION TO BE GIVEN BY
                     TRANSFEREE OF BENEFICIAL INTEREST IN A
                       REGULATION S TEMPORARY GLOBAL NOTE]

                       TRANSFEREE SECURITIES CERTIFICATION

                             VORNADO FINANCE L.L.C.
                 Class [ ](1)  Commercial Mortgage-Backed Notes,
                       Series 2000-VNO, due March 15, 2010

                              CUSIP No. __________

            Reference is hereby made to the Indenture and Servicing Agreement, dated as of [March 1], 2000 (the "Indenture") among Vornado Finance L.L.C., as Issuer, LaSalle Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent, Midland Loan Services, Inc., as Special Servicer and Midland Loan Services, Inc., as Servicer. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            For purpose of acquiring a beneficial interest in the Class [ ](1) Regulation S Temporary Global Note, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

            We undertake to advise you promptly by tested telex or electronic transmission on or prior to the date on which you intend to submit your certification relating to the Notes held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

            We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.

Dated:_____________________________

By:_______________________________
     As, or as agent for, the beneficial
     transferee of the Notes to which
     this certificate relates.

(1)   Insert the letter and number designation of the applicable Class.


                                     B-3-1

                                                                     EXHIBIT B-4

                       FORM OF CERTIFICATION FOR TRANSFER
   OR EXCHANGE OF CLASS [ ](1) DEFINITIVE NOTE TO CLASS [ ](1) [RESTRICTED](2)
     [RESTRICTED GLOBAL](2) [UNRESTRICTED](3)(4) [UNRESTRICTED GLOBAL](3)(4)
                     [REGULATION S TEMPORARY GLOBAL](3) NOTE
               (Transfers and exchanges pursuant to Section 3.8(c)
                                of the Indenture)

LaSalle Bank National Association,
   as Trustee
___________________________________

___________________________________

Attention: Asset-Backed Securities Trust Services Group: Vornado Finance Commercial Mortgage-Backed Securities, Series 2000-VNO

            Re: VORNADO FINANCE L.L.C. Class [ ](1)  Commercial Mortgage-Backed
                Notes, Series 2000-VNO, due March 15, 2010, CUSIP No. __________

            Reference is hereby made to the Indenture and Servicing Agreement, dated as [March 1], 2000 (the "Indenture"), among Vornado Finance L.L.C., as Issuer, LaSalle Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent, Midland Loan Services Inc., as Special Servicer and Midland Loan Services, Inc., as Servicer. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This letter relates to U.S.$__________________ principal amount of Restricted Notes held in definitive form (CUSIP No. by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Notes.

            In connection with such request and in respect of such Notes, the Transferor does hereby certify that (i) such Notes are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), (b) Rule 144 under the Act or (c) Rule 144A under the Act, and accordingly the Transferor does hereby further certify that

            [(A) the offer of the Notes was not made to a person in the United States;

            (B) either:

                  (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                  (ii) the transaction was executed in, on or through the
            facilities of a designated offshore securities market and neither the Transferor nor any person acting


                                     B-4-1
            on its behalf knows that the transaction was prearranged with a buyer in the United States;

            (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

            (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Act.](4) (5) [the Notes have been transferred in a transaction permitted by Rule 144](3) [the transfer has been effected pursuant to Rule 144A under the Act, the transfer has been effected pursuant to and in accordance with Rule 144A under the Act and, accordingly, the Transferor does hereby further certify that the Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.](2)

            We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.

                                        Dated: ____________________________

                                        [Insert Name of Transferor]


                                        By:________________________________
                                           Name:
                                           Title:

(1)   Insert the letter and number designation of the applicable Class.

(2) Use for transfers of Restricted Note for Restricted Note or interest in Restricted Global Note.

(3) Use for transfers of Restricted Note for Unrestricted Note or interest in Unrestricted Global Note.

(4) Use for transfers of Restricted Note pursuant to Rule 903 or Rule 904 after termination of Regulation S Restricted Period.


                                     B-4-2

(5) Use for transfers of Restricted Note pursuant to Rule 903 or Rule 904 prior to termination of Regulation S Restricted Period.


                                     B-4-3

                                                                     EXHIBIT B-5

                      FORM OF CERTIFICATION FOR TRANSFER OR
                   EXCHANGE OF CLASS [ ](1)  RESTRICTED GLOBAL
               NOTE TO CLASS [ ](1)  REGULATION S TEMPORARY GLOBAL
          NOTE (Exchanges or transfers pursuant to Section 3.8(d)(iii)
                                of the Indenture)

LaSalle Bank National Association
   as Trustee
___________________________________
___________________________________

Attention: Asset-Backed Securities Trust Services Group: Vornado Finance Commercial Mortgage-Backed Securities, Series 2000-VNO

            Re: VORNADO FINANCE L.L.C. Class [ ](1) Commercial Mortgage-Backed
                Notes, Series 2000-C1, due March 15, 2010, CUSIP No. ___________

            Reference is hereby made to the Indenture and Servicing Agreement, dated as [March 1], 2000 (the "Indenture"), among Vornado Finance L.L.C., as Issuer, LaSalle Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent, Midland Loan Services Inc., as Special Servicer and Midland Loan Services, Inc., as Servicer. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This letter relates to U.S.$____________ principal amount of Notes which are held in the form of the Class [ ](1) Restricted Global Note (CUSIP No. ___________) with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest for an interest in the Class [ ](1) Regulation S Temporary Global Note (CUSIP No. _____) to be held with the Depositary in the name of [Euroclear] [Clearstream Banking, societe anonyme, Luxembourg].

            In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

            (1) the offer of the Notes was not made to a person in the United States;

            [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;](2)


                                     B-5-1

            [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;](2)

            (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.

                                        [Insert Name of Transferor]


                                        By:_____________________________________
                                           Name:
                                           Title:

Dated: ____________________________

(1)   Insert the letter and number designation of the applicable Class.

(2) Insert one of these two provisions, which come from the definition of "offshore transaction" in Regulation S.


                                     B-5-2

                                                                     EXHIBIT B-6

                FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF
                     CLASS [ ](1) RESTRICTED GLOBAL NOTE TO
                      CLASS [ ](1) UNRESTRICTED GLOBAL NOTE

    (Exchanges or transfers pursuant to Section 3.8(d)(iv) of the Indenture)


LaSalle Bank National Association,
   as Trustee
___________________________________
___________________________________

Attention: Asset-Backed Securities Trust Services Group: Vornado Finance Commercial Mortgage-Backed Securities, Series 2000-VNO

            Re: VORNADO FINANCE L.L.C. Class [ ](1) Commercial Mortgage-Backed
                Notes, Series 2000-VNO, due March 15, 2010, CUSIP No. __________

            Reference is hereby made to the Indenture and Servicing Agreement, dated as [March 1], 2000 (the "Indenture"), among Vornado Finance L.L.C., as Issuer, LaSalle Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent, Midland Loan Services Inc., as Special Servicer and Midland Loan Services, Inc., as Servicer. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This letter relates to U.S.$____________ principal amount of Notes which are held in the form of the Class [ ](1) Restricted Global Note (CUSIP No. _____) with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest for an interest in the Class [ ](1) Unrestricted Global Note (CUSIP No. _________).

            In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and, (i) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), the Transferor does hereby certify that:

            (1) the offer of the Notes was not made to a person in the United States;

            [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;](2).

            [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;](2)


                                     B-6-1

            (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

and (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act.

            We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.

                                        [Insert Name of Transferor]


                                        By:_____________________________________
                                           Name:
                                           Title:

Dated: ____________________________

(1)   Insert the letter and number designation of the applicable Class.

(2) Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.


                                     B-6-2

                                                                     EXHIBIT B-7

                        FORM OF INSTRUCTION FOR EXCHANGE

                              EXCHANGE INSTRUCTIONS

      VORNADO FINANCE L.L.C. Class [ ](5) Commercial Mortgage-Backed Notes,
                       Series 2000-VNO, due March 15, 2010

            Pursuant to Section 3.8(d)(vii)(2) of the Indenture and Servicing Agreement, dated as of [March 1], 2000 (the "Indenture"), among Vornado Finance L.L.C., as Issuer, La Salle Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent, Midland Loan Services, Inc., as Special Servicer and Midland Loan Services, Inc., as Servicer, [Name of Initial Purchasers] hereby requests that US$_____________ aggregate principal amount of the above-captioned Notes held by you for our account in the Class [ ](1) Regulation S Temporary Global Note (CUSIP No. - ______) (as defined in the Indenture) be exchanged for one or more Class [ ](1) Restricted [Global] - Notes [(CUSIP No. _______)] in the denominations and registered in the names of the holders requested as set forth below:

Denominations                           Registered Name

___________________________________     ________________________________________

___________________________________     ________________________________________

___________________________________     ________________________________________

___________________________________     ________________________________________

Dated:_____________________________     [Name of Initial Purchasers]


                                        By:_____________________________________

(1)   Insert the letter and number designation of the applicable Class.

(2) For use prior to the exchange of a Regulation S Temporary Global Note for one or more Restricted Notes.


                                     B-7-1

                                                                       EXHIBIT C

                 FORM OF CERTIFICATION REQUESTING DOCUMENTATION
                   PURSUANT TO INDENTURE SECTION 6.17 AND 7.15

[LaSalle Bank National Association,
   as Trustee]
[Midland Loan Services, Inc.],
   [as Servicer] [as Special Servicer]

___________________________________

Attention: Asset-Backed Securities Trust Services Group: Vornado Finance Commercial Mortgage-Backed Securities, Series 2000-VNO

            Reference is hereby made to the Indenture and Servicing Agreement, dated as [March 1], 2000 (the "Indenture"), among Vornado Finance L.L.C., as Issuer, LaSalle Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent, Midland Loan Services Inc., as Special Servicer and Midland Loan Services, Inc., as Servicer. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            The undersigned hereby requests, pursuant to Section 6.17 [or
Section 7.15] of the Indenture, that copies of [the documents described in
Section 18.2 and Subsection 18.3(c) of the Mortgage] [or specify documents if not all documents described in Sections 18.2 / 18.3(c) of the Mortgage are required] [information identified in Section 7.15 of the Indenture] be delivered to the undersigned at [insert address]. The undersigned hereby confirms that it
(i) is a Holder or a beneficial owner of Notes, (ii) is requesting such information solely for the purpose of evaluating its investment in the Notes or selling its interest in the Notes, and (iii) acknowledges its responsibility to maintain the confidentiality of such information as required by Section 6.6 of the Indenture. The undersigned further agrees to pay your reasonable fees and out-of-pocket expenses therefor.

            We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.

                                        [Name of Holder or beneficial owner of
                                          Notes]


                                        By:_____________________________________
                                           Name:
                                           Title:

Dated:_____________________________

                                                                       EXHIBIT D

                           LIST OF AUTHORIZED PERSONS

Steven Roth
Michael Fascitelli
Joseph Macnow
Irwin Goldberg

                                                                       EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

            The undersigned [Servicer] [Special Servicer] hereby acknowledges that it has received on behalf of LaSalle Bank National Association, as Trustee for the Holders of Notes issued pursuant to that certain Indenture and Servicing Agreement, dated as of [March 1], 2000 (the "Indenture"), among Vornado Finance L.L.C., as Issuer, LaSalle Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent, Midland Loan Services, Inc., as Special Servicer and Midland Loan Services, Inc., as Servicer, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release of Documents shall have the meanings given them in the Indenture.

            [Identify documents]

            The undersigned [Servicer] [Special Servicer] hereby acknowledges and agrees as follows:

            (1) The [Servicer] [Special Servicer] will hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Indenture.

            (2) The [Servicer] [Special Servicer] will not cause or permit the Documents to become subject to, or encumbered by, any claims, liens, security interests, charges, writs of attachment or other impositions, nor shall the Servicer assert or seek to assert any claims or rights of set-off to or against the Documents or any proceeds thereof.

            (3) The [Servicer] [Special Servicer] shall return the Documents to the Custodian when the need therefor no longer exists, unless the Loan has been liquidated and the proceeds thereof have been remitted to the Collection Account as expressly provided in the Indenture.

            (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer at all times shall be earmarked for the account of the Trustee and the [Servicer] [Special Servicer] shall keep the Documents and any proceeds separate and distinct from all other property in the [Servicer's] [Special Servicer's] possession.


                                        _______________________________________,
                                                as [Servicer] [Special Servicer]


                                        By:_____________________________________
                                           Name:
                                           Title:

Dated:   __________________, 20__

                                                                       EXHIBIT F

                    FORM OF INVESTMENT REPRESENTATION LETTER
                (INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATES)

LaSalle Bank National Association, as Trustee
___________________________________
___________________________________
___________________________________

            Re: Asset-Backed Securities Trust Series Group-- Vornado Finance
                L.L.C. Commercial Mortgage-Backed Securities, Series 2000-VNO

Ladies and Gentlemen:

            This letter is delivered in connection with the purchase by the undersigned (the "Purchaser") of $[ ] aggregate [principal amount] of Securities referenced above (the "Purchased Securities"). Terms used but not defined herein shall have the meanings ascribed thereto in the Indenture and Servicing Agreement dated as of [March 1], 2000 (the "Indenture"), by and among Vornado Finance L.L.C., as Issuer, LaSalle Bank National Association, as Indenture Trustee, ABN AMRO Bank N.V., as Fiscal Agent, Midland Loan Services, Inc., as Special Servicer and Midland Loan Services, Inc., as Servicer and those certain Declarations of Trust each dated as of [March 1], 2000 (collectively, the "Declaration of Trust") each by and between Vornado Finance L.L.C., as Issuer, and LaSalle Bank National Association, as Certificate Trustee.

            In connection with such purchase, the undersigned hereby confirms that:

            1. We are an institutional "accredited investor" (an entity meeting the requirements of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Purchased Securities, and we are able to bear the economic risk of our investment. We are acquiring the Purchased Securities purchased by us for our own account. We are not acquiring the Purchased Securities with a view to distribution thereof (within the meaning of the Securities Act) or with any present intention of offering or selling any of the Purchased Securities provided that the disposition of our property shall remain at all times within our control.

            2. The Purchaser has reviewed the final Offering Memorandum dated , 2000, relating to the Purchased Securities (the "Offering Memorandum") and the _______ ___________________ agreements and other materials referred to therein and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by the Offering Memorandum. The Purchaser understands that the Purchased Securities will be delivered to it in certificated, registered form only and that they will bear legends to the effect set forth below and in the Offering Memorandum under "Notice to Investors."

            3. The Purchaser acknowledges that the Purchased Securities have not been registered or qualified under the Securities Act or the securities laws of any state or any other jurisdiction. The Purchaser agrees that the Purchased Securities may not be reoffered, resold, pledged or otherwise transferred except (A)

            (i) to a person whom it reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A of the Securities Act in a transaction meeting the requirements of Rule 144A, (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), (iii) to an institutional "accredited investor" within the meaning of Rule 501(a) (1), (2), (3), or (7) under the Securities Act or (iv) in an offshore transaction complying with Rule 903 or 904 of Regulation S and (B) in each case, in accordance with any applicable federal securities laws and any applicable securities laws of any state of the United States or any other jurisdiction.

            4. The Purchaser hereby undertakes to be bound by the terms and conditions of the Indenture and/or Declaration of Trust, as applicable, in its capacity as an owner of the Purchased Securities in all respects as if it were a signatory thereto. This undertaking is made for the benefit of the Issuer, the Certificate Registrar, the Certificate Trustee and all holders of the Securities present and future.

            5. The Purchaser will not sell or otherwise transfer any portion of the Purchased Securities, except in compliance with the [Indenture] [Declaration of Trust] (including the provisions thereof requiring delivery of an investment representation letter and such other certifications, opinions of counsel or other information as the [Certificate Registrar] [Certificate Trustee] shall require to confirm that such sale or transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act) and in compliance with the provisions hereof.

            6. Check one of the following:

                  The Purchaser is a "U.S. Person" and it has attached hereto an
            Internal Revenue Service ("IRS") Form W-9 (or successor form).

                  The Purchaser is not a "U.S. Person" and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Trustee (or its agent) with respect to distributions to be made on the Purchased Securities. The Purchaser has attached hereto either (i) a duly executed IRS Form W-8 (or successor form), which identifies such Purchaser as the beneficial owner of the Purchased Securities and states that such Purchaser is not a U.S. Person or (ii) two duly executed copies of IRS Form 4224 (or successor form), which identify such Purchaser as the beneficial owner of the Purchased Securities and state that interest and original issue discount on the Purchased Securities are, or are expected to be, effectively connected with a U.S. trade or business. The Purchaser agrees to provide to the Certificate Registrar updated IRS Forms W-8 or IRS Forms 4224, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Registrar.

      For this purpose, "U.S. Person" means a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States or any of its political subdivisions, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if (i) a U.S. court is able to exercise primary supervision over the trust administration and (ii) one or more U.S. persons have the authority to control all of the trust's substantial decisions.

      Please make all payments due on the Purchased Securities: **

            (a) by wire transfer to the following account at a bank or entity in New York, New York, having appropriate facilities therefor:

                  Account number:

                  Institution:

            (b)   by mailing a check to the following address:

      We acknowledge that the addressees hereof, the Issuer, the Trustee and others will rely on our confirmations, acknowledgments and agreements set forth herein. THIS LETTER SHALL BE

----------
**    Please select (a) or (b)

GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                                        Very truly yours,

                                        [Name of Purchaser]


                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________
Dated:

                                                                       EXHIBIT G

                             LIST OF PROPERTY OWNERS

1.    Union VF L.L.C.
2.    Totowa VF L.L.C.
3.    Wayne VF L.L.C.
4.    Hackensack VF L.L.C.
5.    Hanover VF L.L.C.
6.    Conrans VF L.L.C.
7.    East Brunswick VF L.L.C.
8.    Woodbridge VF L.L.C.
9.    Bricktown VF L.L.C.
10.   Jersey City VF L.L.C.
11.   Middletown VF L.L.C.
12.   Cherry Hill VF L.L.C.
13.   Watchung VF L.L.C.
14.   Morris Plains Holding VF L.L.C.
15.   Morris Plains Leasing VF L.L.C.
16.   Manalapan VF L.L.C.
17.   Marlton VF L.L.C.
18.   North Plainfield VF L.L.C.
19.   Lawnside VF L.L.C.
20.   Lodi VF L.L.C.
21.   Lodi II VF L.L.C.
22.   Bordentown VF L.L.C.
23.   Bordentown II VF L.L.C.
24.   Dover VF L.L.C.
25.   Delran VF L.L.C.
26.   North Bergen VF L.L.C.
27.   Turnersville VF L.L.C.
28.   Kearny Holding VF L.L.C.
29.   Kearny Leasing VF L.L.C.
30.   Montclair VF L.L.C.
31.   Two Guys From Harrison Holding Company L.P.
32.   Marple Holding Company L.P.
33.   Philadelphia VF L.P.
34.   Philadelphia Holding Company L.P.
35.   Bensalem Holding Company L.P.
36.   Upper Moreland Holding Company L.P.
37.   York Holding Company L.P.
38.   Bethlehem VF L.P.
39.   Freeport VF L.L.C.
40.   Amherst VF L.L.C.
41.   Amherst II VF L.L.C.

42.   New Hyde Park VF L.L.C.
43.   Menands VF L.L.C.
44.   Towson VF L.L.C.
45.   Dundalk VF L.L.C.
46.   Glen Burnie VF L.L.C.
47.   Hagerstown VF L.L.C.
48.   Springfield VF L.L.C.
49.   Newington VF L.L.C.

                                                                       EXHIBIT H

                          Principal Installment Amounts

Payment Date      Scheduled Principal      Payment Date        Scheduled Principal
Occurring In      Installment Amount       Occurring In        Installment Amount
------------      ------------------       ------------        ------------------
 Mar-2000                      0.00          Dec-2003                461,695.16
 Apr-2000                350,638.21          Jan-2004                464,591.38
 May-2000                352,837.77          Feb-2004                467,505.76
 Jun-2000                355,051.12          Mar-2004                470,438.42
 Jul-2000                357,278.35          Apr-2004                473,389.48
 Aug-2000                359,519.56          May-2004                476,359.05
 Sep-2000                361,774.83          Jun-2004                479,347.26
 Oct-2000                364,044.24          Jul-2004                482,354.20
 Nov-2000                366,327.89          Aug-2004                485,380.01
 Dec-2000                368,625.87          Sep-2004                488,424.80
 Jan-2001                370,938.26          Oct-2004                491,488.69
 Feb-2001                373,265.15          Nov-2004                494,571.79
 Mar-2001                375,606.64          Dec-2004                497,674.24
 Apr-2001                377,962.82          Jan-2005                500,796.15
 May-2001                380,333.78          Feb-2005                503,937.65
 Jun-2001                382,719.62          Mar-2005                507,098.85
 Jul-2001                385,120.42          Apr-2005                510,279.88
 Aug-2001                387,536.28          May-2005                513,480.87
 Sep-2001                389,967.29          Jun-2005                516,701.93
 Oct-2001                392,413.56          Jul-2005                519,943.20
 Nov-2001                394,875.17          Aug-2005                523,204.81
 Dec-2001                397,352.22          Sep-2005                526,486.87
 Jan-2002                399,844.81          Oct-2005                529,789.52
 Feb-2002                402,353.04          Nov-2005                533,112.89
 Mar-2002                404,877.00          Dec-2005                536,457.11
 Apr-2002                407,416.79          Jan-2006                539,822.30
 May-2002                409,972.52          Feb-2006                543,208.61
 Jun-2002                412,544.28          Mar-2006                546,616.16
 Jul-2002                415,132.17          Apr-2006                550,045.08
 Aug-2002                417,736.29          May-2006                553,495.51
 Sep-2002                420,356.75          Jun-2006                556,967.59
 Oct-2002                422,993.65          Jul-2006                560,461.45
 Nov-2002                425,647.09          Aug-2006                563,977.22
 Dec-2002                428,317.17          Sep-2006                567,515.05
 Jan-2003                431,004.00          Oct-2006                571,075.07
 Feb-2003                433,707.69          Nov-2006                574,657.43
 Mar-2003                436,428.34          Dec-2006                578,262.25
 Apr-2003                439,166.06          Jan-2007                581,889.69
 May-2003                441,920.94          Feb-2007                585,539.89
 Jun-2003                444,693.11          Mar-2007                589,212.98
 Jul-2003                447,482.67          Apr-2007                592,909.11
 Aug-2003                450,289.73          May-2007                596,628.43
 Sep-2003                453,114.40          Jun-2007                600,371.08
 Oct-2003                455,956.79          Jul-2007                604,137.21
 Nov-2003                458,817.00          Aug-2007                607,926.96

   Payment Date        Scheduled Principal
   Occurring In        Installment Amount
   ------------        ------------------
 Sep-2007                611,740.49
 Oct-2007                615,577.94
 Nov-2007                619,439.46
 Dec-2007                623,325.20
 Jan-2008                627,235.32
 Feb-2008                631,169.97
 Mar-2008                635,129.29
 Apr-2008                639,113.46
 May-2008                643,122.62
 Jun-2008                647,156.93
 Jul-2008                651,216.54
 Aug-2008                655,301.62
 Sep-2008                659,412.33
 Oct-2008                663,548.83
 Nov-2008                667,711.27
 Dec-2008                671,899.82
 Jan-2009                676,114.65
 Feb-2009                680,355.91
 Mar-2009                684,623.79
 Apr-2009                688,918.43
 May-2009                693,240.02
 Jun-2009                697,588.71
 Jul-2009                701,964.69
 Aug-2009                706,368.11
 Sep-2009                710,799.16
 Oct-2009                715,258.00
 Nov-2009                719,744.81
 Dec-2009                724,259.77
 Jan-2010                728,803.06
 Feb-2010                733,377.31
 Mar-2010            438,253,292.09(1)

----------
(1) For the purposes of any recalculation of the Principal Installment Amounts or any scheduled payment of principal pursuant to the Indenture, this shall be deemed not to be part of Exhibit H.

                                                                       EXHIBIT I

                          Issuer Separateness Covenants

      The Issuer agrees that it:

            (1) shall not engage in any business unrelated to (i) the ownership of the direct and/or indirect interests in the Property Owners, (ii) acting as member or managing member of the Property Owners and Pennsylvania Holding LLC,
(iii) acting as the member of the general partners of the Property Owners of the Mortgaged Properties located in Pennsylvania , (iv) owning the limited partner interests in Pennsylvania Holding LP (the entities referred to in (ii), (iii) and (iv) other than the Property Owners, the "Additional Entities"), (v) making the Mortgage Loan, (vi) issuing the Notes, (vii) owning Defeasance Collateral and (viii) otherwise dealing with the Property Owners, the members or general or limited partners of the Property Owners, the Mortgage Loan and the Securities;

            (2) shall not own any assets other than those relating to its interest in the Property Owners and the Additional Entities;

            (3) except as required by law, shall not, without the consent of each of its Special Members (as defined in the Limited Liability Company Agreement of the Issuer) (i) (and then only in a manner that does not violate the requirements of any of the Mortgage Security Documents and the Indenture) engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale, transfer of all or any portion of its assets, or amend its organizational or governing documents in any manner adverse to the Issuer's ability to satisfy the requirements of any of the Mortgage Security Documents and the Indenture that it be a special-purpose entity, or (ii) (and then only in a manner that does not violate the requirements of any of the Mortgage Security Documents and the Indenture) cause any of the Property Owners or the Additional Entities to engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale, transfer of all or any portion of the Property Owners' or the Additional Entities' assets, or amend the applicable organizational documents of the Property Owners or the Additional Entities in a manner adverse to such Property Owners' or the Additional Entities' ability to satisfy the requirements of any of the Mortgage Security Documents and the Indenture that such Property Owners or the Additional Entities be a special-purpose entity;

            (4) shall at all times be a special-purpose entity and shall have at all times (except for the limited and temporary circumstances described in the its Limited Liability Company Agreement) at least two Special Members;

            (5) shall (a) maintain its bank accounts separate from any other person or entity, other than the other Finance Entities (as defined in the Mortgage), (b) maintain its books and records separate from any other person and
(c) otherwise ensure that its records and books reflect the separate existence of itself and its assets;

            (6) shall separately identify and segregate its funds and assets from those of any other entity and shall not commingle its funds or assets with those of any other person or entity, other than the other Finance Entities;

            (7) shall hold its assets in its own name;

            (8) shall engage in transactions and conduct all business activities in its own name and present itself to the public as a company separate from any other person or entity, including Vornado L.P., the other Finance Entities or any Affiliate of any of the foregoing;

            (9) shall maintain its financial statements, accounting records, and other entity documents separate from those of any other person or entity, except that the Issuer may be included in the consolidated financial statements of another Person where required by generally accepted accounting principals;

            (10) shall pay its own liabilities out of its funds and assets as the same shall become due to the extent sufficient funds are available to it and shall not pay its debts and liabilities from the funds or assets of any other person or entity;

            (11) shall not engage in any transaction with any Affiliate involving any intent to hinder, delay or defraud any person or entity;

            (12) shall maintain an arm's-length relationship with, and shall not be or become operationally dependent on, any Affiliate;

            (13) shall have no indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including any guarantee obligations) other than indebtedness contemplated by or permitted under the Mortgage Security Documents and the Indenture;

            (14) shall not assume or guaranty or become obligated for the debts of any other person or entity, and shall not hold out its credit as being available to satisfy the obligations of any other person or entity, except for the indebtedness contemplated by or permitted under the Mortgage Security Documents and the Indenture;

            (15) shall not acquire obligations or securities of any of its members;

            (16) shall fairly and reasonably allocate any shared expenses including, without limitation, rent for shared office space and shall use stationery, invoices and checks separate from those of any entity other than the other Finance Entities;

            (17) except as contemplated by or permitted under the Mortgage Security Documents or the Indenture, shall not pledge its assets for the benefit of any other person or entity, other than the other Finance Entities;

            (18) shall hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity;

            (19) shall not make loans or advances to any person or entity other than in accordance with the terms of the Mortgaged Security Documents or the Indenture;

            (20) shall not identify any of its members, any subsidiary, the Manager or any Affiliate of the foregoing as a division or part of itself;

            (21) shall not enter into, or be a party to, any transaction with any of its members or Affiliates except (i) in the ordinary course of its business and (ii) on terms which are intrinsically fair and are no less favorable to it than those terms which would be obtained in a comparable arm's-length transaction with an unrelated third party;

            (22) shall correct any known misunderstanding regarding its separate existence and identity;

            (23) without the prior written consent of each of the Special Members, (i) it shall not, and none of Vornado L.P. or any other person or entity on behalf of it shall, and (ii) it shall not cause, and none of Vornado L.P. or any other person or entity on behalf of it shall cause, any of the other Finance Entities to (a) file, or consent to the filing of, a bankruptcy, insolvency or reorganization petition or otherwise institute bankruptcy or insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally, (b) seek or consent to the institution of bankruptcy or insolvency proceedings against it or the appointment of a receiver, liquidator, conservator, assignee, trustee, sequestrator, custodian or any similar official for itself or all or any portion of its assets, (c) make or consent to any assignment for the benefit of its creditors (d) admit in writing its inability to pay its debts generally as they become due or (e) take any action in furtherance of any of the preceding actions;

            (24) shall maintain a sufficient number of employees in light of its contemplated business operations and compensate its employees (if any) from its own funds for services provided to it;

            (25) intends to maintain adequate capitalization in light of its contemplated business and operations and it shall not (and shall not permit Vornado L.P. or Vornado to) take any action that would cause the Issuer not to maintain adequate capitalization in light of the Issuer's contemplated business and operations;

            (26) shall take all appropriate action necessary to maintain its existence as a limited liability company in good standing under the laws of the State of Delaware;

            (27) shall strictly observe all organizational and procedural matters and formalities required by the its Limited Liability Company Agreement, and by applicable law, as the case may be, and shall keep accurate and proper books and records of account;

            (28) shall at all times ensure that its funds will be clearly traceable at each step in any financial transaction and maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other person or entity (except that its funds may be commingled with the funds of the other Finance Entities);

            (29) shall ensure that decisions with respect to its business and daily operations will be duly authorized in accordance with the its Limited Liability Company Agreement;

            (30) shall ensure that all decisions with respect to its business will be made by appointed representatives of its member, in accordance with its constitutive organizational and other legal documents;

            (31) shall not permit itself to be dependent upon any subsidiary or Affiliate or any other entities to operate its business;

            (32) shall have two Special Members who will, to the fullest extent permitted by law, consider only the interests of the Issuer, including, if the Issuer is insolvent, the Issuer's creditors, in acting or otherwise voting on the matters for which such Special Member's approval is required.